UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Macy’s, Inc.

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2021

macy's inc

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Macy's, Inc.: a digitally led omnichannel retailer

macy's inc

$17.3 billion	net sales
44%	digital penetration
727	locations across brands
~18.3 million	active Star Rewards Loyalty members
90 thousand	colleagues

macy's · bloomingdale's · bluemercury makeup · skincare · spa · macy's backstage · the outlet store bloomingdale's · Market by macy's

151 West 34th Street, New York, New York 10001
To the Shareholders:
I invite you to attend Macy’s 2021 Annual Meeting of Shareholders scheduled for Friday, May 21, 2021, 11:00 a.m., Eastern Time (the “Annual Meeting”). This year’s annual meeting will be completely virtual conducted electronically via live webcast. You will be able to attend the Annual Meeting, vote and submit your questions in advance of or during the Annual Meeting by visiting www.virtualshareholdermeeting.com/M2021. To participate in the meeting, you must have your 16-digit control number shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction card if you receive the proxy materials by mail. We are enclosing the notice of meeting, proxy statement and form of proxy with this letter.
We are holding the Annual Meeting virtually again this year to enable participation by a broader number of shareholders, particularly in light of the COVID-19 pandemic. We also believe that hosting a virtual meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate more effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.
We are also pleased to save costs and help protect the environment by once again using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended January 30, 2021 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.
Your vote is important and we want your shares to be represented at the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote in advance of the Annual Meeting by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.
We appreciate your continued confidence in and support of Macy’s, Inc.

Sincerely,
JEFF GENNETTE
Chairman and Chief Executive Officer

April 6, 2021
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

WHEN
May 21, 2021 11:00 a.m. Eastern Time
WHERE
The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshare holdermeeting.com/M2021
RECORD DATE
Shareholders of record at the close of business on March 25, 2021 are entitled to notice of, and to attend and vote during the Annual Meeting

ITEMS OF BUSINESS
1	Election of 10 directors named below to Macy’s board of directors to serve until the next annual meeting

2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 29, 2022
3	Advisory vote to approve named executive officer compensation
4	Approval of the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan
Transaction of any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting
PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2021 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the broker or other organization. Street name holders may also vote online during the Annual Meeting.
If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning your proxy card or voting instruction card promptly, or by voting by telephone or over the Internet, prior to the Annual Meeting to ensure that your shares will be represented.

VIRTUAL MEETING PARTICIPATION
Any shareholder can listen to and participate in the Annual Meeting live via the Internet at
www.virtualshareholdermeeting.com/M2021. The webcast will start at 11:00 a.m. Eastern Time. You will need the 16‑digit control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions in advance of or during the meeting.
Additional information on how you can attend and participate in the virtual Annual Meeting is set forth in “Annual Meeting and Voting Information” beginning on page 95.

By Order of the Board of Directors,
ELISA D. GARCIA Secretary
April 6, 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2021.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended January 30, 2021 are available at www.proxyvote.com and www.macysinc.com.The Notice of Annual Meeting of Shareholders, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 30, 2021 (fiscal 2020) and a proxy card or voting instruction card are being mailed to, or can be accessed online by, shareholders on or about April 6, 2021.

VOLUNTARY ELECTRONIC DELIVERY OF PROXY MATERIALS
We encourage our shareholders to enroll in voluntary e-delivery of future proxy materials. Electronic delivery is convenient and provides immediate access to these materials. This will help us save printing and mailing expenses and reduce our impact on the environment. Follow the simple instructions at www.proxyvote.com.

PROXY STATEMENT

1	PROXY SUMMARY
5	ITEM 1. ELECTION OF DIRECTORS
6	Nominees for Election as Directors
12	FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
12	Attendance at Board Meetings
12	Communications with the Board
12	Shareholder Engagement
12	Director Independence
13	Board Leadership Structure
14	Lead Independent Director
15	Risk Oversight
16	Committees of the Board
19	Director Nomination and Qualifications
21	Skills Matrix
22	Director Nominations by Shareholders
22	Retirement Policy
23	Resignation Policy
23	Corporate Governance Principles and Code of Business Conduct and Ethics
23	Fiscal 2020 Director Compensation Program
24	Director Retirement Plan
24	Director Compensation Program Review
25	Fiscal 2020 Non-Employee Director Compensation Table
26	Director Stock Ownership Guidelines; Hedging/Pledging Policy
27	SUSTAINABILITY, DIVERSITY & INCLUSION AND HUMAN CAPITAL
30	ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	Fees Paid to Independent Registered Public Accounting Firm
31	Policy and Procedures for Pre-Approval of Non-Audit Services by Outside Auditors
32	REPORT OF THE AUDIT COMMITTEE
33	ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
34	ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
45	A Letter from the CMD Committee Chair to our Shareholders
47	COMPENSATION COMMITTEE REPORT
48	COMPENSATION DISCUSSION & ANALYSIS
48	Executive Summary
51	2021 Compensation Program Design Highlights
52	Highlights of Our Executive Compensation Program
54	2020 Short-Term and Long-Term Incentive Programs
56	Executive Compensation Practices
57	The Key Elements of Executive Compensation
60	Summary of Leadership Changes in 2020
61	How We Determine Executive Compensation
62	How We Set Executive Compensation
63	Executive Compensation Governance
65	Non-GAAP Metrics
65	Forwarding Looking Statements
66	COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
68	2020 Summary Compensation Table
70	Plan-Based Awards
76	Post Retirement Compensation
80	Potential Payments Upon Termination or Change in Control
88	CEO Pay Ratio
90	OUR COLLEAGUE COMPENSATION PHILOSOPHY
91	STOCK OWNERSHIP
94	POLICY ON RELATED PERSON TRANSACTIONS
95	ANNUAL MEETING AND VOTING INFORMATION
95	Virtual Annual Meeting
95	Record Date
95	Confidential Shareholder Voting Policy
96	Quorum
96	Vote Required For Each Proposal and Board Recommendation
96	Majority Vote Standard for Director Election
96	Broker Non-Votes
96	Methods of Voting
98	Revoking Your Proxy
98	Electronic Delivery of Proxy Statement and Annual Report
98	Shareholders Sharing the Same Address
99	SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS
99	OTHER MATTERS
101	APPENDIX A MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN

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PROXY STATEMENT

We are providing the enclosed proxy materials to you in connection with the solicitation by the board of directors (the Board) of Macy’s, Inc. (Macy’s or the Company) of proxies to be voted at the Annual Meeting of Shareholders to be held on May 21, 2021 (the Annual Meeting). We began giving these proxy materials to our shareholders on April 6, 2021.
PROXY SUMMARY

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.
2021 ANNUAL MEETING OF SHAREHOLDERS
WHEN
May 21, 2021 11:00 a.m. Eastern Time
WHERE
The Annual Meeting will be held virtually via live webcast and can be accessed online at www.virtualshareholder meeting.com/M2021
RECORD DATE
Shareholders of record at the close of business on March 25, 2021 are entitled to notice of, and to attend and vote during the Annual Meeting

PROXY VOTING FOR REGISTERED HOLDERS (shares are held in your own name)

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2021 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You can vote by returning your voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the broker or other organization. Street name holders may also vote online during the
Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  1

PROXY SUMMARY
VOTING MATTERS
Item		Board’s Recommendation	See page
1	Election of 10 directors named below to Macy’s board of directors to serve until the next annual meeting
		FOR each nominee	5
2	Ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 29, 2022	FOR	30
3	Advisory vote to approve named executive officer compensation	FOR	33
4	Approval of the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan	FOR	34
CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE
Page
9 of 10 Director nominees are independent	3
Annual Board and Committee evaluation	14
Annual election of all directors	5
Board and Committee oversight of risk	15
Confidential shareholder voting policy	95
Director resignation policy	23
Director retirement policy	22
Diverse Board in terms of gender, ethnicity, experience and skills	4
Independent Board Committees	16
Page
Lead independent director	14
Majority voting in uncontested director elections	96
No shareholder rights plan	n/a
Policy prohibiting pledging and hedging ownership of Macy’s stock	26;64
Proxy access	22;99
Regular executive sessions of independent directors	14
Share ownership guidelines for directors and executive officers	26;91
Single voting policy	95

CORPORATE SOCIAL RESPONSIBILITY
Macy’s is committed to creating a more sustainable future. See Sustainability, Diversity & Inclusion and Human Capital, beginning on page 27.

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PROXY SUMMARY
NOMINEES FOR DIRECTOR
Name/Age	Experience		Director Since	Principal Occupation	Independent	Other Current Public Company Boards	Key Committee Membership*
							A	CMD	F	NCG
Francis S. Blake (71)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/International • Retail • Risk Management	2015	Former Chairman and CEO, The Home Depot, Inc.		2
Torrence N. Boone (51)	• Senior Leadership • Global/International • Retail • Marketing/Brand Management	• eCommerce • Investment Banking	2019	Vice President, Global Client Partnerships, Alphabet Inc.		0
John A. Bryant (55)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Global/International • Retail • Risk Management	2015	Former Chairman, President and CEO, Kellogg Company		3
Deirdre P. Connelly (60)	• Senior Leadership • Human Resources • Global/International	• Marketing/Brand Management	2008	Former President, North American Pharmaceuticals, GlaxoSmithKline		2
Jeff Gennette (59)	• Senior Leadership • Retail • Marketing/Brand Management	• eCommerce • Risk Management	2016	Chairman of the Board and CEO, Macy’s, Inc.		0
Leslie D. Hale (48)	• Senior Leadership • Finance/Accounting • Investment Banking & Real Estate	• Investor Relations • Risk Management	2015	President and CEO, RLJ Lodging Trust		1
William H. Lenehan (44)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Investment Banking & Real Estate • Risk Management	2016	President and CEO, Four Corners Property Trust, Inc.		1
Sara Levinson (70)	• Senior Leadership • Corporate Governance	• Marketing/Brand Management • eCommerce	1997	Co-Founder and Director, Katapult		1
Paul C. Varga (57)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International	• Retail • Marketing/Brand Management • Risk Management	2012	Former Chairman and CEO, Brown-Forman Corporation		1
Marna C. Whittington (73)	• Senior Leadership • Finance/Accounting • Corporate Governance	• Investment Banking • Risk Management	1993	Former CEO, Allianz Global Investors Capital		2
Committee Information:
A	Audit	CMD	Compensation and Management Development	Committee Chair
F	Finance	NCG	Nominating and Corporate Governance	Committee Vice Chair
Committee Member
*The following changes to Key Committee Memberships will become effective as of May 21, 2021:
•
Deirdre P. Connelly will become Chair of the NCG Committee.

•
Francis S. Blake will become Chair of the CMD Committee, join the Finance Committee and no longer be a member of the NCG Committee.

•
Paul C. Varga will step down as Chair of CMD Committee but will remain a member.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  3

PROXY SUMMARY
Our director nominees provide an effective mix of experience and fresh ideas, as well as gender, age and racial/ethnic diversity.

EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program and our methodology for setting pay opportunities and approving payouts are discussed in the Compensation Discussion & Analysis (CD&A), beginning on page 48.

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ITEM 1. ELECTION OF DIRECTORS

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2022 or until his or her successor is duly elected and qualified.
David P. Abney, who has served as a director since October 2018, will not stand for re-election following expiration of his current term at the Annual Meeting. Joyce Roché, who has served as a director since February 2006, will retire as of the Annual Meeting in accordance with our director retirement policy. We thank Ms. Roché and Mr. Abney for their many years of service to Macy’s and our shareholders. Effective as of the Annual Meeting, the Board has approved reduction of the size of the Board from twelve to ten members.
Information regarding the director nominees is set forth below. Ages are as of March 25, 2021. The criteria considered and process undertaken by the NCG Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors — Director Nomination and Qualifications.”
Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the Annual Meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the Annual Meeting.

The Board recommends that you vote FOR the election of each of the nominees named below, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  5

ITEM 1. ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS:
Committees • CMD • NCG Other Current Public Directorships • Delta Air Lines, Inc. • The Procter & Gamble Company	Francis S. Blake	Director since November 2015
Former Chairman and Chief Executive Officer of The Home Depot, Inc.
Age 71 | Independent

Current and Past Positions
•
Chairman of The Home Depot, Inc., a multinational home improvement retailer, from January 2007 until his retirement in February 2015.

•
Chief Executive Officer of The Home Depot, Inc. from January 2007 to November 2014.

•
Vice Chairman of The Home Depot, Inc. from October 2006 to January 2007.

•
Executive Vice President — Business Development and Corporate Operations of The Home Depot, Inc. from 2002 to January 2007. In this position, Mr. Blake was responsible for the company’s real estate, store construction, credit services, strategic business development, growth initiatives, and international and home services businesses.

•
Prior to his affiliation with The Home Depot, Inc., Mr. Blake served in a variety of executive positions at General Electric Company from 1992 to May 2001, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions and identification of strategic growth opportunities.

•
U.S. Deputy Secretary of Energy from May 2001 to March 2002.

Key Qualifications, Experience and Attributes
Mr. Blake has extensive leadership experience as a former Chief Executive Officer and senior executive of large publicly-traded companies with global operations. He has extensive background in strategy and general management of large organizations and significant knowledge of the retail consumer industry, supply chain, merchandising, customer service, growth initiatives, and evolving market practices. Mr. Blake has several years of valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

6  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
Committees • Audit • NCG Previous Public Directorships During Last Five Years • The Finish Line, Inc. (until 2018)	Torrence N. Boone	Director since December 2019
Vice President, Global Client Partnerships, Alphabet Inc.
Age 51 | Independent

Current and Past Positions
•
Vice President, Global Client Partnerships of Alphabet Inc., a multinational technology company, since January 2010.

•
CEO of Enfatico, a full-service, integrated agency, from 2008 to 2010.

•
Senior executive at Digitas from 2001 to 2008 and previously at Avenue A (now Razorfish).

•
Mr. Boone began his career at Bain & Company where he was a senior manager and advised a broad range of clients on corporate and business strategy, mergers and acquisitions, new product development and interactive strategy.

Key Qualifications, Experience and Attributes
Mr. Boone has many years of experience in advertising, marketing and technology and is a seasoned professional in the ad agency world. Mr. Boone is a leader in the advertising/marketing industry and has been recognized as an advocate for ethnic diversity and inclusion in education and business. Mr. Boone has a depth of knowledge and experience in digital marketing.

Committees
•
Audit (chair)

•
Finance

Other Current
Public
Directorships
•
Compass Group PLC

•
Ball Corporation

•
Coca-Cola European
Partners

Previous Public
Directorships
During Last Five
Years
•
Kellogg Company
(until 2018)

John A. Bryant	Director since March 2015
Former Chairman, President and Chief Executive Officer of Kellogg Company
Age 55 | Independent

Current and Past Positions
•
Chairman of the Board of Kellogg Company, a multinational cereal and snack food producer, from July 2014 to March 2018.

•
Retired as President and Chief Executive Officer of Kellogg Company in October 2017 having served in that role since January 2011.

•
Member of the Board of Kellogg Company from July 2010 to March 2018.

•
Held various operating roles, including President Kellogg International, President Kellogg North America, and Chief Operating Officer, Kellogg Company, from December 2006 to January 2011.

•
Chief Financial Officer of Kellogg Company from February 2002 to June 2004 and again from December 2006 to December 2009.

•
Mr. Bryant joined Kellogg Company in 1998 and was promoted during the next four years to a number of key financial and executive leadership roles.

•
Mr. Bryant was a trustee of the W. K. Kellogg Foundation Trust from 2015 to 2018.

Key Qualifications, Experience and Attributes
Mr. Bryant has many years of leadership experience as a Chief Executive Officer, Chief Financial Officer and senior executive of a large public company with global operations. He has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, the retail environment and strategy and strategic planning. In addition, Mr. Bryant has several years of valuable experience as a public company board member.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  7

ITEM 1. ELECTION OF DIRECTORS
Committees • CMD • NCG (Vice Chair) Other Current Public Directorships • Lincoln National Corporation • Genmab A/S	Deirdre P. Connelly	Director since January 2008
Former President, North American Pharmaceuticals of GlaxoSmithKline
Age 60 | Independent

Current and Past Positions
•
President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from February 2009 until her retirement in February 2015.

•
President — U.S. Operations of Eli Lilly and Company from June 2005 to January 2009.

•
Senior Vice President — Human Resources of Eli Lilly and Company from October 2004 to June 2005.

•
President, Women’s Health Business — U.S. Operations of Eli Lilly and Company from 2001 to 2003.

Key Qualifications, Experience and Attributes
Ms. Connelly has many years of leadership experience as a senior executive of large publicly-traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, product development, brand marketing, merchandising, risk management and compensation/benefits oversight. In addition, as a former Human Resources executive, Ms. Connelly also has valuable insight in managing a large-scale, diverse workforce.

Jeff Gennette	Director since June 2016
Chairman and Chief Executive Officer of Macy’s, Inc.
Age 59

Current and Past Positions
•
Chief Executive Officer of Macy’s, Inc. since March 2017, Chairman of the Board of Macy’s, Inc. since January 2018.

•
President of Macy’s, Inc. from March 2014 to August 2017.

•
Chief Merchandising Officer from February 2009 to March 2014.

•
Chairman and Chief Executive Officer of Macy’s West in San Francisco from February 2008 to February 2009.

•
Chairman and Chief Executive Officer of Seattle-based Macy’s Northwest from February 2006 to February 2008.

Key Qualifications, Experience and Attributes
Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. Mr. Gennette began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a focus on the Macy’s customer.

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ITEM 1. ELECTION OF DIRECTORS
Committees • Audit • Finance Other Current Public Directorships • RLJ Lodging Trust	Leslie D. Hale	Director since January 2015
President and Chief Executive Officer, RLJ Lodging Trust
Age 48 | Independent

Current and Past Positions
•
President and Chief Executive Officer of RLJ Lodging Trust, a publicly-traded lodging real estate investment trust, since August 2018.

•
Executive Vice President and Chief Financial Officer of RLJ Lodging Trust from February 2013 to August 2018, Chief Operating Officer from July 2016 to August 2018 and Treasurer from May 2011 to July 2016.

•
Chief Financial Officer, Treasurer and Senior Vice President of RLJ Lodging Trust from May 2011 to January 2013.

•
Chief Financial Officer and Senior Vice President of Real Estate and Finance of RLJ Development from September 2007 until the formation of RLJ Lodging Trust in 2011.

•
Vice President of Real Estate and Finance for RLJ Development from 2006 to September 2007 and Director of Real Estate and Finance from 2005 to 2006.

•
From 2002 to 2005, Mrs. Hale held several positions within the global financial services divisions of General Electric Company, including as a Vice President in the business development group of GE Commercial Finance, and as an Associate Director in the GE Real Estate strategic capital group. Prior to that, she was an investment banker at Goldman, Sachs & Co.

Key Qualifications, Experience and Attributes
Mrs. Hale has many years of leadership experience as a senior executive of large public companies. She has extensive knowledge and experience in a wide range of financial disciplines, including corporate finance, treasury, real estate and business development. In addition, through her positions with RLJ Lodging Trust, General Electric and Goldman Sachs, Mrs. Hale also has expertise in investor relations, risk management, long-term strategic planning and mergers and acquisitions.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  9

ITEM 1. ELECTION OF DIRECTORS
Committees • Audit • Finance Other Current Public Directorships • Four Corners Property Trust, Inc.	William H. Lenehan	Director since April 2016
President and Chief Executive Officer of Four Corners Property Trust, Inc.
Age 44 | Independent

Current and Past Positions
•
President and Chief Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust, since August 2015.

•
Special Advisor to the Board of Directors of EVOQ Properties, Inc., an owner of a substantial portfolio of development assets in downtown Los Angeles, California, from June 2012 to 2014.

•
Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust), a real estate operating company with a global net lease portfolio, from June 2011 to December 2011.

•
Investment Professional at Farallon Capital Management LLC, a global institutional asset management firm, from August 2001 to February 2011. At Farallon Capital Management, Mr. Lenehan was involved with numerous public and private equity investments in the real estate sector.

Key Qualifications, Experience and Attributes
Mr. Lenehan has many years of investment and leadership experience in the real estate industry, both in public companies and private assets. Specifically, Mr. Lenehan has relevant experience in monetizing real estate held by operating companies. Mr. Lenehan has several years of valuable experience as a public company executive and board member and expertise in strategy, finance and corporate governance through his service on board committees.

Committees • CMD • NCG Other Current Public Directorships • Harley Davidson, Inc.	Sara Levinson	Director since May 1997
Co-Founder and a Director of Katapult
Age 70 | Independent

Current and Past Positions
•
Co-Founder and a Director of Katapult (formerly known as Kandu), a digital entertainment company making products for today’s creative generation, since April 2013.

•
Non-Executive Chairman of ClubMom, Inc., an online social networking community for mothers, from October 2002 to February 2008.

•
Chairman and Chief Executive Officer of ClubMom from May 2000 to September 2002.

•
President of the Women’s Group of publisher Rodale, Inc. from October 2002 to June 2005.

•
President of NFL Properties, Inc. from September 1994 to April 2000, where she oversaw a $2 billion consumer products and e-commerce division, corporate sponsorship, marketing, special events, club services and publishing.

Key Qualifications, Experience and Attributes
Ms. Levinson has many years of leadership experience as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries. She has extensive knowledge and expertise in marketing, merchandising and trademark licensing. In addition, she has expertise in social networking, e-commerce and technology innovation. Ms. Levinson has several years of valuable experience as a public company board member and expertise in strategy, governance and executive compensation through her service on board committees.

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ITEM 1. ELECTION OF DIRECTORS

Committees
•
CMD (chair)

•
Finance

Other Current
Public
Directorships
•
Churchill Downs
Incorporated

Previous Public
Directorships
During Last Five
Years
•
Brown-Forman
Corporation (until
2019)

Paul C. Varga	Director since March 2012
Former Chairman and Chief Executive Officer of Brown-Forman Corporation
Age 57 | Independent

Current and Past Positions
•
Chairman and Chief Executive Officer of Brown-Forman Corporation, a spirits and wine company, from August 2007 until his retirement in January 2019.

•
President and Chief Executive Officer of Brown-Forman Beverages (a division of Brown-Forman Corporation) from 2003 to 2005.

•
Global Chief Marketing Officer for Brown-Forman Spirits from 2000 to 2003.

Key Qualifications, Experience and Attributes
Mr. Varga has many years of leadership experience as the Chief Executive Officer of a global, publicly-traded consumer products company. He has extensive knowledge and experience in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales. In addition, Mr. Varga has several years of valuable experience as a public company board member.

Committees • Audit • Finance (chair) Lead Independent Director Other Current Public Directorships • Oaktree Capital Group, LLC • Phillips 66	Marna C. Whittington	Director since June 1993
Former Chief Executive Officer of Allianz Global Investors Capital
Age 73 | Independent

Current and Past Positions
•
Chief Executive Officer of Allianz Global Investors Capital, a successor firm of Nicholas Applegate Capital Management, from 2002 until her retirement in January 2012. Allianz Global Investors Capital is a diversified global investment firm.

•
Chief Operating Officer of Allianz Global Investors, the parent company of Allianz Global Investors Capital, from 2001 to 2011.

•
Prior to joining Nicholas Applegate in 2001, Dr. Whittington was Managing Director and Chief Operating Officer of Morgan Stanley Investment Management.

•
Dr. Whittington started in the investment management industry in 1992, joining Philadelphia-based Miller Anderson & Sherrerd.

•
Executive Vice President and CFO of the University of Pennsylvania from 1984 to 1992. Earlier, she had been first, Budget Director, and later, Secretary of Finance, for the State of Delaware.

Key Qualifications, Experience and Attributes
Dr. Whittington has many years of leadership experience as a former Chief Executive Officer and senior executive in the investment management industry. She has extensive knowledge and experience in management, and in financial, investment and banking matters. In addition, Dr. Whittington has several years of valuable experience as a public company board member and expertise in finance, risk, accounting, strategy and governance through her service on board committees.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  11

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

ATTENDANCE AT BOARD MEETINGS
Our Board held 17 meetings during the fiscal year ended January 30, 3031 (fiscal 2020). All of our directors attended more than 75% of the meetings held during fiscal 2020 of the Board and Committees on which they served.
We expect our directors to make reasonable efforts to attend annual meetings of shareholders. All Company directors serving at the time of our most recent annual meeting of shareholders held in May 2020 attended such meeting.

COMMUNICATIONS WITH THE BOARD
You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 151 West 34th Street, New York, New York 10001, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

SHAREHOLDER ENGAGEMENT
We welcome the opportunity to engage with our shareholders to inform, solicit feedback and understand their perspectives on strategy and performance, governance and other matters of mutual interest and importance. Over the last year members of our senior management, investor relations and corporate governance teams participated in numerous outreach activities with analysts and institutional investors, including our investor day, investor conferences, and small-group and one-on-one meetings and conference calls. We offer shareholders several ways to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts and our annual shareholders meeting.
In the fall of 2020, we reached out to 18 shareholders including 15 of our top shareholders, representing approximately 56% of our outstanding shares (as of
June 30, 2020), as well as major proxy advisory firms to provide an update on and seek dialog and feedback on our governance practices and compensation programs. Ultimately, we held telephonic meetings with governance representatives of shareholders representing approximately 28% of our outstanding shares (as of June 30, 2020). Engagement topics included our Polaris and sustainability strategies, diversity and inclusion, health and safety in the face of the pandemic, our governance profile and key features of our executive compensation plans for 2020. Shareholders were appreciative of the transparency, expressed alignment with our compensation actions in response to the pandemic and made suggestions to consider in developing 2021 programs. Following our off-season outreach, we provided an overview of the discussions and feedback to the applicable Board committees.

DIRECTOR INDEPENDENCE
Our Corporate Governance Principles require a majority of the Board consist of directors who the Board has determined are independent under the independence standards adopted by the Board, which comply with the listing standard of the New York Stock Exchange (NYSE). Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence. Listed below are these standards which are also disclosed on our website at
www.macysinc.com/investors/corporate-governance/governance-documents:
•
The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of the standards, “immediate family” includes a person’s spouse,

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
•
The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.

•
The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.

•
The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of  $1 million or 2% of the other company’s consolidated gross revenues.

•
The director does not serve as an executive officer of a charitable or non-profit organization to which

Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.
•
Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.

Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under NYSE rules and satisfies our Standards for Director Independence: Francis Blake, Torrence Boone, John Bryant, Deirdre Connelly, Leslie Hale, William Lenehan, Sara Levinson, Paul Varga and Marna Whittington. Our Board also determined that David Abney and Joyce Roché qualify as independent under NYSE rules and satisfy our Standards for Director Independence.
As part of its independence determination, the NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company and transactions, relationships, and arrangements with the Company. With respect to each Non-Employee Director, the NCG Committee determined that either the director or immediate family member was not employed by a company providing goods or services to Macy’s or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence as noted above.

BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles provide that our Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company. At any given point in time, these positions may be held by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.
Our Chairman and CEO functions currently are performed by a single individual. Our Board believes this combined leadership model works well. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.
Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As
CEO, he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) help ensure that key business issues and shareholder matters are brought to the attention of the Board. As both CEO and Chairman, Mr. Gennette promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process ensures our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, financial commitments for capital

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  13

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.
Our Board and each Board committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.

LEAD INDEPENDENT DIRECTOR
In December 2015, our Board transitioned from a presiding director to a lead independent director structure, significantly increasing the duties and responsibilities of the lead independent director role.
Paul Varga has been elected as lead independent director for a two-year term commencing in May 2021. Mr. Varga will succeed Marna Whittington, who has served as the lead independent director since 2015.

Under our Lead Independent Director Policy, the lead independent director has the following responsibilities:
Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation

•
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)

• Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
• Communicates Board member feedback to the Chairman and/or CEO	• Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
• Has the authority to call meetings of the independent directors	• Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
• Approves the agenda for executive sessions of the independent directors	• If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions/Committee Meetings	Approves Appropriate Provision of Information to the Board Such as Board Meeting Agendas and Schedules
• Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
•
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

• Facilitates the Board’s approval of the number and frequency of meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items
The lead independent director is selected from among the Non-Employee Directors. The chair of the NCG Committee and management discuss candidates for the lead independent director position, and consider many of the same types of criteria as candidates for the chair of Board committees including:
•
Tenure

•
Previous service as a Board committee chair

•
Diverse experience

•
Participation in and contributions to activities of the Board

•
Ability and willingness to commit adequate time to the role

The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as lead independent director at its next regularly scheduled meeting

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RISK OVERSIGHT
Enterprise Risk Assessment
We have an enterprise risk management program that identifies and prioritizes enterprise risks. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor the exposures. The Audit Committee discusses with management the risk assessments and risk management policies relating to a variety of risks, including certain financial, operational, IT and compliance risks. The chairman of the Audit Committee updates the full Board on these discussions.
The Audit Committee, and the full Board when appropriate, receives regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness and response plans in overseeing our cybersecurity risk management program. The NCG Committee oversees ESG risks and mitigation strategies and the CMD Committee oversees human capital related risks.
During 2020 we assembled a cross-functional team, which included our executive officers, for continuously monitoring the impact of the COVID-19 outbreak on our business operations and implementing measures to manage liquidity and other risks. The Board was actively engaged in overseeing these risk management strategies and initiatives, working closely with management during this unprecedented situation to maintain information flow and timely review of issues arising from the pandemic.

Compensation Risk Assessment
The Compensation and Management Development (CMD) Committee reviews risks associated with our executive compensation program and evaluates the potential for unintended risks associated with the design of the program.
Our internal compensation team analyzed our 2020 executive compensation program to determine the potential for incentive plan provisions or design features that could exacerbate or incentivize business risk. Consistent with prior year’s conclusions, our analysis indicated our compensation program is well-designed and does not create material risk for the Company. The program also includes a number of features that mitigate risk and protect against the potential for unintended consequences. Our analysis was reviewed by our principal risk officer and Semler Brossy Consulting Group LLC (Semler Brossy), the independent compensation consultant to the CMD Committee and discussed with the CMD Committee.
Our review noted the following features of our executive compensation program:
•
Appropriate pay philosophy, peer group and market positioning to support talent needs and business objectives

•
Effective balance in:

•
Cash and equity mix

•
Short- and long-term performance focus

•
Performance objectives set with a reasonable probability of achievement

•
Use of multiple performance metrics in the incentive plans

•
Focus on critical 2020 business priorities in light of significant business disruption caused by the COVID-19 pandemic, as well as absolute and relative stock price appreciation

•
Ability of the CMD Committee to use discretion to reduce amounts earned based on a subjective evaluation of quality of earnings, individual performance and other relevant factors

•
Meaningful risk mitigators are in place, including 1) substantial stock ownership guidelines and retention ratios; 2) clawback provisions; 3) anti-hedging/pledging policies; and 4) independent CMD Committee oversight to name a few

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  15

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
COMMITTEES OF THE BOARD
The following standing committees of the Board were in existence throughout fiscal 2020: Audit Committee, Compensation and Management Development Committee, Finance Committee, and Nominating and Corporate Governance Committee. Committee memberships noted below reflect committee composition as of as of March 25, 2021.
Audit Committee	Number of Meetings in Fiscal 2020 8
• John A. Bryant • Torrence N. Boone • Leslie D. Hale • William H. Lenehan • Joyce M. Roché • Marna C. Whittington
The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background. Mr. Bryant currently serves on the audit committee of three public companies in addition to Macy’s, Inc. The Board has determined that such simultaneous service does not impair Mr. Bryant’s ability to effectively serve on the Macy’s, Inc. Audit Committee.
RESPONSIBILITIES
•
reviewing the professional services provided by our independent registered public accounting firm and the independence of the firm

•
reviewing the scope of the audit

•
reviewing and approving any proposed non-audit services by our independent registered public accounting firm

•
reviewing our annual financial statements, systems of internal controls, and legal compliance policies and procedures

•
discussing our risk assessment and risk management policies

•
monitoring the functions of our Compliance and Ethics organization

•
reviewing with members of our internal audit staff the internal audit department’s staffing, responsibilities and performance, including its audit plans and audit results

See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Compensation and Management Development Committee	Number of Meetings in Fiscal 2020 9
• Paul C. Varga • David P. Abney • Francis S. Blake • Deirdre P. Connelly • Sara Levinson
The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules, and are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934.
RESPONSIBILITIES
•
recommending to the Board annual compensation for our chief executive officer and determining for other executive officers their annual compensation opportunities, including salary, target incentive and target equity compensation

•
administering our incentive and equity plans, including 1) establishing annual or long-term performance goals and objectives and corresponding award levels for the executive officers; 2) determining whether and the extent to which annual and/or long-term performance goals and objectives have been achieved; and 3) recommending or determining related annual and/or long-term incentive award payouts for our CEO and other executive officers, respectively

•
reviewing and approving any proposed severance, termination or retention plans, agreements or payments applicable to any of our executive officers

•
advising and consulting with management regarding our employee benefit programs

•
establishing executive succession plans, including plans in the event of an emergency, resignation or retirement

•
overseeing the Company’s strategy and initiatives in support of a diverse and inclusive company culture

•
delegating its authority and responsibility, as it deems appropriate, to a subcommittee or one or more officers of the Company as permitted by law

Finance Committee	Number of Meetings in Fiscal 2020 8
• Marna C. Whittington • David P. Abney • John A. Bryant • Leslie D. Hale • William H. Lenehan • Paul C. Varga
The charter for the Finance Committee is available on our website at www.macysinc.com/
investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence and the NYSE independence standards.
RESPONSIBILITIES
•
reviewing and approving capital projects and other financial commitments above $25 million and below $50 million, reviewing and making recommendations to the Board with respect to approval of all such projects and commitments of  $50 million and above, and reviewing and tracking the actual progress of approved capital projects against planned projections

•
reporting to the Board on potential transactions affecting our capital structure, such as financings, re-financings and issuances, redemptions or repurchases of debt or equity securities

•
reporting to the Board on potential material changes in our financial policy or structure

•
reviewing and approving the financial considerations relating to acquisitions of businesses and operations involving projected costs, and sales or other dispositions of assets, real estate and other property, above $25 million and below $50 million, and recommending to the Board on all transactions involving projected costs or proceeds of $50 million and above

•
reviewing long-term business/financial and long-term capital plan prepared by management and recommending the plans to the Board

•
reviewing the management and performance of our retirement plans

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  17

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Nominating and Corporate Governance Committee	Number of Meetings in Fiscal 2020 7
• Joyce M. Roché • Francis S. Blake • Torrence N. Boone • Deirdre P. Connelly • Sara Levinson
The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards.
RESPONSIBILITIES
•
identifying and screening candidates for Board membership

•
proposing nominees for election to the Board by shareholders at annual meetings

•
reviewing and recommending modifications to our Corporate Governance Principles

•
overseeing the annual evaluation of and reporting to the Board on the performance and effectiveness of the Board and its committees, and recommending to the Board any changes concerning the composition, size, structure and activities of the Board and its committees

•
reviewing, reporting and recommending to the Board with respect to director compensation and benefits

•
considering possible Board and management conflicts of interest and making recommendations to prevent, minimize, or eliminate such conflicts of interest

•
overseeing our programs, policies and practices relating to charitable, political, social and environmental issues, impacts and strategies

The NCG Committee oversees our sustainability initiatives and our engagement with stakeholders in social, political, charitable and environmental inquiries and proposals.
The NCG Committee reviews our director compensation program periodically. To perform its responsibilities, the NCG Committee makes use of company resources, including members of senior management in our human resources and legal departments. The NCG Committee also engages the services of our independent compensation consultant to assist the Committee in assessing the competitiveness and overall appropriateness of our director compensation program.

Committee Chair	Financial Expert

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATION AND QUALIFICATIONS
Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:
•
personal qualities and characteristics, accomplishments and reputation in the business community

•
knowledge of the communities in which the Company does business and the retail industry or other industries relevant to our business

•
relevant experience and background that would benefit the Company

•
ability and willingness to commit adequate time to Board and committee matters

•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs

•
diversity of viewpoints, background, experience and demographics including gender and ethnicity

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity. Our Board and the NCG Committee believe it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.
Candidates for nomination to the Board may be suggested by current directors, management, shareholders, or a third-party search firm engaged to assist with director recruitment. Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, and at times other members of the Board and/or senior management, meet with and interview potential candidates.
The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board 1) considers candidates that the NCG Committee recommends; 2) considers the optimum size of the Board; 3) determines how to address any vacancies on the Board; and 4) determines the composition of all Board committees.
Although we do not have specific minimum qualifications that must be met for a candidate to be nominated as a director, below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in determining if a director is qualified. The experience, qualifications, attributes and skills that the Board considered in the re-nomination of our directors are reflected in their individual biographies beginning on page 6 and the skills matrix on page 21. The matrix is a summary; it does not include all the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed it should not suggest that a director does not possess that skill.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  19

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Leadership Experience:
Directors with experience in significant senior leadership positions with large organizations over an extended period provide us with special insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.
The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

Finance Experience:
An understanding and comprehension of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of the Company’s financial measures and internal control processes.

Industry Knowledge and Global Business Experience:
We seek directors with experience as executives, directors or in other leadership positions in areas relevant to the global retail industry. We value directors with an international business perspective and those with experience in our high priority areas, including consumer products, customer service, licensing, human resource management and merchandising (including e-commerce and other channels of commerce).

Sales and Marketing Experience:
Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and emerging and non-traditional marketing media (such as social media, viral marketing and e-commerce), and identifying potential changes in consumer trends and buying habits.

Technology Experience:
Directors with an understanding of technology as it relates to the retail industry, marketing and/or governance help the Company focus its efforts in developing and investing in new technologies and using technology to achieve the Company’s goals and create value.

Real Estate Experience:
Directors with an understanding of real estate investment and development assist the Company in developing and executing our business strategies to leverage our large portfolio of stores and distribution centers.

Public Company Board Experience:
Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director. They also bring an understanding of diverse business processes, challenges and strategies.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
SKILLS MATRIX
Area of Experience	Blake	Boone	Bryant	Connelly	Gennette	Hale	Lenehan	Levinson	Varga	Whittington
Leadership Experience
− CEO/President/senior executive of public company
− Senior advisor to leading financial services firm
− Senior government position or appointment
− Senior-level executive position with nonprofit organization
− Senior-level executive positions with companies that have grown their businesses through mergers and acquisitions
Finance Experience
− Financially literate
− Specific experience in investment or banking matters or as a current or former CFO
− Has served as an audit committee financial expert
Industry Knowledge and Global Business Experience
− Senior executive or director of substantial business enterprise engaged in merchandising, licensing, consumer products and/or consumer and customer service
− Experience in human resource management
Sales and Marketing Experience
− Experience in sales and/or marketing, including use of social media, e-commerce and other alternative channels
Technology Experience
− Understanding of technology as it relates to retail and/or marketing
− IT Governance
Real Estate Experience
− Senior-level executive position with real estate investment company or developer
Public Company Board Experience
− Experience on boards other than Macy’s
Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, background, experience and demographics, and includes individuals from a variety of professional disciplines in the business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  21

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATIONS BY SHAREHOLDERS
Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same process and criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Elisa D. Garcia, Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination.
Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Secretary of Macy’s not less than 60 calendar days prior to the meeting of shareholders. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the meeting date, the nomination must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following the announcement of the meeting date. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including, but not limited to, ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.
The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”
Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the next two annual meetings. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.
The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and

•
not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and

•
not later than the close of business on the 60th calendar day prior to the annual meeting; or

•
if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 151 West 34th Street, New York, New York 10001.
We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

RETIREMENT POLICY
Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

22  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RESIGNATION POLICY
The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.
Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF BUSINESS CONDUCT AND ETHICS
Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.
Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 151 West 34th Street, New York, New York 10001.

FISCAL 2020 DIRECTOR COMPENSATION PROGRAM
Non-Employee Directors were entitled to receive the following compensation in fiscal 2020:
Type of Compensation	Amount of Compensation
Board Retainer	$80,000 annually
Committee Chair Retainer	$25,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$30,000 annually
Equity Grant	Annual award of restricted stock units with a value of $155,000
Matching Philanthropic Gift	Up to $500 annually
A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.
In March 2020, the Board agreed to forfeit all cash compensation during the period the Company furloughed a majority of its workforce and implemented an executive salary reduction due to the COVID-19 pandemic. In July 2020, colleagues returned from furlough and full executive salaries were reinstated. Non-Employee Directors forfeited their retainer from April through June, or one-fourth of their annual cash compensation for 2020.
In July 2020, the Non-Employee Directors received a grant of restricted stock units with a market value of approximately $155,000. The restricted stock units generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. Dividend equivalents on these stock credits are “reinvested” in additional stock credits. The stock credits are paid in shares of Macy’s common stock six months after the director’s Board service ends.
Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches up to a total of  $500 of gifts made by the director to qualifying charities in any calendar year.
Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  23

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR RETIREMENT PLAN
We terminated our retirement plan for Non-Employee Directors on a prospective basis effective May 16, 1997 (Plan Termination Date). Individuals who first became Non-Employee Directors after the Plan Termination Date are not entitled to receive any benefit from the plan.
Individuals who were Non-Employee Directors as of the Plan Termination Date are entitled to receive retirement benefits accrued as of the Plan Termination Date. They are entitled to receive an annual payment equal to the amount of the annual Board retainer earned immediately prior to retirement, payable in monthly installments, commencing at retirement and continuing for the lesser of the person’s remaining life or a number of years equal to the person’s years of Board service prior to the Plan Termination Date. There are no survivor benefits under the terms of the retirement plan.
Dr. Whittington is the only current Non-Employee Director that participates in the plan. If she had retired on December 31, 2020, she would have been entitled to a $80,000 annual payment for a maximum of four years.

DIRECTOR COMPENSATION PROGRAM REVIEW
In early 2020, the NCG Committee engaged Semler Brossy to prepare a competitive assessment of our Non-Employee Director compensation program. Semler Brossy assessed our Non-Employee Director pay levels relative to the same 14-company peer group the CMD Committee then used in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Best Buy, Dillard’s, Dollar Tree, Gap, Hudson’s Bay, J.C. Penney, Kohl’s, L Brands, Lowe’s Companies, Nordstrom, Ross Stores, Target and TJX Companies. Semler Brossy also utilized the 2018 – 2019 National Association of Corporate Directors
(NACD) Director Compensation survey as a secondary reference. Semler Brossy’s review indicated that the structure of our Non-Employee Director compensation program is well aligned with peer and general industry practice. Macy’s current average total Non-Employee Director pay is positioned near the peer median, the mix of pay (40% cash and 60% equity) is consistent with peers and other program elements (committee pay and lead independent director retainer) are competitively positioned within the range of peer median. As such, we believe there is no immediate need to change the compensation program.

24  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
FISCAL 2020 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
The following table reflects the compensation for each Non-Employee Director for fiscal 2020.
Mr. Gennette did not receive separate compensation for service as a Director.

2020 Director Compensation
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Totals ($)
David P. Abney	75,000	155,003	0	1,031	231,034
Francis S. Blake	75,000	155,003	0	4,926	234,929
Torrence N. Boone	74,167	155,003	0	24	229,194
John A. Bryant	86,250	155,003	0	6,030	247,283
Deirdre P. Connelly	75,000	155,003	0	1,992	231,995
Leslie D. Hale	75,000	155,003	0	1,828	231,831
William H. Lenehan	75,000	155,003	0	997	231,000
Sara Levinson	75,000	155,003	0	370	230,373
Joyce M. Roché	86,250	155,003	0	2,623	243,876
Paul C. Varga	86,250	155,003	0	1,216	242,469
Marna C. Whittington	108,750	155,003	10,512	4,942	279,207

(1)
All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred as cash or as stock unit credits under the Director Deferred Compensation Plan. Directors electing to defer all or a portion of their fees as stock units and the number of stock units credited were: Mr. Lenehan — 9,065 shares, Ms. Hale — 4,221 shares and Ms. Roche — 5,213 shares.

(2)
The Non-Employee Directors received 23,379 restricted stock units on July 9, 2020, valued at $6.63 per share, which was the closing price of our common stock on the grant date. The following table shows the number of deferred stock unit credits and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2020:

Name	Deferred Stock Unit Credits (#)	Restricted Stock Units (#)
Abney	10,467	23,379
Blake	29,129	23,379
Boone	0	23,379
Bryant	38,745	23,379
Connelly	53,604	23,379
Hale	42,561	23,379
Lenehan	51,373	23,379
Levinson	89,846	23,379
Roché	107,627	23,379
Varga	41,285	23,379
Whittington	93,872	23,379

(3)
The present value of benefits under the retirement plan for Mrs. Whittington was determined as a deferred temporary life annuity based on years of Board service prior to May 16, 1997. The present value of benefits was determined using an effective discount rate of 2.36%. Base mortality rates are the Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2020. Mortality is projected generationally from the measurement date using scale MP-2020. Scale MP-2020 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The calculations assume that the annual cash retainer remains at $80,000 (the retainer at the end of fiscal 2020) and a retirement at age 74, the mandatory retirement age for Directors as of the end of fiscal 2020.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  25

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
(4)
“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

Name	Merchandise Discount ($)	Matching Philanthropic Gift ($)	Total ($)
Abney	1,031	0	1,031
Blake	4,926	0	4,926
Boone	24	0	24
Bryant	6,030	0	6,030
Connelly	1,992	0	1,992
Hale	1,828	0	1,828
Lenehan	997	0	997
Levinson	370	0	370
Roché	2,129	0	2,129
Varga	1,216	0	1,216
Whittington	4,442	500	4,942

DIRECTOR STOCK OWNERSHIP GUIDELINES; HEDGING/PLEDGING POLICY
The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2021, the annual Board retainer is $80,000. The guideline currently is $400,000 of our common stock. Shares counted toward this requirement include:
•
any shares beneficially owned by the director or immediate family members

•
time-based restricted stock or restricted stock units, whether or not vested

•
stock credits or other stock units credited to a director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.
The Non-Employee Directors are covered by our policy which prohibits directors, executive officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 64.

26  investors.macysinc.com

SUSTAINABILITY, DIVERSITY & INCLUSION AND HUMAN CAPITAL

SUSTAINABILITY
Macy’s, Inc. has a deep sense of stewardship for managing our resources and maximizing our positive social impact. During 2020, we formalized our ESG and sustainability focus into a centralized team. We continued to take important and relevant steps to improve our sustainability principles.
•
We identified sources of risk and growth opportunities

•
We shaped policies that protect people, the planet and the Macy’s Inc. brands

•
We shared best practices and guided programs to improve our ESG performance, aligned with our Polaris Strategy

•
We designed governance frameworks that drive accountability and winning results

•
We collected relevant, reliable data for smarter business decisions and shared our story in public disclosures

Macy’s, Inc. lifetime relationships with customers and colleagues, the suppliers and communities in our global supply chain, our investors, and other groups advocating for a thriving society and environment is a testament to how all of us are working together to address the shared needs of our society.
Integrating our ESG principles throughout our business started in early 2000 with the launch of our Social Compliance Program and is continuing today as we develop our human rights policies and update our Sustainability Report, among other progressive ESG initiatives.

1. Early 2000's

Launched Social Compliance Program

- Focused on upstream supply chain risk for Macy's Private Brands
- Established **Supplier Code of Conduct** and factory audit program to ensure safe and fairly paid conditions for workers in private brands and supply chain

2. Mid to late 2000's

Supported Localized Innovation and Key Disclosures

- Applied third-party certifications for **environmentally friendly** home textile collections
- Launched **solar energy** program for stores
- Disclosed to CDP, DJSI, CHRB
- Supported GoGreen **Employee Resource Group**

3. 2018-2019

Added Best Practices for Advancing Sustainable Business

- Published first **Sustainability Report**, using SASB standards for our industry sector
- Joined **Sustainable Apparel Coalition and NIRAPON** to protect chain factory workers
- Started supply chain traceability program
- **Banned fur** from all products
- Joined **Fashion Makes Change**

4. 2020

Formalized Sustainability Function

- Hired **VP of Sustainability**; staffed with new team members
- Defined **organizational role and priorities**
- Published **Corporate Human Rights Commitment**

5. 2021

Develop and Execute Strategy

- Prioritize activities to align with Polaris Strategy, in ways that **enable growth and improve our risk management**
- Begin adoption of **TCFD guidance**
- Update **Sustainability Report**
- Plan **Climate Strategy**

DIVERSITY & INCLUSION

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  27

SUSTAINABILITY, DIVERSITY & INCLUSION AND HUMAN CAPITAL
We are strongest when we are representative of the many communities we serve. In 2018, we established a Diversity & Inclusion Center of Expertise with enterprise-wide vision, mission and goals which have carried us forward on our purpose to cultivate a workplace rooted in equality.
✓
COLLEAGUE: Reflect the full spectrum of diversity at all levels of our workforce

✓
CUSTOMER: Welcome, accept and respect every one of our customers

✓
SUPPLIERS: Drive growth with underrepresented suppliers

✓
COMMUNITY: Drive impact through community relationships that reflect our goals and values

✓
MARKETING: Consistently and genuinely reflect all of our customers

During 2020, we expanded our strategy to become a prominent leader in diversity and inclusion by driving systemic change externally.

We published Macy's Inc. Diversity & Inclusion Report

- **Pushed transparency and accountability** throughout the industry by publishing annual Diversity & Inclusion goals and KPIs (March 2021)
- **Developed Diversity & Inclusion standards** to encourage others toward similar actions and behaviors

We increased our diverse retail spend with Black-owned businesses

- **Transparency** – Published supplier diversity spend
- **Action** – Take the 15% Pledge to increase the diverse vendor pipeline and amplify The Workshop @ Macy's (workshop April 2021)
- **Innovation** – Feature black designer collaborations within our Private Brands (March 2021)

We serve on CEO Action for Racial Equity Task Force Steering Committee

- **1-20 companies** selected to join **steering committee**
- 1,200 companies invited to participate in the program with **goal of advancing change in public policy related to racial equity**
- Macy's selected two individuals to serve for two years as **Company Fellows to drive CEO Action projects forward**

Our strategy has evolved from being reactive to being embedded in our DNA and culture – how we think, act and operate – and is part of everything we do. Starting in the early 2000s, we developed a case for diversity and its extremely critical role in our relationships with our colleagues, suppliers and community. Today, we have accelerated our efforts to drive change and accountability at every level of the organization.

28  investors.macysinc.com

SUSTAINABILITY, DIVERSITY & INCLUSION AND HUMAN CAPITAL

1 — Early 2000's

Business Case for Diversity

- Focused on **compliance & representation**
- Managed **brand reputation** through relationships with influential community leaders
- Established **Security Monitor role to mitigate risk**
- Launched **Customer Bill of Rights in New York**

2 — Mid to late 2000's

Launched Workshop @ Macy's

- Established retail & nonretail supplier diversity offices
- Launched Workshop@Macy's designed to educate Women- and Minority-Owned brands to do business at scale
- Understood the meaningful change in demographics across U.S. and spending power
- Developed merchandising strategies to address emerging markets

3 — 2018-2019

Established Diversity & Inclusion Center of Expertise

- Launched holistic, **enterprise-wide diversity & inclusion vision and mission**
- Defined clear **goals and KPIs** leveraging global benchmarking
- Utilized DIBC to drive accountability
- **Published goals externally** to increase transparency

4 — 2020

Racial Injustice & Need for Systemic Change

- Refocus diversity & inclusion Strategy to **address current climate**
- **Drive change** through five focus areas:
  - **Colleague**
  - **Customer**
  - **Supplier**
  - **Community**
  - **Marketing**

5 — 2021

Accelerate Progress on Diversity & Inclusion

- Drive **change and accountability** of diversity & inclusion through five focus areas:
  - **Colleague**
  - **Customer**
  - **Supplier**
  - **Community**
  - **Marketing**
- **Deliver** on published diversity & inclusion goals

HUMAN CAPITAL
Human capital at Macy’s, Inc. is about how people and culture drive performance. Our employees, whom we call colleagues, are driven to win. We have built a performance-driven culture that encourages life-long learning and empowers our colleagues to be leaders, regardless of title or function.
Our Human Capital Report was released in March 2021 and is available on our website at https://macys.learn.taleo.net/files/upload/hcr/index_ORIG.html#/lessons/MQA5eF65afli3n8XU_BME3xQTsmGcmHE. The contents of our Human Capital Report are not incorporated by reference into this proxy statement.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  29

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit Macy’s financial statements for the fiscal year ending January 29, 2022. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The table below summarizes the fees paid to KPMG LLP during fiscal 2020 and fiscal 2019:
Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2020	4,548,300	1,780	173,088	0	4,723,168
2019	4,242,300	1,780	48,292	0	4,292,372
Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.
Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.
Tax fees represent professional services related to tax compliance and consulting services.
The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures appears below.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending January 29, 2022, and your proxy will be so voted unless you specify otherwise.

30  investors.macysinc.com

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
POLICY AND PROCEDURES FOR PRE-APPROVAL OF NON-AUDIT SERVICES BY OUTSIDE AUDITORS
I.
Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).
A.
The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.

B.
Pre-approval is not required for any Permitted NAS if:

1.
the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;

2.
the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and

3.
the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

II.
Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter

A.
The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.

1.
In its submissions to management covering its proposed engagement the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.

B.
Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.

1.
The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.

•
Whether the service is being performed principally for the Audit Committee;

•
The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;

•
Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•
Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;

•
Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;

•
Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;

•
Whether the outside auditors, in effect, would be auditing their own numbers;

(1)
The nine categories of prohibited non-audit services are:

(i)
bookkeeping or other services related to the accounting records or financial statements of the audit client;

(ii)
financial information systems design and implementation;

(iii)
appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)
actuarial services;

(v)
internal audit outsourcing;

(vi)
management functions or human resources;

(vii)
broker or dealer, investment adviser, or investment banking services;

(viii)
legal services and expert services unrelated to the audit; and

(ix)
any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  31

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
•
Whether the project must be started and completed very quickly;

•
Whether the outside audit firm has unique expertise in the service;

•
Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and

•
The size of the fee(s) for the non-audit service(s).

III.
Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

REPORT OF THE AUDIT COMMITTEE

The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.
The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding

KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2020 for filing with the Securities and Exchange Commission.
Respectfully submitted,
John A. Bryant, Chairperson
Torrence N. Boone
Leslie D. Hale
William H. Lenehan
Joyce M. Roché
Marna C. Whittington

32  investors.macysinc.com

ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed pursuant to Securities and Exchange Commission (SEC) rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2020, our say-on-pay proposal received a FOR vote of 93.7%.
The text of the resolution setting forth the proposal is as follows:
RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2021 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis and the 2020 Summary Compensation Table and related compensation tables and narrative discussion.
We urge you to read the Compensation Discussion & Analysis, which begins on page 48 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy.
We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
The vote regarding the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although non-binding, the Board of Directors and the CMD Committee value the opinions shareholders express by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate. We currently hold say-on-pay votes on an annual basis, with the next vote expected to occur at our 2022 annual meeting of shareholders. We will hold the next vote on the frequency of such say-on-pay vote at our 2023 annual meeting of shareholders.
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  33

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN

GENERAL
We are asking shareholders to approve the Macy’s Inc. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), which is a new plan. On March 25, 2021, upon recommendation by the Compensation and Management Development (“CMD”) Committee, the Board unanimously approved and adopted, subject to the approval of the Company’s shareholders at the Annual Meeting, the 2021 Plan to succeed the Macy’s, Inc. 2018 Equity and Incentive Compensation Plan (the “2018 Plan”). We sometimes refer to the 2018 Plan, plus the Macy’s, Inc. 2009 Omnibus Incentive Compensation Plan (the “2009 Plan”), in each case as amended or amended and restated from time to time, as the “Predecessor Plans.”
The Board is recommending that the Company’s shareholders vote in favor of the 2021 Plan. The 2021 Plan will continue to afford the CMD Committee the ability to design compensatory awards that are responsive to the Company’s needs and includes authorization for a variety of awards designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers and other employees of the Company and its subsidiaries, certain consultants to the Company and its subsidiaries, and non-employee directors of the Company.
You are being asked to approve the 2021 Plan.
Shareholder approval of the 2021 Plan would constitute approval of up to 25,800,000 shares of Common Stock, par value $0.01 per share, available for awards under the 2021 Plan, with such amount subject to adjustment, including under the share counting provisions of the 2021 Plan. The Board recommends that you vote to approve the 2021 Plan. If the 2021 Plan is approved by shareholders at the Annual Meeting, it will be effective as of the day of the Annual Meeting, and no further grants will be made on or after such date under the 2018 Plan. Outstanding awards under the 2018 Plan will continue in effect in accordance with their terms. If the 2021 Plan is not approved by shareholders, no awards will be made under the 2021 Plan, and the 2018 Plan will remain in effect.
The actual text of the 2021 Plan is attached to this proxy statement as Appendix A. The following description of the 2021 Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix A.

WHY WE BELIEVE YOU SHOULD VOTE FOR THIS PROPOSAL
The 2021 Plan authorizes the CMD Committee to provide cash awards and equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, dividend equivalents, and certain other awards, including those denominated or payable in, or otherwise based on, shares of Common Stock, for the purpose of providing our non-employee directors, officers and other employees of the Company and its subsidiaries, and certain consultants of the Company and its subsidiaries, incentives and rewards for service and/or performance. Some of the key features of the 2021 Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.
We believe our success depends in part on our ability to attract, motivate, and retain high quality employees and directors and that the ability to provide equity-based and incentive-based awards under the 2021 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees and directors. The use of Common Stock as part of our compensation program is also important because equity-based awards help link compensation with long-term shareholder value creation and reward participants based on service and/or performance.
As of January 30, 2021, approximately 7.8 million shares of Common Stock remained available for issuance under the 2018 Plan. If the 2021 Plan is not approved, we may be compelled to significantly increase the cash component of our employee and director compensation, which may not necessarily align employee and director compensation interests with the investment interests of our shareholders. Replacing equity awards with cash would also increase cash compensation expense and use cash that could be better utilized.

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ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
AWARDS OUTSTANDING AND HISTORICAL GRANTS
The following provides additional information on total equity awards outstanding and total grants made in the last three fiscal years.
Overhang. The following table provides certain additional information regarding total awards outstanding at January 30, 2021 (fiscal year-end):

As of January 30, 2021
Number of outstanding options(1)	16,345,000
Weighted average exercise price of outstanding options	$40.69
Weighted average remaining term of outstanding options	4.1 years
Number of outstanding full-value awards under Predecessor Plans(1)	9,752,000
Total number of shares of common stock outstanding	310,500,770

(1)
Outstanding awards as disclosed in the Stock Based Compensation footnote of our annual Form 10-K

Burn Rate. The following table provides detailed information regarding our equity compensation activity for the prior three fiscal years. Our three-year average burn rate during that period was 2.68%. This reflects a higher burn rate in 2020 due to the stock price. We anticipate the burn rate will normalize in 2021.

	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2020
Number of options granted	1,495,000	1,994,000	0
Number of stock units granted	2,176,000	2,304,000	7,769,000
Total Share Usage(1)	5,303,000	6,026,000	13,595,750
Weighted-average number of shares of common stock outstanding	307,700,000	309,700,000	311,100,000
Burn Rate (options, stock units and director share awards)	1.72%	1.95%	4.37%

(1)
Reflects the gross number of shares underlying awards made to employees and non-employee directors during the respective fiscal year as disclosed in the Stock Based Compensation footnote of our annual Form 10-K and adjusted using 1 share for every stock option award granted and 1.75 shares for every full-value award granted

In determining the number of shares to request for approval under the 2021 Plan, our management team worked with Semler Brossy Consulting Group, LLC and the CMD Committee to evaluate a number of factors, including our recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the 2021 Plan.
If the 2021 Plan is approved, we intend to utilize the shares authorized under the 2021 Plan to continue our practice of incentivizing key individuals through equity grants. We currently anticipate that the shares requested in connection with the approval of the 2021 Plan will last for about two to three years, based on our historic grant rates and the current share price, but could last for a shorter or longer period of time if actual practice does not match recent rates or our share price changes materially. As noted below, the CMD Committee retains full discretion under the 2021 Plan to determine the number and amount of awards to be granted under the 2021 Plan, subject to the terms of the 2021 Plan, and future benefits that may be received by participants under the 2021 Plan are not determinable at this time.
In evaluating this proposal, shareholders should consider all of the information in this proposal.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  35

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
2021 PLAN HIGHLIGHTS
Below are certain highlights of the 2021 Plan. These features are designed to reinforce alignment between equity compensation arrangements awarded pursuant to the
2021 Plan and shareholders’ interests, consistent with sound corporate governance practices.

Reasonable 2021 Plan Limits
Subject to the 2021 Plan’s adjustment provisions and share counting rules (as described below), awards under the 2021 Plan are limited to 25,800,000 shares minus (1) one share for every share subject to an award of stock options or SARs granted under the Predecessor Plans after January 30, 2021 and before the effective date of the 2021 Plan, and minus (2) 1.75 shares for every one share subject to an award other than of stock options or SARs granted under the Predecessor Plans after January 30, 2021 and before the effective date.

Fungible Share Counting
Subject to the 2021 Plan’s share counting rules, the aggregate number of shares of Common Stock available under the 2021 Plan will be reduced by (1) one share of Common Stock for every one share of Common Stock subject to an award of stock options or SARs granted under the 2021 Plan, and (2) 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of stock options or SARs granted under the 2021 Plan.

Other Limits
The 2021 Plan also provides that:
•
subject to adjustment as provided in the 2021 Plan, the aggregate number of shares of Common Stock actually issued or transferred upon the exercise of Incentive Stock Options (as defined below) will not exceed 25,800,000 shares of Common Stock; and

•
a non-employee director will not be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of  $600,000.

Limited Share Recycling Provisions
Subject to certain exceptions described in the 2021 Plan, if any award granted under the 2021 Plan, (in whole or in part) is canceled or forfeited, expires, is settled for cash, or is unearned, the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under the 2021 Plan at a rate of one share for every one share subject to stock option or SAR awards and 1.75 shares for every one share subject to awards other than stock options or SARs. The same recycling treatment will be applied with respect to shares of Common stock subject to awards granted under the Predecessor Plans that are cancelled, are forfeited, expire, are settled for cash, or are unearned after January 30, 2021.
•
The following shares of Common Stock will not be added (or added back, as applicable) to the aggregate share limit under the 2021 Plan: (1) shares of Common Stock withheld by us, tendered or otherwise used in payment of the exercise price of a stock option granted under the 2021 Plan, and (2) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options granted under the 2021 Plan.

•
Further, all shares of Common Stock covered by stock-settled SARs that are exercised and settled in shares, whether or not all shares of Common Stock covered by the SARs are actually issued to the participant upon exercise, will not be added back to the aggregate number of shares available under the 2021 Plan. In addition, shares of Common Stock withheld by us or tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate share limit under the 2021 Plan.

•
If a participant elects to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate number of shares available under the 2021 Plan.

No Repricing Without Shareholder Approval
Outside of certain corporate transactions or adjustment events described in the 2021 Plan or in connection with a “change in control”, the exercise or base price of stock options and SARs cannot be reduced, nor can “underwater” stock options or SARs be cancelled in exchange for cash or replaced with other awards or stock options or SARs with a lower exercise or base price, without shareholder approval.

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ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
Dividend Equivalents Limited
Dividends, dividend equivalents or other distributions on awards (if any) are deferred and paid contingent upon vesting. Dividends and dividend equivalents are not paid on stock options or stock appreciation rights.

Change in Control Definition	The 2021 Plan includes a non-liberal definition of “change in control,” which is described below.
Exercise or Base Price Limitation
The 2021 Plan also provides that, except with respect to certain converted, assumed or substituted awards as described in the 2021 Plan, no stock options or SARs will be granted with an exercise or base price less than the fair market value of a share of Common Stock on the date of grant.

Minimum Vesting Periods
Awards under the 2021 Plan will generally vest no earlier than the first anniversary of applicable grant date, except that the following awards will not be subject to the minimum vesting requirement: (1) awards granted in connection with awards that are assumed, converted or substituted in connection with certain transactions; (2) shares of Common Stock delivered in lieu of fully vested cash obligations; (3) awards to non-employee directors that vest on the earlier of the one-year anniversary of the applicable grant date and the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders; and (4) additional awards the CMD Committee may grant, up to a maximum of five 5% of the aggregate number of shares authorized for issuance under the 2021 Plan (subject to adjustment under the terms of the 2021 Plan).
Further, the CMD Committee, in is sole discretion, may provide for continued vesting or accelerated vesting for any award under the 2021 Plan upon certain events, including in connection with or following a participant’s death, disability, or termination of service or a change control, or exercise its continued or accelerated vesting authority under the 2021 Plan at any time following the grant of an award.

SUMMARY OF OTHER MATERIAL TERMS OF THE 2021 PLAN
Administration. The 2021 Plan will generally be administered by the CMD Committee (or its successor), or any other committee of the Board designated by the Board to administer the 2021 Plan. References to the “Committee” in this proposal refer to the CMD Committee or such other committee designated by the Board, as applicable. The Committee may from time to time delegate all or any part of its authority under the 2021 Plan to a subcommittee. Any interpretation, construction and determination by the Committee of any provision of the 2021 Plan, or of any agreement, notification or document evidencing the grant of awards under the 2021 Plan, will be final and conclusive. To the extent permitted by applicable law, the Committee may delegate to one or more of its members or to one or more officers, or to one or more agents or advisors of the Company, such administrative duties or powers as it deems advisable. In addition, the Committee may by resolution, subject to certain restrictions set forth in the 2021 Plan, authorize one or more officers of the Company to (1) designate employees to be recipients of awards under the 2021 Plan, and (2) determine the size of such awards. However, the Committee may not delegate such responsibilities to officers for awards granted to non-employee directors or certain employees who are subject to the reporting requirements of Section 16 of the Exchange Act. The Committee is authorized to take appropriate action under the 2021 Plan subject to the express limitations contained in the 2021 Plan.
Eligibility. Any person who is selected by the Committee to receive benefits under the 2021 Plan and who is at that time an officer or other employee of the Company or any of its subsidiaries (including a person who has agreed to commence serving in such capacity within 90 days of the date of grant) is eligible to participate in the 2021 Plan. In addition, certain persons (including consultants) who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of   “employee”), and non-employee directors of the Company, may also be selected by the Committee to participate in the 2021 Plan. As of March 15, 2021, the Company and its subsidiaries had approximately 90,000 employees and the Company had 11 non-employee directors. The basis for participation in the 2021 Plan by eligible persons is the selection of such persons by the Committee (or its authorized delegate) in its discretion.
Types of Awards Under the 2021 Plan. Pursuant to the 2021 Plan, the Company may grant cash awards and stock options (including stock options intended to be “incentive stock options” as defined in Section 422 of the Code (“Incentive Stock Options”)), SARs, restricted stock, RSUs, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our Common Stock.
Generally, each grant of an award under the 2021 Plan will be evidenced by an award agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee (an “Evidence of Award”), which will contain such terms and provisions as the

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  37

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
Committee may determine, consistent with the 2021 Plan. A brief description of the types of awards which may be granted under the 2021 Plan is set forth below.
Stock Options. A stock option is a right to purchase shares of Common Stock upon exercise of the stock option. Stock options granted to an employee under the 2021 Plan may consist of either an Incentive Stock Option, a non-qualified stock option that is not intended to be an “incentive stock option” under Section 422 of the Code, or a combination of both. Incentive Stock Options may only be granted to employees of the Company or certain of our related corporations. The term of a stock option may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a stock option.
Each grant of a stock option will specify the applicable terms of the stock option, including the number of shares of Common Stock subject to the stock option and the required period or periods of the participant’s continuous service, if any, before any stock option or portion of a stock option will vest. Stock options may provide for continued vesting or the earlier vesting of the stock options, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.
Any grant of stock options may specify management objectives regarding the vesting of the stock options. Each grant will specify whether the consideration to be paid in satisfaction of the exercise price will be payable: (1) in cash, by check acceptable to the Company, or by wire transfer of immediately available funds; (2) by the actual or constructive transfer to the Company of shares of Common Stock owned by the participant with a value at the time of exercise that is equal to the total exercise price; (3) subject to any conditions or limitations established by the Committee, by a net exercise arrangement pursuant to which the Company will withhold shares of Common Stock otherwise issuable upon exercise of a stock option; (4) by a combination of the foregoing methods; or (5) by such other methods as may be approved by the Committee. To the extent permitted by law, any grant may provide for deferred payment of the exercise price from the proceeds of a sale through a bank or broker of some or all of the shares to which the exercise relates. Stock options granted under the 2021 Plan may not provide for dividends or dividend equivalents.
Appreciation Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of SARs. A SAR is a right to receive from us an amount equal to 100%, or such lesser percentage as the Committee may determine, of the spread between the base price and the value of shares of our Common Stock on the date of exercise.
Each grant of SARs will specify the period or periods of continuous service, if any, by the participant with the
Company or any subsidiary that is necessary before the SARs or installments of such SARs will vest. SARs may provide for continued vesting or earlier vesting, including in the case of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. Any grant of SARs may specify management objectives regarding the vesting of such SARs. A SAR may be paid in cash, shares of Common Stock or any combination of the two.
Except with respect to awards issued in substitution for, in conversion of, or in connection with an assumption of SARs held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries, the base price of a SAR may not be less than the fair market value of a share of Common Stock on the date of grant. The term of a SAR may not extend more than 10 years from the date of grant. The Committee may provide in an Evidence of Award for the automatic exercise of a SAR. SARs granted under the 2021 Plan may not provide for dividends or dividend equivalents.
Restricted Stock. Restricted stock constitutes an immediate transfer of the ownership of shares of Common Stock to the participant in consideration of the performance of services, entitling such participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer determined by the Committee for a period of time determined by the Committee or until certain management objectives specified by the Committee are achieved. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per share of Common Stock on the date of grant.
Any grant of restricted stock may specify management objectives regarding the vesting of the restricted stock. Any grant of restricted stock will require that any and all dividends or distributions paid on restricted stock that remain subject to a substantial risk of forfeiture be automatically deferred and/or reinvested in additional restricted stock, which will be subject to the same restrictions as the underlying restricted stock. Restricted stock may provide for continued vesting or the earlier vesting of such restricted stock, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.
RSUs. RSUs awarded under the 2021 Plan constitute an agreement by the Company to deliver shares of Common Stock, cash, or a combination of the two, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding management objectives) during the restriction period as the Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the

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ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
participant that is less than the fair market value of shares of our Common Stock on the date of grant.
RSUs may provide for continued vesting or the earlier lapse or other modification of the restriction period, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. During the restriction period, the participant will have no right to transfer any rights under the award and will have no rights of ownership in the shares of Common Stock underlying the RSUs and no right to vote them. Rights to dividend equivalents may be extended to and made part of any RSU award at the discretion of and on the terms determined by the Committee, on a deferred and contingent basis, either in cash or in additional shares of Common Stock, with payment contingent upon the vesting of such RSUs. Each grant or sale of RSUs will specify the time and manner of payment of the RSUs that have been earned.
Cash Incentive Awards, Performance Shares, and Performance Units. A performance share is a bookkeeping entry that records the equivalent of one share of Common Stock, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to a cash incentive award being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
These awards, when granted under the 2021 Plan, generally will specify management objectives regarding the earning of the award. Each grant will specify the time and manner of payment of a cash incentive award, performance shares or performance units that have been earned. Any grant may specify that the amount payable with respect to such grant may be paid by the Company in cash, in shares of Common Stock, in restricted stock or RSUs, or in any combination thereof.
Any grant of performance shares or performance units may provide for the payment of dividend equivalents in cash or in additional shares of Common Stock, which will be subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the performance shares or performance units, as applicable, with respect to which such dividend equivalents are paid.
The performance period with respect to each cash incentive award or grant of performance shares or performance units will be a period of time determined by the Committee and within which the management objectives relating to such award are to be achieved. The performance period may be subject to continued vesting or earlier lapse or modification, including in the event of retirement, death, disability or termination of employment or service of the participant or in the event of a change in control.
Other Awards. Subject to applicable law and applicable share limits under the 2021 Plan, the Committee may grant to any participant shares of Common Stock or such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares of Common Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified subsidiaries, affiliates or other business units or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of the subsidiaries, affiliates or other business units of the Company. The terms and conditions of any such awards will be determined by the Committee. Shares of Common Stock delivered under an award in the nature of a purchase right granted under the 2021 Plan will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Committee determines.
In addition, the Committee may grant cash awards, as an element of or supplement to any other awards granted under the 2021 Plan. The Committee may also authorize the grant of shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the 2021 Plan or under other plans or compensatory arrangements, subject to terms determined by the Committee in a manner that complies with Section 409A of the Code.
Other Awards may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of the participant or in the event of a change in control. The Committee may provide for the payment of dividends or dividend equivalents on Other Awards in cash or in additional shares of Common Stock, subject to deferral and payment on a contingent basis based on the participant’s earning and vesting of the Other Awards with respect to which such dividends or dividend equivalents are paid.
Change in Control. The 2021 Plan includes a definition of  “change in control.” In general, except as may be otherwise prescribed by the Committee in an Evidence of Award, a change in control will be deemed to have occurred if, in general (subject to certain limitations and as further described in the 2021 Plan):
•
a person or group becomes the beneficial owner of 30% or more of the voting power of the then-outstanding securities of the Company that can vote generally in the election of directors (“Voting Stock”);

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  39

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
•
individuals who constituted the Board cease for any reason to constitute at least a majority of the Board, unless their replacements are approved as described in the 2021 Plan (subject to certain exceptions);

•
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of its assets as further described in the 2021 Plan (subject to certain exceptions); or

•
the Company’s shareholders approve a complete liquidation or dissolution of the Company.

Certain additional terms or limitations apply under this definition with respect to awards that are “non-qualified deferred compensation” for purposes of Code Section 409A, and except with respect to shareholder approval of a complete liquidation or dissolution of the Company, no definition of change in control under an Evidence of Award may provide that a change in control will occur solely upon the announcement, commencement, shareholder approval or other potential occurrence of any event or transaction (rather than its consummation), and/or an unapproved change in less than a majority of the Board, and/or (except as described above) acquisition of 15% or less of the Voting Stock, and/or announcement or commencement of a tender or exchange offer.
Management Objectives. The 2021 Plan provides that any of the awards set forth above may specify management objectives regarding the vesting of the award. Management objectives are defined as the performance objective or objectives established pursuant to the 2021 Plan for participants who have received grants of awards as determined by the Committee. The following is a non-exhaustive list of the potential management objectives that may be used for awards under the 2021 Plan (including ratios or other relationships between one or more, or a combination, of the following examples of management objectives):
•
sales;

•
comparable sales;

•
sales per square foot;

•
owned sales plus licensed sales or comparable owned sales plus licensed sales;

•
pre-tax income;

•
gross margin;

•
operating or other expenses;

•
earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”);

•
EBITDA margin;

•
net income;

•
earnings per share (either basic or diluted);

•
cash flow or net cash flow (as provided by or used in one or more of operating activities, investing activities and financing activities or any combination thereof);

•
return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity, including return on net assets, return on sales, return on equity and return on invested capital);

•
stock price (appreciation, fair market value);

•
operating income;

•
revenue;

•
total shareowner return;

•
customer satisfaction;

•
gross margin return on investment;

•
gross margin return on inventory;

•
inventory turn;

•
market share;

•
leverage ratio;

•
coverage ratio;

•
employee engagement;

•
employee turnover;

•
strategic business objectives;

•
strategic plan implementation; and

•
individual performance.

Additionally, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may in its discretion modify such management objectives or the goals or actual levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.
Transferability of Awards. Except as otherwise provided by the Committee, and subject to the terms of the 2021 Plan with respect to Code Section 409A, no stock option, SAR, restricted stock, RSU, performance share, performance unit, cash incentive award, Other Award or dividend equivalents paid with respect to awards made under the 2021 Plan will be transferrable by a participant except by will or the laws of descent and distribution. In no event will any such award be transferred for value. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf

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ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
of the participant in a fiduciary capacity under state law or court supervision.
The Committee may specify on the grant date that all or part of the shares of Common Stock that are subject to awards under the 2021 Plan will be subject to further restrictions on transfer.
Adjustments; Corporate Transactions. The Committee will make or provide for such adjustments in: (1) the number of and kind of shares of Common Stock covered by outstanding stock options, SARs, restricted stock, RSUs, performance shares and performance units granted under the 2021 Plan; (2) if applicable, the number of and kind of shares of Common Stock covered by Other Awards granted pursuant to the 2021 Plan; (3) the exercise price or base price provided in outstanding stock options and SARs, respectively; (4) cash incentive awards; and (5) other award terms, as the Committee in its sole discretion, exercised in good faith determines to be equitably required in order to prevent dilution or enlargement of the rights of participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or (c) any other corporate transaction or event having an effect similar to any of the foregoing.
In the event of any such transaction or event, or in the event of a change in control of the Company, the Committee may provide in substitution for any or all outstanding awards under the 2021 Plan such alternative consideration (including cash), if any, as it may in good faith determine to be equitable under the circumstances and will require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price, respectively, greater than the consideration offered in connection with any such transaction or event or change in control of the Company, the Committee may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee will make or provide for such adjustments to the numbers of shares of Common Stock available under the 2021 Plan and the share limits of the 2021 Plan as the Committee in its sole discretion may in good faith determine to be appropriate in connection with such transaction or event. However, any adjustment to the limit on the number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options will be made only if and to the extent such adjustment would not cause any option intended to qualify as an Incentive Stock Option to fail to so qualify.
Prohibition on Repricing. Except in connection with certain corporate transactions or changes in the capital structure of the Company or in connection with a change in control, the terms of outstanding awards may not be amended to (1) reduce the exercise price or base price of outstanding stock options or SARs, respectively, or (2) cancel outstanding “underwater” stock options or SARs (including following a participant’s voluntary surrender of  “underwater” stock options or SARs) in exchange for cash, other awards or stock options or SARs with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original stock options or SARs, as applicable, without shareholder approval. The 2021 Plan specifically provides that this provision is intended to prohibit the repricing of  “underwater” stock options and SARs and that it may not be amended without approval by our shareholders.
Detrimental Activity and Recapture. Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, any Evidence of Award or such clawback policy may provide for cancellation or forfeiture of an award or the forfeiture and repayment of any shares of Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the shares of Common Stock may be traded.
Grants to Non-U.S. Based Participants. In order to facilitate the making of any grant or combination of grants under the 2021 Plan, the Committee may provide for such special terms for awards to participants who are foreign nationals, who are employed by the Company or any of its subsidiaries outside of the United States of America or who provide services to the Company or any of its subsidiaries under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2021 Plan (including sub-plans) (to be considered part of the 2021 Plan) as it may consider necessary or appropriate for such purposes, provided that no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the 2021 Plan as then in effect unless the 2021 Plan could have been amended to eliminate such inconsistency without further approval by our shareholders.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  41

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
Withholding.To the extent the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a participant or other person under the 2021 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements, in the discretion of the Committee, may include relinquishment of a portion of such benefit. If a participant’s benefit is to be received in the form of shares of Common Stock, and such participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, we will withhold shares of Common Stock having a value equal to the amount required to be withheld. When a participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Company may require the participant to satisfy the obligation, in whole or in part, by having withheld, from the shares delivered or required to be delivered to the participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to us other shares of Common Stock held by such participant. The shares used for tax or other withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the benefit is to be included in a participant’s income. In no event will the fair market value of the shares of Common Stock to be withheld and delivered pursuant to the 2021 Plan exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences, and (ii) such additional withholding amount is authorized by the Committee. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of stock options. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes required to be withheld under applicable income, employment, tax or other laws in connection with any payment made or benefit realized by a participant under the 2021 Plan, and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a participant harmless from any or all of such taxes.
No Right to Continued Employment. The 2021 Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.
Effective Date of the 2021 Plan. The 2021 Plan will become effective on the date it is approved by the Company’s shareholders. No grants will be made under the Predecessor Plans on or after the date on which our shareholders approve the 2021 Plan, provided that outstanding awards granted under the Predecessor Plans will continue unaffected following such date.
Amendment and Termination of the 2021 Plan. The Board generally may amend the 2021 Plan from time to time in whole or in part. However, if any amendment, for purposes of applicable stock exchange rules (and except as permitted under the adjustment provisions of the 2021 Plan) (1) would materially increase the benefits accruing to participants under the 2021 Plan, (2) would materially increase the number of shares which may be issued under the 2021 Plan, (3) would materially modify the requirements for participation in the 2021 Plan, or (4) must otherwise be approved by our shareholders in order to comply with applicable law or the rules of the New York Stock Exchange, all as determined by the Board, then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.
Further, subject to the 2021 Plan’s prohibition on repricing, the Committee generally may amend the terms of any award prospectively or retroactively. Except in the case of certain adjustments permitted under the 2021 Plan, no such amendment may be made that would materially impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and subject to certain other limitations set forth in the 2021 Plan, including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a change in control, the Committee may provide for continued vesting or accelerate the vesting of certain awards granted under the 2021 Plan.
The Board may, in its discretion, terminate the 2021 Plan at any time. Termination of the 2021 Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the 2021 Plan on or after the tenth anniversary of the effective date of the 2021 Plan, but all grants made prior to such date will continue in effect thereafter subject to their terms and the terms of the 2021 Plan.
Allowances for Conversion Awards and Assumed Plans. Shares of Common Stock issued or transferred under awards granted under the 2021 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs, or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added to) the aggregate share limit or other 2021 Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2021 Plan, under circumstances further described in the 2021 Plan, but will not count against the aggregate share limit or other 2021 Plan limits described above.

42  investors.macysinc.com

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
NEW PLAN BENEFITS
It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2021 Plan because the grant and actual settlement of awards under the 2021 Plan are subject to the discretion of the plan administrator.

U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the 2021 Plan based on Federal income tax laws in effect. This summary, which is presented for the information of shareholders considering how to vote on this proposal and not for 2021 Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Tax Consequences to Participants
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.
Performance Shares, Performance Units and Cash Incentive Awards. No income generally will be recognized upon the grant of performance shares, performance units or cash incentive awards. Upon payment in respect of the earn-out of performance shares, performance units or cash incentive awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.
Nonqualified Stock Options. In general:
•
no income will be recognized by an optionee at the time a non-qualified stock option is granted;

•
at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

•
at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.
If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
SARs. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.
RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  43

ITEM 4. APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN
Tax Consequences to the Company or its Subsidiaries
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain compensation paid to certain executive officers under Section 162(m) of the Code. To be clear, shareholders are not being asked to approve the 2021 Plan (or any of its provisions) for purposes of Section 162(m) of the Code, because the performance-based compensation exemption thereunder has been repealed.

REGISTRATION WITH THE SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the 2021 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2021 Plan by our shareholders.

VOTE REQUIRED FOR APPROVAL
The affirmative vote of a majority of votes cast in person or by proxy is required for approval of the 2021 Plan.
Abstentions will have the effect of a vote against the proposal. Broker non-votes will not be counted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MACY’S, INC. 2021 EQUITY AND INCENTIVE COMPENSATION PLAN

44  investors.macysinc.com

A Letter from the CMD Committee Chair to our Shareholders

Dear Fellow Shareholder,
The Compensation and Management Development Committee is committed to ensuring Macy’s, Inc. has the right leadership team in place and that our compensation programs align with our business priorities and culture.
As we embarked on fiscal 2020, this objective meant ensuring we had an ideal alignment of talent, goals and objectives to support the Company’s Polaris strategy, which was rolled out in the beginning of February. The strategy committed to strengthening customer relationships, curating quality fashion, accelerating digital growth, optimizing the store portfolio, and resetting the Company’s cost base. Unfortunately, the COVID-19 pandemic set in barely one month later. The Board and Leadership needed to quickly pivot to focus on the safety and welfare of our colleagues and customers, as well as liquidity considerations, given that the Company’s “non-essential” retailer designation and nationwide stay-at-home orders ultimately led to closing our stores on March 18 and the need to furlough almost 90% of our colleague population.
Immediate Compensation Actions
The Committee would normally have approved pay actions and incentive goals at its March 26, 2020 meeting. However, given the severity of the pandemic and its impact on our customers, colleagues and suppliers, all of those decisions were put on hold. To help preserve liquidity, Management and the Committee made the difficult decisions to:
•
Reduce the base salaries of non-furloughed colleagues at the director level and above for three months

•
Chairman and CEO Jeff Gennette voluntarily decided to forego his entire pay during this period

•
Suspend cash compensation for Board members

•
Suspend merit pay increases for FY 2020

The salary reductions for both colleagues and Board members were restored in July, after the majority of the stores had reopened and colleagues had been called back to work.
Adapting our Approach to Compensation for FY 2020
Throughout the first half of the year, the Committee continuously monitored COVID-19’s impact on the Company’s operations and evaluated potential approaches for the fiscal 2020 incentive programs. The Committee monitored disclosed actions from peers and other impacted retailers, as well as guidance from our shareholders and the proxy advisors.
By the end of June, most of our stores had reopened and Management had adjusted the Polaris strategy for the new reality. Management set priorities for the year focused on executing on digital growth and cost management, while maintaining accountability to long-term shareholder value creation and continuing to operate safely for customers and colleagues.
Following the announcements in June of the Company’s refinancing and a restructuring of the business to ensure a viable path forward, the Committee met in July to establish incentive goals. In making these decisions, the Committee sought to balance the importance of rewards that would be motivating with plan designs that also were responsible given the year’s unprecedented backdrop. We also aligned our goal-setting closely with the liquidity modeling that the Company was undertaking at the same time. With the continued pandemic and economic uncertainty, we set the targets within a range that reflected these significant unknowns and included stretch goals, aligned with the best interests of our shareholders.
•
The annual incentive plan incorporated three key measures: accelerating digital sales (a critical growth and execution priority in light of the pandemic), executing strong Holiday 2020 sales (our most important period of the year), and SG&A cost savings which exceeded the original Polaris targets.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  45

A Letter from the CMD Committee Chair to our Shareholders
•
Given the timing of setting the goals and the context of the year, we implemented a maximum payout cap at 125% of target in the annual incentive plan (lower than our historic 200% maximum payout). We wanted the management team to remain motivated to exceed targets, but we did not want to create windfalls.

•
For the performance restricted stock units (PRSUs), we set goals based 100% on relative TSR for a long-term performance period (July 2020 — FYE 2022) to ensure alignment with shareholders during this period and a focus on executing better than peers.

•
The maximum payout for these PRSUs was reduced to 150% of target, also significantly lower than the historic 200% maximum payout.

The Committee did not make any adjustments to outstanding PRSUs that vested at the end of fiscal 2020. As a result, Management earned no payout despite a projected payout between threshold and target prior to the pandemic.
The Company ended FY 2020 having made significant progress on the strategic focus areas of digital growth and cost management and with a stock price that has shown good growth since the beginning of the year.
When realized pay is considered, the Committee feels it is important to note that there is strong alignment with actual results, the realities of these unprecedented times, and the as-yet incomplete results of the Company’s ongoing, multi-year turnaround strategy.
Looking Ahead to FY 2021
The fiscal 2020 incentive plan design featured several one-time changes made in response to the pandemic’s impact on our business and ability to forecast performance. The fiscal 2021 plan reflects a return to a more steady-state design, while continuing to support our revised Polaris strategy. We communicated with our shareholders in fall 2020 regarding our plan designs, not only to keep them informed about our updated planning, but to solicit and incorporate helpful feedback — regarding both fiscal 2020 and fiscal 2021. We have returned to our customary metrics with 70% of the FY 2021 annual incentive design based on Consolidated Sales and EBITDA. We have also added strategic metrics that focus on gross margin dollars, omni-net promotor score, and a culture index comprised of colleague engagement and diversity.
We believe this resumption of our usual practice recognizes how Management’s effective navigation of the pandemic and adjustments to the strategy have laid the foundation for Macy’s to deliver strong fiscal 2021 performance and beyond. Thank you for your continued support of Macy’s.
Respectfully,
Paul C. Varga
Chair, Compensation and Management Development Committee

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COMPENSATION COMMITTEE REPORT

The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 and proxy statement.

The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 18 of the Securities Exchange Act of 1934.
Respectfully submitted,
Paul C. Varga, Chairperson
David P. Abney
Francis S. Blake
Deirdre P. Connelly
Sara Levinson

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  47

COMPENSATION DISCUSSION & ANALYSIS

The Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.
Executive Summary
Macy’s, Inc. began 2020 on a clear transformation path to stabilize profitability and position the Company for strong future growth, driven by our comprehensive multi-year “Polaris” strategy presented at Investor Day in February. Within a few weeks, however, the COVID-19 pandemic began to inflict unexpected, unprecedented chaos across the nation and globe. Macy’s leadership immediately took bold, decisive actions to confront the unfolding crisis, prioritizing the safety of our colleagues (employees) and customers and the Company’s financial stability.
We closed all our stores on March 18, 2020 to protect the health and safety of our colleagues and customers and to support efforts to stop the spread of the disease. With state and local governments following the federal designation that declared some retail workers as non-essential, we made the difficult but necessary decision to furlough almost 90% of our colleagues.
Taking Care of our Colleagues
The Company took great care to support, recognize and transition our workforce — those colleagues who continued to work during the initial stages of the pandemic as well as those on furlough. We communicated frequently and openly with all colleagues and committed to sharing developments as quickly as possible. We covered 100% of healthcare premiums for the furloughed colleagues, with no payback requirements.
We implemented policies for colleagues who could perform their jobs remotely and focused on the health and safety of those who were required to be in our stores, distribution centers and other facilities. We provided premium pay and implemented a COVID-19-specific emergency pay policy, appreciation bonuses, two weeks of paid-time-off rollover to 2021 and thank-you bonuses to frontline hourly colleagues.
Macy’s colleagues at all levels faced profound professional and personal challenges throughout this difficult period, yet they remained focused on supporting our customers and each other. Such commitment is one of the key reasons Macy’s went on to weather the significant challenges of 2020.
Securing our Future
At the onset of the global pandemic, our most urgent and critical priority was maintaining financial viability. Faced with questions about the Company’s ultimate survival, maintaining liquidity became our overriding imperative. We focused on establishing financial flexibility to protect against the rapid decline in revenue as our stores closed, with no idea when they would reopen. Management at all levels worked closely together and with our vendor partners on strategies to emerge from this crisis.
We rapidly made a series of difficult operational and human capital decisions, including:
•
Reducing capital expenditures and discretionary spending

•
Deferring rent and other cash expenditures where possible

•
Fully drawing on our $1.5 billion credit facility

•
Suspending quarterly cash dividends beginning in the second quarter

•
Reducing base salaries of non-furloughed colleagues at the director level and above for three months through June 30, 2020

•
Chairman and CEO Jeff Gennette’s decision to voluntarily forego his entire pay during this same period

•
Suspending cash compensation for Board members during this period

•
Suspending merit pay increases for FY 2020

•
Not setting incentive plans at usual March timing

We also worked with vendor partners and reduced inventory receipts, cancelled some inventory orders, and extended payment terms.
Although the above list is concise, the attendant decisions and considerations were anything but simple or easy. In the end, however, we were able to maintain the Company’s liquidity and complete a new $4.5 billion secured financing, illustrating the credit market’s confidence in Macy’s future.
Adjusting to New Realities
The pandemic led many more of our customers to shift their Macy’s shopping onto our digital channels, which were already at scale to serve the increased traffic from both Macy’s and Bloomingdale’s customers. During the early period of the pandemic, Macy’s teams ensured our fulfillment centers could support the high demand. As our

48  investors.macysinc.com

COMPENSATION DISCUSSION & ANALYSIS
business plans focused on re-opening stores, we also introduced new omni-capabilities of curbside pickup, with Macy’s stores serving as fulfillment centers.
Our 2020 holiday planning anticipated the drastic increase in digital shopping. We established myriad plans to ensure Macy’s continued to be the holiday gift destination and that our customers could get their gifts in time for the holidays, however they were celebrating this year.
As we began reopening stores in May and adjusting to the challenging new realities of serving customers at a time when the duration and ultimate impact of the crisis were still unknowable, it became necessary to implement further cost-cutting. Acknowledging an anticipated gradual business recovery, we eliminated 3,900 corporate and management roles and reduced staffing in our stores, supply chain and customer support network, to be adjusted as sales recover. Following restructurings in February and July 2020 coupled with our pre-pandemic disciplined expense control, we achieved approximately $900 million of annualized run rate cost savings.
As mentioned earlier, we announced the Company’s new multi-year Polaris strategy in early 2020, outlining important actions across key growth areas, including strengthening customer relationships, accelerating digital growth as well as resetting our cost base. Although the pandemic soon disrupted our full implementation of the original strategy, the Polaris strategy nevertheless provided critical direction for operating the Company during such an uncertain year.
When we needed to make hard choices on our investments, Polaris gave us the clarity to focus first on the areas most critical to future growth. We accelerated our enhancements to digital shopping, extended our assortment and simplified our customer value equation. We rapidly adjusted our merchandise mix, reflecting consumers’ increased embrace of categories like home, casual apparel, jewelry and fragrance. We harnessed data analytics to sharpen our offers and outreach to customers. And we made changes in stores to make them safe and easy to navigate. These actions allowed us to achieve positive EBITDA for the full year and sequential top-line improvement from first quarter, the weakest point of the year.
Although the COVID-driven losses and impact on performance were out of our direct control, Macy’s leadership and colleagues at all levels devoted themselves to the things they could influence, adhering to our long-established culture of serving customers, investors and colleagues. As a result, we enter 2021 with strong liquidity along with our battle-tested resilience and dedication to drive momentum forward despite the lingering challenges and emerge from the pandemic a strong, stable, digitally led omnichannel retailer.
TYING IT TOGETHER — SETTING INCENTIVE PLANS
The CMD Committee typically sets incentive programs in March, but due to the pandemic, it determined that goals could not be set at that time in 2020.
2020 Annual Incentive Plan
The timeline below outlines the cadence of decisions made by the Committee that were necessitated by the pandemic in 2020. It highlights the thoughtful and prudent actions taken to:
•
ensure incentive goals aligned with the new short-term and long-term strategies of the Company defined as a result of the pandemic

•
guard against setting incentive plans at the onset of the wide-spread pandemic which may have resulted in unintended consequences, including possible windfalls to executives

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  49

COMPENSATION DISCUSSION & ANALYSIS
Month	Committee Actions and Decisions
February 29th	Committee met to review and discuss incentive plans, business as usual
March 26th meeting at which incentive plans would typically be set
Committee paused the normal process of setting incentive plans due to the onset of the pandemic and the unknown impact on the business
•
Stores and office locations had closed on March 18th

•
Committee realized the need of the Company to quickly pivot and re-define priorities and strategies

•
Committee determined incentive plans could not be reasonability established until a revised business plan was available to inform appropriate performance metrics. Setting plans during this meeting may have led to windfalls for executives or plans with no motivational value.

June 16th (special meeting)
Special Committee meeting to review the plans to re-open stores and stabilize cash flow
•
The Committee reviewed critical deliverables necessitated by the pandemic that were required before incentive plans could be set, including the organizational restructure and the emerging business plan

•
Based on the emerging business plan, the Committee discussed digital sales, holiday sales and SG&A savings as important metrics to measure performance of the new plan, while acknowledging the extreme planning risk and uncertainty of the plan. At the time, it was unknown if stores would remain open, stay at home orders would persist or grow, public sentiment would change, or inventory and supply chain functioning would be interrupted by national or regional shutdowns.

July 1st (special meeting)
Special Committee meeting to review and approve incentive plan
•
After the Company had achieved certain milestones including attaining financial stability, reopening stores, returning the majority of colleagues from furlough and completing the necessary organizational restructure, the Committee met again to set the incentive plan. Metrics and challenging targets selected by the Committee were directly informed by the revised business plan and the imperative deliverables for the Company to regain financial health.

•
Digital Sales: due to the uncertainty around store closures and reduced traffic in stores due to COVID-19 concerns, the Company focused on accelerating digital growth; performance target set higher than it would have been in March 2020

•
Holiday Sales: important every year and even more in 2020 due to earlier losses from closed stores

•
SG&A Savings: due to the pandemic, there was heightened focus on savings; performance target set higher than it would have been in March 2020

A high degree of uncertainty remained in July when the targets were established and approved. The Committee recognized the challenges of setting performance targets in a volatile market. The Committee decided to utilize wider performance ranges to address volatility and lowered reward potential. The typical 200% maximum payout was significantly reduced to a cap of 125%, with each individual metric having a maximum payout of 150% of target.
2020 Long-term Incentive Plan
The Committee also delayed setting long-term plans until July, following the Company’s restructuring and refinancing. The metrics used in the 2019 PRSU plan included a mix of business metrics (Comparable Sales Growth and ROIC) and relative total shareholder return (rTSR). Due to the challenges created by the ongoing uncertainty of the pandemic, the Committee determined appropriate long-term business targets for three years out could not be set. The Committee believed it was still important to have a PRSU plan with a long-term performance period in 2020. The Committee selected rTSR as the sole metric to provide a focus on long-term shareholder outcomes and maintain accountability for performance relative to the sector. The Committee switched the comparator group to the S&P Retail Select Index from the previous peer group, which consisted of 14 retailers similar to Macy’s. This switch contemplated the extreme volatility that could result in such a small group with different pandemic impacts. The index includes a range of retailers and included both essential and non-essential businesses (as designated during the pandemic). With this change, the Committee leveraged a step-based approach that provided for a range of performance at each payout level. Corresponding with this change, the Committee also determined it was appropriate to lower the maximum payout opportunity from 200% of target to 150% of target.
2020 LTI awards made in July consisted of PRSUs and RSUs. As a result of delaying 2020 grants to July, fewer stock units were granted to executives than would have been granted in March.
The grant to Mr. Gennette was equally weighted between PRSUs and RSUs, while the mix for the other NEOs was 30% PRSUs and 70% RSUs. The Committee determined that even though there was significant uncertainty in 2020, it was appropriate for half of Mr. Gennette’s grant to be in PRSUs. Our 2021 grants increased the PRSU weighting for all NEOs to 50%. Additional information regarding these plans is on pages 57 – 60 and additional information regarding the 2021 compensation plans is on pages 51  – 52.

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COMPENSATION DISCUSSION & ANALYSIS
Broad-based Bonus Plan
At the same time the Committee took actions on incentive plans in 2020, management completed the redesign of the Path to Growth bonus program for frontline colleagues in stores, supply chain and call centers. Similar to the considerations applied by the Committee to develop the executive incentive plans, these programs also reflected the impact of COVID-19 and Company priorities for 2020.

OUR RESULTS
2020 Annual Incentive Plan — 125% Payout
We had strong performance against each of the annual incentive metrics, due to the rapid response to align with customers’ changing needs, including but not limited to adjusting the merchandise mix, ensuring safety of our store customers and colleagues, and executing disciplined expense control throughout the year.
•
Digital Sales for Macy’s performed well in 2019. We were able to build on that momentum and respond to customers’ changing online shopping habits. The Committee set a high stretch target in July 2020 to approximately double the rate of growth from the prior year, which required a huge effort in the back half of the year. We are excited we saw growth in our digital business that exceeded target by over 5 percentage points.

•
The Holiday Sales metric showcases how critical holiday sales is for a retailer such as Macy’s, with about 30% — 40% of sales attributed to the fourth quarter. With the backdrop of stores being closed for up to three months, pandemic resurgence expectations, customer nervousness to return to malls and stores, and surging shipping costs amongst other challenges, setting this goal was highly challenging, yet necessary. We focused on safety of our customers and colleagues, and implemented many real-time solutions, such as curb side pick-up, that led to better performance than anticipated in holiday sales, outperforming the target by 2.7 percentage points.

•
At the February 2020 Investor Day, we had committed to reducing our SG&A costs by $500 million. Even in the face of the pandemic, we increased our target to $844 million of savings because the Committee realized a need for higher target given the loss in sales due to store closures. We became highly disciplined on cost restructurings and right-sizing the organization that resulted in $945 million in savings.

We are proud of our performance in a difficult year which resulted in a calculated payout of 137.78% of the target opportunity. Based on the plan design for 2020, the payout was capped at 125% of the target opportunity.
2018 – 2020 Performance Share Plan — NO Payout
The three-year (fiscal 2018 – 2020) performance period for PRSUs granted in fiscal 2018 concluded as of the end of fiscal 2020. At the beginning of fiscal 2020, based on actual period-to-date results and projected performance, we expected this award to payout at 40% – 50% of the target opportunity. By the end 2020, the impact of the pandemic had erased the payout and the Committee did not use any discretion or make any adjustments to neutralize the impact.
Path to Growth - Above 94% of locations earned
Under our broad-based bonus plan, Path to Growth bonus payouts totaled approximately $21 million for fiscal 2020 and more than 94% of the locations achieved performance levels that resulted in payments to our colleagues in the fall season.

2021 COMPENSATION PROGRAM DESIGN HIGHLIGHTS
The 2020 plans reflected the unique set of circumstances we experienced as well as the continued goal of the Committee to ensure incentive plans support the Company’s business strategy and were engaging and motivating for participants.
We adjusted the design of the executive compensation incentive programs in 2021 to reflect a transition to our customary performance metrics and designs.
•
The annual incentive plan will be weighted 70% on the financial metrics of EBITDA and Consolidated Sales and 30% on three evenly weighted strategic metrics to support our Polaris strategy — gross margin dollars, omni-net promotor score and a culture index comprised of colleague engagement and diversity.
•
The overall maximum payout level has been increased to 150% from 125% used in 2020, but due to ongoing uncertainty from COVID-19 it is still below the pre-pandemic/2019 level of 200%.

•
We will continue to use PRSUs and RSUs in the long-term incentive plan and the mix will be 50% each for all NEOs in 2021. The PRSU plan will have two metrics: rTSR and digital sales, weighted 60% and 40%, respectively.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  51

COMPENSATION DISCUSSION & ANALYSIS
•
The overall maximum payout level has been increased to 170% from 150% used in 2020, but due to ongoing uncertainty from COVID-19 it is still below the pre-pandemic/2019 level of 200%.

The CMD Committee reviewed the target compensation levels for the NEOs, including base salary, target annual incentive opportunity and target long-term incentive and determined to make no changes for 2021.

Highlights of Our Executive Compensation Program
Our Compensation Program Objectives
Our compensation program objectives are to provide competitive and reasonable compensation opportunities through programs aligned with key business strategies and plans, foster a performance-based culture, and attract, motivate, reward and retain key executives. Balancing these primary program objectives helps ensure accountability to our shareholders. For a discussion of our short and long-term incentive program see pages 54 – 55. For a discussion of our broader Colleague Compensation Philosophy see page 90.

Pay for Performance Alignment
CEO Compensation and Pay for Performance
Alignment
2020 CEO Pay
Semler Brossy, the compensation consultant for the CMD Committee, completed a market review and determined our CEO’s target total compensation of  $10,760,000 was positioned below the median of the peer group at the 42nd percentile. See page 62 – 63 for information regarding the peer group. Mr. Gennette’s realized compensation each year is largely dependent on performance results. In 2020, Mr. Gennette’s realized compensation was $3,737,500 — approximately 35% of his target compensation. This consisted of above target payout for the annual incentive plan and zero payout in the long-term performance plan.
Mr. Gennette’s 2020 Realized Compensation
Base Salary	$1,300,000
Voluntary Reduction in Base Salary due to COVID-19	$(325,000)
Annual Incentive Payout • 125% of target incentive • Cap set for 2020	$2,762,500
2018 — 2020 Performance Share Plan Earned • A payout was projected under this plan at the beginning of 2020 • By the end of the year, the impact of the pandemic erased that payout and the Committee did not make any adjustments to neutralize the impact	$0
Total Compensation Realized in 2020	$3,737,500
Mr. Gennette’s Total Target Compensation	$10,760,000
% of Target Realized	35%
2021 CEO Pay
Mr. Gennette’s total target direct compensation has not changed since 2018 and there will be no changes made to his pay in 2021 as well. The CMD Committee approved a 2021 compensation package for Mr. Gennette of $10,760,000 which positions his total target compensation at the 42nd percentile of the peer group. His target compensation is 88% at-risk to align pay with performance. The package is comprised of:
•
base salary of  $1,300,000

•
target annual incentive opportunity of 170% of base salary; and

•
target long-term equity incentive opportunity of $7,250,000; 50% each PRSUs and RSUs

In determining Mr. Gennette’s compensation, the CMD Committee considered several factors including market position and tenure in role, individual performance and Company performance.
To further demonstrate the rigor of our pay for performance alignment, the following shows Mr. Gennette’s realized versus target compensation for fiscal years 2018, 2019 and 2020. Realized equity value is calculated based on the value of earned PRSUs (excluding dividend equivalents) and RSUs at time of vesting and the realized value upon exercise of stock options.
Over the past three years, Mr. Gennette has realized, on average, approximately 38% of his target compensation.

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COMPENSATION DISCUSSION & ANALYSIS
Compensation Component	2018	2019	2020
Base Salary	$1,300,000	$1,300,000	$1,300,000
Voluntary Reduction in Base Salary Due to COVID-19	n/a	n/a	$(325,000)
Annual Incentive Payout	$3,687,200	$919,800	$2,762,500
Stock Option Exercise	$0	$0	$0
RSU Vesting	$0	$0	$0
PRSU Earned	$0	$1,409,617	$0
Total Compensation Realized in 2020	$4,987,200	$3,629,417	$3,737,500
Mr. Gennette’s Total Target Compensation	$10,760,000	$10,760,000	$10,760,000
% of Target Compensation Realized	46%	34%	35%
2020 Base Salary reflects Mr. Gennette’s decision to voluntarily forego pay for three months
As shown below, over time the payouts of our incentive plans have fluctuated based on financial performance demonstrating a strong pay for performance alignment.
Incentive Plan	2016	2017	2018	2019	2020	Average
Annual Incentive	14%	141%	167%	42%	125%	98%
Realized PRSU	0%	0%	0%	32%	0%	6%

Reflects payout as a percent of target payout and PRSU reflects value at time of payout, including the impact of both achievement of performance results and change in stock price (e.g., 2014 – 2016 plan is shown at conclusion of performance period in 2016) excluding dividend equivalents.
Compensation Mix: Focus on At Risk Pay and Balance of Short-and Long-Term Incentives
Within our pay elements of base salary, performance-based annual incentive and long-term incentives, we emphasize at risk pay over fixed pay with at least 70% of our NEOs’ target compensation linked to a variety of metrics including pre-determined performance objectives (financial and strategic) and stock price performance. The program also balances the importance of the achievement of short-term and long-term objectives.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  53

COMPENSATION DISCUSSION & ANALYSIS

2020 TARGETED COMPENSATION MIX

CEO
Base Salary 12%
Annual Incentive 20%
$10.8 M
PRSUs 34%
RSUs 34%
Long-Term Incentives
AT RISK COMPENSATION (88%)
Other NEOs (Average)
Base Salary 26%
Annual Incentive 24%
$3.1 M
PRSUs 15%
RSUs 35%
Long-Term Incentives
AT RISK COMPENSATION (74%)

Shareholder Engagement and Support for Our Compensation Program
At the 2020 Annual Meeting of Shareholders, approximately 93.7% of the votes cast approved our “say-on-pay” proposal in support of our executive compensation program. Shareholder support of our executive compensation programs has averaged 95.6% over the last nine years. As previously described on page 12, in the fall of 2020 we conducted shareholder outreach sessions. Shareholders expressed alignment with our compensation programs in response to the pandemic. The CMD Committee believes the feedback received during these sessions together with our vote results, reflect general support of our NEO compensation program.

Our Executives
In fiscal 2020, our NEOs were:
Name	Principal Position	Years with Macy’s
Jeff Gennette	Chief Executive Officer	37
Adrian V. Mitchell	EVP, Chief Financial Officer	<1
Elisa D. Garcia	EVP, Chief Legal Officer	4
John T. Harper	EVP, Chief Operations Officer	37
Danielle L. Kirgan	EVP, Chief Transformation Officer	3
Felicia Williams	SVP and Interim Chief Financial Officer	16
Paula A. Price	Former EVP, Chief Financial Officer	2
2020 SHORT-TERM AND LONG-TERM INCENTIVE PROGRAMS
As previously discussed, due to the onset of the pandemic the CMD Committee paused the normal process of setting incentive plans in March 2020. After the CMD Committee reviewed the revised business plan and the Company had achieved certain milestones — including attaining financial stability, reopening stores, returning the majority of colleagues from furlough, and completing the necessary organizational restructure the Committee met again to set the incentive plan. As further described below, metrics and features of the plan were directly informed by the revised business plan and the imperative deliverables for the Company to regain financial health.

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COMPENSATION DISCUSSION & ANALYSIS
Key Features of the 2020 Incentive Program
Program	Features				Rationale
Short-Term Incentive	Three equally weighted metrics • Annual digital sales • Holiday sales • Annual SG&A savings
•
Digital sales: due to the uncertainty around store closures and reduced traffic in stores due to COVID-19 concerns, the Company focused on accelerating digital growth

•
Holiday sales: important every year and even more in 2020 due to earlier losses from closed stores

•
SG&A Savings: due to the pandemic, there was heightened focus on savings

	Performance and Payout Curves
•
Due to the uncertainty in the business environment, established wider than historical performance ranges and narrower payout opportunities

•
Due to uncertainty associated with developing performance targets, the typical 200% maximum payout was significantly reduced to a cap of 125%, with each individual metric having a maximum payout of 150% of target

		% of Plan Performance
	Metric	Threshold	Target	Maximum
	Annual Digital Sales	90%	Plan	105%
	Holiday Sales	70%	Plan	110%
	Annual SG&A Savings	90%	Plan	110%
		% of Target Payout Opportunity
		Threshold	Target	Maximum
	Each Metric	50%	100%	150%
	Overall Total Opportunity	50%	100%	125%
Long-Term Incentive Plan (LTI)
Mix of performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs)
•
CEO received 50% each; other NEOs received 70% RSUs and 30% PRSUs

•
PRSU performance metric is Relative Total Shareholder Return (rTSR) compared to the S&P Retail Select Index Peer Group

•
Reduced the payout opportunity variability from a threshold of 25% up to a maximum of 200% of target to 50% and 150%, respectively

•
The CEO’s grant was 50% PRSUs to maintain a high-performance orientation

•
Leveraged relative TSR metric to measure the long-term performance given the challenge of multi-year projections of business metrics during the pandemic

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  55

COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION PRACTICES
We align executive compensation with the interest of our shareholders
•	Focus on performance-based compensation	53 – 54
•	Align compensation with performance	52 – 53
•	Conduct an annual risk assessment of executive compensation program	15
•	Maintain robust stock ownership guidelines for executive officers	63 – 64
Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking
•	Incentive plans use multiple metrics	57 – 60
•	Measure performance against both annual and multi-year periods	57 – 60
•	Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	15
•	Cap performance-based compensation payouts	57 – 59
We adhere to executive compensation best practices
•	Provide modest perquisites with reasonable business rationale	60
•	Conduct annual say-on-pay vote	33
•	Constitute the CMD Committee with only independent directors	17
•	Include a relative TSR metric for performance-based restricted stock units and limit payouts to target level if absolute TSR is negative over the measurement period	58 – 59
•	Provide for recoupment of cash and equity incentive compensation in certain circumstances	63
•	Prohibit hedging and pledging transactions by directors and executive officers	64
•	Utilize a compensation consultant independent of management	62
•	Provide a reasonable post-employment change-in-control plan	80
•	Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	60

•	Do not provide excise tax gross-ups upon a change-in-control	N/A
•	Do not provide individual employment contracts	N/A
•	Do not reprice or buyout for cash underwater stock options without shareholder approval	71
•	Do not provide individual change-in-control agreements	80

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COMPENSATION DISCUSSION & ANALYSIS
THE KEY ELEMENTS OF EXECUTIVE COMPENSATION
The compensation program for our NEOs consists primarily of the components outlined in the following table.
Component	Objective
Base Salary	Market-competitive pay necessary to attract and retain high-quality talent. Pay reflective of role, responsibilities, individual performance, and experience.
Short-Term Incentive Awards	Cash awards that vary based on performance; designed to align incentives with business strategy and operating performance over short-term (generally one year or less) financial and strategic targets
Long-Term Incentive Awards	Reward long-term performance and align management with our shareholders
Benefits	Assists to attract and retain our leaders
2020 BASE SALARY
We provide base salaries to our NEOs to deliver a fixed component of compensation that reflects the scope and complexity of each NEO’s role. Base salaries are intended to aid in the Company’s ability to attract and retain critical executive officers and are reviewed against comparable positions in the market. The only base salary changes for 2020 were related to promotions for Mr. Harper and Ms. Kirgan that occurred in January 2020 and February 2020, respectively. See “Summary of Leadership Changes in 2020”, page 60.
In response to the business disruption caused by COVID-19 that resulted in the critical need to reduce cash expenditures, the base pay of each of our NEOs was reduced from April – June as shown below. There was no reduction to Mr. Mitchell’s base pay, given he was hired after the event in November.

Name	FY 2019 Salary	FY 2020 Salary	Base Salary Reduction April – June (%)
Gennette	$1,300,000	$1,300,000	100%
Mitchell	N/A	$800,000	—
Garcia	$750,000	$750,000	20%
Harper	$725,000	$850,000	20%
Kirgan	$750,000	$850,000	20%
Williams	$575,000	$575,000	20%
Price(1)	$770,000	$770,000	20%

(1)
Salary reduction for Ms. Price in effect through her resignation.

2020 ANNUAL INCENTIVE PLAN
The NEOs participate in the Senior Executive Incentive Compensation Plan (Incentive Plan). The Incentive Plan aligns executive compensation with our business strategy and operating performance over short-term (generally one year or less) financial and strategic targets.
Annual Incentive Opportunity as a Percent of Base Salary. Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards earned are dependent on performance relative to the pre-determined goals, as shown in the chart below (and such alternative or additional factors as the CMD Committee deems appropriate).

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COMPENSATION DISCUSSION & ANALYSIS
	2020 Annual Incentive as a % of Base Salary
Name	Threshold (50% of Target)	Target	Maximum (125% of Target)
Gennette	85.0%	170.0%	212.5%
Mitchell(1)	50.0%	100.0%	125.0%
Garcia	37.5%	75.0%	93.75%
Harper	50.0%	100.0%	125.0%
Kirgan	50.0%	100.0%	125.0%
Williams	30.0%	60.0%	75.0%
Price(2)

(1)
Mr. Mitchell received a prorated annual incentive as he was hired in November 2020.

(2)
Due to Ms. Price’s resignation, she did not receive an annual incentive for fiscal year 2020.

The CMD Committee selected three metrics for the annual incentive plan: Digital Sales, Holiday Sales and SG&A Savings. The selection of these metrics was directly informed by the revised business plan and the imperative deliverables for the Company to regain financial health. Design features of the 2020 plan reflected the unique set of circumstances we experienced as well as the continued goal of the Committee to ensure incentive plans support the Company’s business strategy and were engaging and motivating for participants. See “Executive Summary — Tying it Together — Setting Incentive Plans”.
We had strong performance against each of the annual incentive metrics, due to the rapid response to align with customers’ changing needs, including but not limited to adjusting the merchandise mix, ensuring safety of our store customers and colleagues and executing disciplined expense control throughout the year. See “Executive Summary – Our Results”.

All amounts shown in millions
2020 LONG-TERM INCENTIVE PLAN
The annual core equity awards to NEOs consisted of performance-based restricted stock units (PRSUs) and time-based restricted stock units (RSUs). The long-term incentive program is designed to align the interests of the Company and our executives with our shareholders. Annual equity grants were issued in July. The CEO’s grant was equally weighted between PRSUs and RSUs, while the mix for the other NEOs was 30% PRSUs and 70% RSUs. See “Executive Summary — Tying it Together — Setting Incentive Plans”. In 2021 we issued equity awards in March and equally weighted PRSUs and RSUs for all the NEOs, the same as we had done for our CEO in 2020.

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COMPENSATION DISCUSSION & ANALYSIS

•
PRSUs vest, if at all, following the end of fiscal 2022 based on upon achievement of a relative TSR goal against the S&P Retail Select Index

•
Awards granted in fiscal 2020 have a maximum payout of 150% of target opportunity versus the 200% of target opportunity used in the 2019 plan

•
The PRSU grant continues to include a negative TSR cap and a maximum value cap

•
If Macy’s absolute TSR over the performance period is negative, any payout earned is capped at target

•
Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount is capped at 400% of the target grant date value, attributable to both performance and stock price appreciation

•
The RSUs vest ratably over a four-year period beginning on the first anniversary of the grant date. The Committee determines the number of PRSUs and RSUs required to deliver the targeted award value by dividing the target dollar award value by the closing price of Macy’s stock price on the grant date

The chart below summarizes the 2020 PRSU Plan.
The target number of PRSUs and the number of RSUs granted to NEOs is shown in the 2020 Grants of Plan-Based Awards table on page 70.
Special Equity Award
In her role of Chief Transformation Officer, Ms. Kirgan spearheaded business transformation and human capital initiatives during an unprecedented time. Ms. Kirgan has been and will continue to be pivotal in all parts of the Polaris Strategy including developing and refining the corporate strategy, creating new business development partnerships to support and accelerate our growth and overseeing multiple initiatives throughout the enterprise required to deliver our goals of colleague safety and well-being, communication, organization cost and structure and leadership of transformation for the Company. In acknowledgement of the continued importance of Ms. Kirgan’s contributions in each of these areas, the CMD Committee awarded Ms. Kirgan a special RSU award with a grant date value of  $1,750,000 and two-year vesting. The award vests one-third and two-thirds on the first and second anniversaries of the grant date, respectively. Each tranche of RSUs is non-transferable for one year following the vesting (other than to pay withholding taxes upon vesting).

Fiscal 2018 Performance-based RSU Grant
The three-year (fiscal 2018 – 2020) performance period for PRSUs granted in fiscal 2018 concluded as of the end of fiscal 2020. At the beginning of fiscal 2020, based on actual period-to-date results and projected performance, we expected this award to payout at 40% – 50% of the target opportunity. By the end of 2020, the impact of the pandemic had erased the payout and the Committee did not use any discretion or make any adjustments to neutralize the impact. The following is a summary of the metrics and actual performance for the 2018 – 2020 PRSU plan.

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COMPENSATION DISCUSSION & ANALYSIS
Benefits
Retirement and Deferred Compensation Plans. NEOs participate in our broad-based 401(k) retirement investment plan. NEOs also participate in a non-qualified deferred compensation plan with features like the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013 and NEOs no longer accrue new benefits under the plans. See page 76 for more information on these plans.
Perquisites. We provide limited perquisites including business club and professional memberships and, for our
CEO, a car and driver for security reasons and limited personal use of the Company aircraft. See page 69 for more information.
Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide for accelerated benefits in the event of a change-in- control. All equity awards are subject to “double-trigger” vesting in the event of a change-in-control. See pages 80 – 88 for more information.

Summary of Leadership Changes in 2020
CFO Transition
Ms. Price, our former CFO, resigned from the Company in May 2020. During our search for a CFO, Ms. Williams, the SVP Controller, was appointed interim CFO and received a $15,000 monthly stipend for the additional responsibilities during her interim tenure.
Mr. Mitchell joined Macy’s in November 2020 as CFO. In determining his target annual compensation opportunity, the Committee considered market data as well as Mr. Mitchell’s experience and diverse business background. The CMD Committee approved a compensation package for Mr. Mitchell comprised of 1) base salary of  $800,000; 2) a target annual incentive opportunity of 100% of base salary; and 3) a target long-term incentive award of $1,415,000.

Other Leadership Changes
As we announced in early 2020, Ms. Kirgan and Mr. Harper were appointed Chief Transformation Officer and Chief Operations Officer, respectively. Ms. Kirgan’s responsibilities include leading the transformation and strategy work at Macy’s, human resources and communications and Mr. Harper was responsible for overseeing Macy’s stores, supply chain and technology operations. The CMD Committee approved a compensation package for Ms. Kirgan and Mr. Harper comprised of 1) base salary of  $850,000; 2) a target annual incentive opportunity of 100% of base salary; and 3) a target long-term incentive award of  $1,800,000.
As communicated earlier this year, due to an organizational restructure, Mr. Harper will be leaving the Company August 1, 2021.

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COMPENSATION DISCUSSION & ANALYSIS
HOW WE DETERMINE EXECUTIVE COMPENSATION
We use a collaborative process in making executive compensation decisions.
Responsible Party	Primary Roles and Responsibilities
CMD Committee
•
Administers executive compensation program for senior executives

•
Oversees annual and long-term incentive plans, as well as benefits and policies

•
Ensures appropriate succession plans in place for CEO and other key executive positions

•
Emphasizes pay-for-performance linkage of executive compensation program and ensures programs are competitive

•
When making compensation program decisions, considers:

–
our compensation philosophy

–
our financial and operating performance and total shareholder return

–
general compensation policies and practices for our colleagues

–
practices and executive compensation levels within the market

Compensation Consultant
•
Attends CMD Committee meetings at request of Committee, meets with CMD Committee in executive session without management, and communicates with Committee chair regarding emerging issues and other matters

•
Reviews and provides advice relating to:

–
design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward

–
selection of performance metrics

–
peer group/market pay and performance comparisons

–
competitiveness of key executives’ compensation

–
changes to NEOs’ compensation levels

–
design of other compensation and benefits programs

–
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
•
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop and design various compensation programs to support the goals and objectives of the programs

•
Human resources department uses various survey firms and data sources to provide calculations, comparator group and general market data used by management in compensation-related analyses

•
At the beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which includes achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contribution to Company performance

•
CEO takes part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and recommendations on compensation levels.

•
Human resources executives, with assistance of Semler Brossy, provide CMD Committee with data, analyses and other information in considering CEO compensation recommendations for direct reports.

•
Mr. Gennette does not participate in portions of the CMD Committee or Board meetings during which his compensation is discussed.

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COMPENSATION DISCUSSION & ANALYSIS
Independent Compensation Consultant
Since November 2019, the CMD Committee has retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) as the Committee’s independent compensation consultant to provide counsel on various compensation related matters including compensation program design, peer group identification and competitive market assessment, market insights and trends in executive compensation and management’s proposed levels of compensation. Semler Brossy also provides updates on governance and regulatory trends and during 2020 provided multiple updates to the CMD Committee regarding the impact of the COVID-19 pandemic on executive compensation programs. Semler Brossy provides no services to the Company other than those provided directly to, or on behalf of, the CMD Committee, and to, or on behalf of, the Nominating and Corporate Governance Committee with respect to director compensation. The CMD Committee has assessed the independence of Semler Brossy pursuant to the NYSE listing standards and SEC rules and is not aware of any conflict of interest raised by Semler Brossy’s work that would prevent Semler Brossy from providing independent advice to the CMD Committee.

HOW WE SET EXECUTIVE COMPENSATION
Timing
Generally, the CMD Committee reviews NEO base salaries, annual incentive award payments and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and Company performance against applicable targets are measured.

Market Data Serves as One Point of Reference
Semler Brossy provides the CMD Committee with a competitive assessment for each pay element, target total direct compensation and overall compensation mix. The market data is sourced from a combination of peer company public filings, peer company data cuts from published compensation surveys and survey data from a broader sample of retail companies. Market data is one of several factors considered in determining compensation levels and packages for NEOs and actual positioning of target compensation may be above or below the median based on company revenue size, executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors.
Similar to last year, the target total direct compensation for Mr. Gennette ranks at approximately the 42nd percentile of the peer group.

Compensation Peer Group
The CMD Committee references comparative compensation data of a peer group of publicly traded retail companies to inform itself of the competitiveness of compensation and program design and believes the data provides directional context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, as well as executive changes within the peer group and year-over-year changes in survey data, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not benchmark or target any specific position for compensation components based on peer group data.
In August 2020 Semler Brossy completed a peer group review to confirm the appropriateness of the current peers and, at that time, recommended the removal of Hudson’s Bay and J.C. Penney. In addition, due to the unsettled retail environment created by COVID-19, Semler Brossy recommended that the CMD Committee undertake an in-depth review in 2021 or once the retail landscape stabilized. The CMD Committee concurred with this recommendation and the outcome of the decision is shown below. The 2020 peer group includes essential and non-essential retailers and this distinction may influence which companies are in the peer group in the future.

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COMPENSATION DISCUSSION & ANALYSIS
2019 Peer Group Companies	Changes	2020 Peer Group Companies
Bed, Bath and Beyond		Bed, Bath and Beyond
Best Buy		Best Buy
Dillard’s		Dillard’s
Dollar Tree		Dollar Tree
Gap		Gap
Hudson’s Bay	Removed due to going private
J.C. Penney	Removed due to bankruptcy
Kohl’s		Kohl’s
L Brands		L Brands
Lowes Companies		Lowes Companies
Nordstrom		Nordstrom
Ross Stores		Ross Stores
Target		Target
TJX Companies		TJX Companies
The revised peer group for 2020 consists of 12 companies. Semler Brossy reviewed the peer group and determined Macy’s trailing Q4 revenue was positioned between median and the 75th percentile and market capitalization near the 20th percentile as of July 2020. The peer group is also primarily focused on big box retail brands with mall-based strategies and includes several retailers with a significant portion of revenue through online sales.

EXECUTIVE COMPENSATION GOVERNANCE
Clawback Policy
The CMD Committee has the discretion to require a participant in the annual Incentive Plan or in the long-term incentive compensation program to repay income derived from annual incentive, performance and time-based restricted stock units and stock options in the event of a restatement of our financial results. This repayment would occur within three years after any such payment to correct a material error that is determined by the CMD Committee to be the result of executive fraud or intentional misconduct.

Stock Ownership Guidelines
Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs. The Company first enacted stock ownership guidelines in 2006. Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary the executive first becomes covered under his/her current or new ownership guideline, or, if newly hired or promoted, first eligible to receive a payout of performance-based restricted stock and/or units under our long-term incentive plan. Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met in order to be in compliance with the stock ownership policy.
Position	Ownership Guidelines
Chief Executive Officer and Chairman of the Board	• • • • • •	6x base salary
Chief Financial Officer, Chief Operations Officer and Chief Transformation Officer	• • •	3x base salary
Chief Legal Officer	• •	2x base salary
Shares counted toward the ownership guideline:
•
Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive

•
Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise

•
Time-based restricted stock or restricted stock units granted to executives, whether or not vested

•
The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  63

COMPENSATION DISCUSSION & ANALYSIS
Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership guideline.
Once a determination is made that the required ownership guideline value has been met, a subsequent decrease in share price will not affect that determination, provided there is no subsequent sale of the total number of shares relied on to meet the guideline value unless, and only to the extent the then current market value of such total number of shares exceeds the required ownership guideline.
Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the ownership guidelines of the policy.

Anti-Hedging/Anti-Pledging Policy
Directors, executive officers and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. Set forth below is Macy’s Hedging/Pledging policy.
Macy’s, Inc. considers it inappropriate for any Director, executive officer or participant in the Company’s long-term incentive plan to engage in any transaction in which they may profit from short-term speculative swings in the value of Macy’s securities or pledge Macy’s stock in lending transactions. Therefore, as a matter of Company policy, these individuals may not engage in:
1.
the purchase or sale of  “put” and “call” options (publicly available rights to sell or buy Macy’s securities within a certain period of time at a specified price or the like);

2.
“short sales” (selling borrowed securities which the seller hopes can be purchased at a lower price in the future);

3.
“short selling against the box” (selling owned but not delivered securities);

4.
the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Macy’s securities granted to the individual as compensation or held, directly or indirectly, by the individual; and

5.
pledging Macy’s securities as collateral for a loan, including, without limitation, in a margin account.

Furthermore, Section 16 (c) of the Securities Exchange Act of 1934 prohibits short sales and short sales against the box of Macy’s securities by the Company’s directors and executive officers. The prohibitions listed above do not apply to the exercise of stock options granted as part of a Company incentive plan.

Timing of Equity Awards
The CMD Committee generally approves annual equity-based awards at its annual March meeting. The March meeting occurs after annual financial results are available — at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates for purposes such as newly hired executives, executives promoted into positions eligible for such grants, or to retain executives important to the Company. As previously discussed, due to the COVID-19 pandemic and the related uncertainties, the CMD Committee approved the 2020 annual equity-based awards in July. The Company determines a specific calendar of trading blackout dates each year and equity-based awards are not issued on any of the designated trading blackout dates.

Tax Considerations
In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of  $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers).
Historically, compensation that qualified as “performance-based compensation” could be excluded from this $1 million limit. The exclusion has been repealed, effective for taxable years beginning after December 31, 2017, except for certain compensation arrangements in place as of November 2, 2017 for which transition relief is available.
The CMD Committee focuses on designing and maintaining executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully even if in certain cases such compensation is not deductible for federal income tax purposes.

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COMPENSATION DISCUSSION & ANALYSIS
Accounting
We record salaries and performance-based cash incentives in our financial statements as expense in the amount paid, or to be paid, to the NEOs.
Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to colleagues.
We expense all equity-based awards in accordance with ASC Topic 718. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to ensure that financial efficiency is maximized.

NON-GAAP METRICS
Macy’s reports its financial performance in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP financial measures provide users of the company’s financial information with additional useful information in evaluating operating performance and we have included certain non-GAAP measures as performance metrics in our incentive plans.
We use 1) Digital Sales and Holiday Sales as performance metrics in our annual incentive plan and 2) Comparable Sales Growth and Return on Invested Capital (ROIC) as performance metrics in our three-year performance share plan. Digital Sales, Holiday Sales and changes in comparable sales are calculated on an owned plus licensed basis and includes sales from departments licensed to third parties which are not included in sales calculated in conformity with GAAP (on an owned basis). Sales and adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) exclude impairment, restructuring, store closing and other costs. ROIC is defined as adjusted EBITDA, excluding benefit plan income, net and lease expense, as a percent to average invested capital.
Reconciliations to the most directly comparable GAAP measures for Changes in Comparable Sales, Adjusted EBITDA and ROIC and other information concerning non-GAAP financial measures are provided on page 24 of Macy’s Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations  —  Important Information Regarding Non-GAAP Financial Measures.”

FORWARD LOOKING STATEMENTS
All statements in this proxy statement that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this proxy statement because of a variety of factors, including the effects of the COVID-19 pandemic on Macy’s customer demand and supply chain, as well as its consolidated results of operation, financial position and cash flows, Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected time frame or at all, conditions to, or changes in the timing of proposed real estate and other transactions, prevailing interest rates and non-recurring charges, the effect of potential changes to trade policies, store closings, competitive pressures from specialty stores, general merchandise stores, off-price and discount stores, manufacturers’ outlets, the Internet and catalogs and general consumer spending levels, including the impact of the availability and level of consumer debt, possible systems failures and/or security breaches, the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill, Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional or global health pandemics, and regional political and economic conditions, the effect of weather and other factors identified in documents filed by the Company with the Securities and Exchange Commission, including under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  65

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020

OUR NAMED EXECUTIVE OFFICERS
JEFF GENNETTE 59 Chairman of the Board since January 2018 and Chief Executive Officer since March 2017	Years with Macy’s: 37 See Mr. Gennette’s biography on page 8 of this proxy statement
ADRIAN V. MITCHELL 47 Chief Financial Officer since November 2020
Years with Macy’s: 1
PRIOR CAREER HIGHLIGHTS
Boston Consulting Group
•
Managing Director and Partner, Digital BCG and Consumer Practices

Recreational Equipment, Inc.
•
Board Director

Arhaus LLC
•
Chief Executive Officer

Crate and Barrel
•
Chief Financial Officer, Chief Operating Officer and Interim Chief Executive Officer

Target Corporation
•
Multiple management positions including Director, Strategy and Interactive Design for target.com and Director, Innovation and Productivity for Target Corporation

McKinsey & Company, Inc.
•
Co-founded the NA Lean Operations Retail Practice

EDUCATION
•
M.B.A., Harvard University

•
B.S., Chemical Engineering, Louisiana State University

ELISA D. GARCIA 63 Chief Legal Officer since September 2016
Years with Macy’s: 4
PRIOR CAREER HIGHLIGHTS
Office Depot
•
Chief Legal Officer

•
EVP, General Counsel and Secretary

Domino’s Pizza
•
EVP, General Counsel and Secretary

Philip Morris International
•
Regional Counsel, Latin America

GAF Corporation
•
Corporate Counsel

Willkie Farr & Gallagher LLP
•
Corporate Finance Associate

EDUCATION
•
J.D., St. John’s University School of Law

•
Bachelor’s and Master’s degrees, State University of New York at Stony Brook

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
JOHN HARPER 61 Chief Operations Officer since January 2020
Years with Macy’s: 37
PRIOR CAREER HIGHLIGHTS
Macy’s Inc.
•
Chief Stores Officer

•
Various roles throughout the Company and its predecessor companies, including vice chairman of Macy’s Midwest and chairman of Hecht’s

EDUCATION • B.A., Communications and Political Science, University of Pittsburgh • MBA, Finance and Accounting, University of Pittsburgh
DANIELLE L. KIRGAN 45 Chief Transformation Officer since February 2020	Years with Macy’s: 3 PRIOR CAREER HIGHLIGHTS American Airlines • SVP, People Darden Restaurants • Chief Human Resources Officer Conagra Brands • VP, Human Resources	W.W. Grainger • Director, Human Resources TeleTech Holdings • Director, Human Resources EDUCATION • B.A., Business Administration, Illinois State University
FELICIA WILLIAMS 55 Current, Macy’s Fellow for CEO Action for Racial Equity November 2020 to Present Former Interim Chief Financial Officer June 2020 to November 2020
Years with Macy’s: 16
PRIOR CAREER HIGHLIGHTS
Macy’s Inc.
•
SVP, Controller and Enterprise Risk Officer

•
VP, Enterprise Risk and Internal Audit

•
Various leadership positions across finance, treasury, investor relations, accounting and enterprise risk management

The Coca-Cola Hellenic Bottling Company
•
Chief Audit Executive

The Coca-Cola Company
•
Executive Assistant to the Chief Financial Officer

•
Finance and Treasury Group Lead, Middle East & Africa

•
Member of the Controllers’ group; and held various positions of increasing responsibility in the finance and treasury areas

Bristol-Myers Squibb
•
Financial Analyst

•
Senior Auditor

Arthur Anderson
•
Staff/Senior Auditor

EDUCATION
•
Florida A&M University, B.S. Accounting

•
Certified Public Accountant

PAULA A. PRICE 59 Former Chief Financial Officer July 2018 to May 2020

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  67

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2020, and our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2020, collectively referred to as the “Named Executives” or the “NEOs.”
COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
2020 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(2) ($)	All Other Compensation(3) ($)	Total ($)
Jeff Gennette Chief Executive Officer	2020	975,000	0	7,014,892	0	2,762,500	306,549	24,352	11,083,293
	2019	1,300,000	0	4,409,720	2,899,998	919,800	677,088	102,214	10,308,820
	2018	1,291,667	0	4,694,492	2,899,994	3,687,200	58,489	101,849	12,733,691
Adrian V. Mitchell Chief Financial Officer	2020	200,000	500,000(4)	1,356,490	0	250,000	0	0	2,306,490
Elisa D. Garcia Chief Legal Officer	2020	712,500	0	1,176,642	0	703,125	0	33,131	2,625,398
	2019	750,000	0	729,874	479,999	234,100	0	20,943	2,214,916
	2018	745,833	0	777,018	479,994	938,500	0	52,876	2,994,221
John Harper Chief Operations Officer	2020	807,500	0	1,764,970	0	1,062,500	379,545	48,579	4,063,094
	2019	725,000	500,000	777,989	199,997	239,200	875,817	46,036	3,364,039
Danielle L. Kirgan Chief Transformation Officer	2020	807,500	0	3,514,965	0	1,062,500	0	26,904	5,411,869
	2019	750,000	0	729,874	479,999	234,100	0	59,098	2,253,071
	2018	750,000	0	777,018	479,994	938,500	0	199,471	3,144,983
Felicia Williams Former Interim Chief Financial Officer	2020	636,250	0	490,267	0	431,250	56,644	35,553	1,649,963
Paula A. Price Former Chief Financial Officer	2020	231,000	0	0	0	0	0	571,505	802,505
	2019	770,000	0	860,639	565,996	320,500	0	514,769	3,031,904
	2018	433,125	300,000	1,137,825	837,381	749,400	0	188,531	3,646,262

(1)
The amounts in this column for fiscal 2020 include the grant date fair value for performance-based restricted stock units and time-based restricted stock units awarded in fiscal 2020:

•
Performance-based restricted stock units awarded were determined by using the grant date fair value for the common stock of approximately $6.20 per share for all executives other than Mr. Mitchell ($10.68), assuming the “target” number of units is earned. The grant date fair value was calculated by using a Monte Carlo simulation analysis. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the performance-based restricted stock units would be $5,084,840 for Mr. Gennette, $163,308 for Mr. Mitchell, $504,971 for Ms. Garcia, $757,457 for Mr. Harper and Ms. Kirgan and $210,403 for Ms. Williams.

•
Time-based restricted stock units were awarded at a grant date fair value of  $6.63 for all executives except Mr. Mitchell ($10.41). See 2020 Grants of Plan Based Awards for number of shares and value of time-based restricted stock units awarded in fiscal 2020.

(2)
We did not pay above-market interest under our executive deferred compensation plan in 2020, therefore, the amounts reflected in this column relate to pension benefits only. The amounts reflected for fiscal 2020 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2020. No Named Executive accrues additional benefits under the CAPP or SERP because benefits are frozen. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 2.43% for the CAPP and 2.51% for the SERP. For both the CAPP and SERP, base mortality rates are Pri-2012 White Collar mortality table projected to 2016 using MP-2018 and then projected forward to the measurement date using MP-2020. Mortality is projected generationally from the measurement date using scale MP-2020 for both the CAPP and SERP. Scale MP-2020 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age. Because pension benefits are frozen, year-over-year changes in pension value are generally driven by changes in valuation assumptions as well

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
as aging toward assumed retirement age. For 2020, the change in pension value for the applicable Named Executives was lower than 2019 primarily as a result of a smaller decrease in the discount rate assumption. This assumption decreased from 4.10% to 2.89% in 2019, and decreased from 2.89% to 2.51% in 2020.
(3)
Included in “All Other Compensation” for fiscal 2020 are Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

Name	Aircraft Usage(a) ($)	Car Programs(b) ($)	DCP Matching Contribution(c) ($)	401(k) Matching Contribution ($)	Other(d) ($)	Total ($)
Gennette	0	1,878	12,499	9,975	0	24,352
Mitchell	0	0	0	0	0	0
Garcia	0	0	23,156	9,975	0	33,131
Harper	0	0	38,604	9,975	0	48,579
Kirgan	0	0	16,929	9,975	0	26,904
Williams	0	0	25,578	9,975	0	35,553
Price	0	0	6,227	9,975	555,303	571,505

(a)
Mr. Gennette is the only Named Executive who is permitted to make personal use of Company aircraft. In 2020, Mr. Gennette did not have any personal use of the aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany Mr. Gennette on some flights. There are no additional incremental costs associated with their travel on those flights. Mr. Gennette is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:

•
Flights were deemed business or personal based on the purpose of the flight.

•
If a trip was deemed personal, ferry flights, if any, were included as personal.

•
If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.

(b)
The amount shown reflects the costs relating to personal use by Mr. Gennette of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.

(c)
The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.

(d)
Includes fees paid per the advisory agreement ($510,000) as disclosed in the Form 8-K filed April 7, 2020, earned untaken 2020 PTO ($24,677), relocation ($11,097) and related tax gross ups ($9,529) to Ms. Price.

(4)
As previously reported in the Form 8-K filed October 14, 2020, Mr. Mitchell received a sign-on cash payment of $500,000 payable upon on hire, subject to a 2-year repayment agreement.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  69

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
PLAN-BASED AWARDS
The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2020 to each of the Named Executives.
2020 Grants of Plan-Based Awards
Name	Award Type	Grant Date for Equity- Based Awards	Estimated Possible Payouts Under Non-Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)(2)	Maximum (#)
Gennette	Annual Incentive		1,105,000	2,210,000	2,762,500
	PRSUs	7/9/2020					546,757			3,389,893
	RSUs	7/9/2020							546,757	3,624,999
Mitchell(4)	Annual Incentive		100,000	200,000	250,000
	PRSUs	11/23/2020					10,194			108,872
	RSUs	11/23/2020							23,787	247,623
	RSUs	11/23/2020							96,061	999,995
Garcia	Annual Incentive		281,250	562,500	703,125
	PRSUs	7/9/2020					54,298			336,648
	RSUs	7/9/2020							126,696	839,994
Harper	Annual Incentive		425,000	850,000	1,062,500
	PRSUs	7/9/2020					81,447			504,971
	RSUs	7/9/2020							190,045	1,259,998
Kirgan	Annual Incentive		425,000	850,000	1,062,500
	PRSUs	7/9/2020					81,447			504,971
	RSUs	7/9/2020							190,045	1,259,998
	RSUs	7/9/2020							263,951	1,749,995
Williams	Annual Incentive		172,500	345,000	431,250
	PRSUs	7/9/2020					22,624			140,269
	RSUs	7/9/2020							52,790	349,998
Price(5)

(1)
The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2020 is the Incentive Plan’s per-person maximum of $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”

(2)
The Named Executives, with the exception of Mr. Mitchell, received a grant of performance-based restricted stock units (PRSUs) on July 9, 2020. Mr. Mitchell received a grant of PRSUs on November 23, 2020 as part of his new hire offer. The PRSUs vest at the conclusion of the July 9, 2020 — January 28, 2023 performance period. The number of PRSUs earned may range from 0% to 150% of the Target award opportunity based on performance against relative TSR. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis — The Key Elements of Executive Compensation.”

(3)
PRSUs granted on 7/9/2020 and 11/23/2020 were valued by using a grant date fair value for our common stock of approximately $6.20 and $10.68, per share, respectively, assuming the “target” number of units is earned. The grant date fair value was calculated by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among the constituents of the S&P Retail Select Index as of 7/9/2020 and over the remaining performance period. RSUs granted on 7/9/2020 and 11/23/2020 were valued using the grant date closing price for the common stock of  $6.63 and $10.41, per share, respectively

(4)
Mr. Mitchell’s annual incentive opportunity was prorated as he was hired in November 2020.

(5)
Due to Ms. Price’s resignation, she did not receive any non-equity or equity grants under the Incentive Plans for fiscal year 2020.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
Stock Options.Prior to May 18, 2018, stock options were granted under the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan), which was approved by Macy’s shareholders. After shareholders approved the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan), stock options may no longer be granted under the 2009 Omnibus Plan.
Under the 2018 Equity Plan, the exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of  “reload” options and prohibit the repricing of previously granted options.
In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.
Stock options granted in fiscal 2010 and beyond become immediately exercisable in full in the event of termination of employment by the Company without “cause” or by the optionee for “good reason” (as defined in the terms and conditions of the grant) within a specified period of time following a change in control.
Restricted Stock and Restricted Stock Units. All restricted stock and restricted stock units (RSUs) are granted under the 2018 Equity Plan. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted.
Restricted stock and RSU grants can be either time-based or performance-based and will generally be forfeited if the executive’s employment ends prior to the vesting date (with limited exceptions in the event of death, disability or involuntarily termination without cause). Time-based restricted stock and/or RSUs may have different vesting schedules based on the purpose of the award, including, for example, a four year ratable vest schedule for annual awards, generally do not earn dividends and are subject to “double-trigger” vesting in the event of a change in control. Performance-based restricted stock or PRSUs are subject to forfeiture if performance criteria applicable to the shares or units are not satisfied Depending upon satisfaction of the performance criteria, shares and/or units may vest up to 100% on the first anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date. Shares and/or units are forfeited to the extent performance criteria are not satisfied.

Fiscal 2019 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2019 that are earned at the end of the three-year (fiscal 2019 – 2021) performance period are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of
PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 200% of the target award, based upon our three-year performance relative to average Comparable Sales Growth and Average ROIC and relative TSR goals.

Fiscal 2020 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2020 that are earned at the end of the performance period (July 9, 2020 – January 28, 2023) are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of
PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% of the target award, based upon relative TSR goal. See the “2020 Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis

General Terms of the Performance-Based RSU Grants
For purposes of PRSU grants, Comparable Sales Growth, ROIC and TSR are defined as follows:
•
Comparable Sales Growth represents the period-to-period percentage change in net owned plus licensed sales from stores in operation throughout the year presented and the immediately preceding year and all online sales, as externally reported. Stores impacted by a natural disaster or that undergo significant expansion or shrinkage remain in the comparable sales calculation unless the store is closed for a significant period of time.
•
ROIC is defined as EBITDAR divided by Total Average Gross Investment. EBITDAR is equal to the sum of EBITDA* plus net rent expense (rent expense as reported in our audited financial statements less the deferred rent amortization related to contributions received from landlords). Total Average Gross Investment is equal to the sum of gross property, plant and equipment, capitalized

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  71

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
value of non-capitalized leases, working capital —   which includes receivables, merchandise inventories, prepaid expenses and other current assets —  offset by merchandise accounts payable and accounts payable and accrued liabilities, and other assets (each as reported in our audited or unaudited financial statements).
*
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, which is equal to the sum of operating income and depreciation and amortization as reported in our audited financial statements, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.

•
TSR is defined as the change in the value of our common stock over the performance period, taking into account both stock price change and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative TSR is the percentile rank of our TSR compared to the TSR peer group over the performance period.

Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.
In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.
Restrictive Covenants. Under our long-term incentive program, executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option and RSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within one year following retirement or involuntary termination, the Named Executive renders personal services to a competitor (two years for the CEO), 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

Outstanding Equity Awards
The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives at January 30, 2021.
The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($15.04) on the last trading day of fiscal 2020.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
2020 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gennette	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	37,755	0	58.92	3/28/2024
	3/27/2015	51,973	0	63.65	3/27/2025
	3/23/2016	87,662	0	43.42	3/23/2026
	3/24/2017	297,710	99,236	28.17	3/24/2027
	4/6/2018	193,075	193,076	29.80	4/6/2028
	3/21/2019	141,050	423,152	24.03	3/21/2029
	3/21/2019							181,023(2)	2,722,586
	7/9/2020							546,757(3)	8,223,225
	7/9/2020					546,757(4)	8,223,225
Mitchell	11/23/2020							10,194(3)	153,318
	11/23/2020					23,787(4)	357,756
	11/23/2020					96,061(4)	1,444,757
Garcia	9/20/2016	84,937	0	34.96	9/20/2026
	3/24/2017	54,962	18,320	28.17	3/24/2027
	4/6/2018	31,957	31,957	29.80	4/6/2028
	3/21/2019	23,346	70,039	24.03	3/21/2029
	3/21/2019							29,962(2)	450,628
	7/9/2020							54,298(3)	816,642
	7/9/2020					126,696(4)	1,905,508

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  73

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Harper	3/23/2012	6,137	0	39.84	3/23/2022
	3/19/2013	12,345	0	41.67	3/19/2023
	3/28/2014	15,731	0	58.92	3/28/2024
	3/27/2015	15,399	0	63.65	3/27/2025
	3/23/2016	25,974	0	43.42	3/23/2026
	3/24/2017	36,641	12,213	28.17	3/24/2027
	3/23/2018	15,290	15,291	27.21	3/23/2028
	3/21/2019	9,727	29,183	24.03	3/21/2029
	3/21/2019							24,968(2)	375,519
	7/9/2020							81,447(3)	1,224,963
	3/23/2018					3,675(4)	55,272
	3/23/2018					13,782(4)	207,281
	3/21/2019					6,242(4)	93,880
	7/9/2020					190,045(4)	2,858,277
Kirgan	11/13/2017	104,748	34,916	19.33	11/13/2027
	4/6/2018	31,957	31,957	29.80	4/6/2028
	3/21/2019	23,346	70,039	24.03	3/21/2029
	3/21/2019							29,962(2)	450,628
	7/9/2020							81,447(3)	1,224,963
	7/9/2020					190,045(4)	2,858,277
	7/9/2020					263,951(4)	3,969,823

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Williams	3/25/2011	10,000	0	23.43	3/25/2021
	3/23/2012	10,000	0	39.84	3/23/2022
	3/19/2013	10,000	0	41.67	3/19/2023
	3/28/2014	10,000	0	58.92	3/28/2024
	3/27/2015	10,000	0	63.65	3/27/2025
	3/23/2016	10,551	0	43.42	3/23/2026
	3/24/2017	18,321	6,106	28.17	3/24/2027
	4/6/2018	5,326	5,326	29.80	4/6/2028
	3/21/2019	4,863	14,592	24.03	3/21/2029
	3/21/2019							12,484(2)	187,759
	7/9/2020							22,624(3)	340,265
	4/6/2018					1,342(4)	20,184
	3/21/2019					3,121(4)	46,940
	7/9/2020					52,790(4)	793,962
Price(5)

(1)
Options vest/vested as follows:

Grant Date	Vesting Schedule
3/25/2011	25% on each of 3/25/2012, 3/25/2013 3/25/2014 and 3/25/2015
3/23/2012	25% on each of 3/23/13, 3/23/14, 3/23/15 and 3/23/16
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21
11/13/2017	25% on each of 11/13/18, 11/13/19, 11/13/20 and 11/13/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
4/6/2018	25% on each of 4/6/19, 4/6/20, 4/6/21 and 4/6/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23

(2)
Target number of PRSUs that vest following conclusion of the three-year (fiscal 2019 – 2021) performance period, subject to satisfaction of performance criteria.

(3)
Target number of PRSUs that vest following conclusion of the July 9, 2020 – January 28, 2023 performance period, subject to satisfaction of performance criteria. See “Plan-Based Awards — Fiscal 2020 Performance-Based RSU Grant” and the “2020 Long-Term Incentive Plan” discussion in “Compensation Discussion & Analysis.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  75

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
(4)
RSUs vest/vested as follows:

Grant Date	Vesting Schedule
3/23/2018	50% on each of 3/23/20 and 3/23/21
3/23/2018	25% on each of 3/23/19, 3/23/20, 3/23/21 and 3/23/22
4/6/2018	25% each on 4/6/19, 4/6/20, 4/6/21 and 4/6/22
3/21/2019	25% on each of 3/21/20, 3/21/21, 3/21/22 and 3/21/23
7/9/2020	1/3 on 7/9/21 and 2/3 on 7/9/22
7/9/2020	25% on each of 7/9/21, 7/9/22, 7/9/23 and 7/9/24
11/23/2020	100% on 11/23/23
11/23/2020	25% on each of 11/23/21, 11/23/22, 11/23/23 and 11/23/24

(5)
Ms. Price held no stock options or stock awards at the end of fiscal 2020.

The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2020 upon the exercise of stock options and the vesting of restricted stock units.
2020 Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1,2) (#)	Value Realized on Vesting(3) ($)
Gennette	0	0	0	0
Mitchell	0	0	0	0
Garcia	0	0	0	0
Harper	0	0	17,699	87,649
Kirgan	0	0	0	0
Williams	0	0	7,720	64,420
Price	0	0	0	0

(1)
The number of shares includes RSUs that vested on March 21, 2020 for Mr. Harper and Ms. Williams, March 23, 2020 for Mr. Harper, and April 6, 2020 and November 20, 2020 for Ms. Williams.

(2)
No shares were earned under the fiscal 2018-2020 PRSU plan and therefore forfeited.

(3)
The value of the stock awards are calculated based on the closing price on the date the restrictions lapsed for RSUs and not as of the date the awards were granted.

POST RETIREMENT COMPENSATION
Retirement Plans
Our Retirement Program consists of defined benefit plans and a defined contribution plan.
Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2021, approximately 72,982 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established from time to time by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.
An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2020 Summary Compensation Table.
Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which accrued prior to adoption of the 401(k) Plan

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.
Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering certain Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through
December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).
The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes — a unit credit cost method, a PBO effective discount interest rate of 2.83% for the CAPP and 2.89% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2020 Pension Benefits
Name	Plan Name	Number of Years of Credit Service(1) (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Gennette	CAPP	30	551,679	0
	SERP	30	5,617,818	0
Mitchell	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Harper	CAPP	28	946,041	0
	SERP	28	5,039,030	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
Williams	CAPP	11	125,891	0
	SERP	11	722,422	0
Price	CAPP	0	0	0
	SERP	0	0	0

(1)
The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits.

CAPP. As of January 1, 2021, approximately 23,650 active employees, including certain Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:
•
an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;

•
pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and

•
interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.
Approximately 6,080 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  77

COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.
As of January 1, 2021, approximately 64 executives were eligible to receive benefits under the SERP. Approximately 9 of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.
We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

Nonqualified Deferred Compensation Plans
Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.
On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a new non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.
Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2020
2020 Nonqualified Deferred Compensation
Name	Plan Name	Executive Contributions in last FY(1) ($)	Registrant Contributions in last FY(2) ($)	Aggregate Earnings in last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Gennette	EDCP	0	0	-52	0	24,983
	DCP	0	12,499	28,650	0	213,353
Mitchell	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
Garcia	EDCP	0	0	0	0	0
	DCP	57,000	23,156	48,493	0	139,160
Harper	EDCP	0	0	0	0	0
	DCP	55,796	38,604	111,145	0	561,900
Kirgan	EDCP	0	0	0	0	0
	DCP	23,975	16,929	269,407	0	702,584
Williams	EDCP	0	0	0	0	0
	DCP	34,769	25,578	59,460	0	237,880
Price	EDCP	0	0	0	0	0
	DCP	0	6,227	2	0	0

(1)
The amounts in this column associated with the DCP are reported as compensation for fiscal 2020 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2020 Summary Compensation Table.

(2)
The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2020 Summary Compensation Table under the “All Other Compensation” column for fiscal 2020. These amounts will be credited to the participants’ accounts in fiscal 2021.

(3)
The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2020 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

(4)
A portion of the compensation deferred by Mr. Gennette under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2020 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY”, “Registrant Contributions in last FY”, and “Aggregate Earnings in last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  79

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination Payments under Senior Executive Severance Plan
Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the SESP. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). Under the SESP, Mr. Gennette’s severance payment is equal to 36 months of base salary and non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. In the event of involuntary termination not for cause, severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period.

Termination Payments under Change-in-Control Plan
In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives.
Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:
•
a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:

•
his or her base pay (at the higher of the rate in effect at the change in control or at termination) and

•
the average annual incentive award (if any) received for the three full fiscal years preceding the change in control

•
a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)

•
release of any restrictions on restricted stock or restricted stock units, including performance-based awards

•
acceleration of any unvested stock options

•
a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)

•
payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and401(k) plans, and
•
a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all associates).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.
All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.
A “change in control” occurs in any of the following events:
•
a person becomes the beneficial owner of securities representing 30% or more of our combined voting power

•
individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after the effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board

•
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority

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of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or
•
shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:
•
a material diminution in the executive’s base compensation

•
a material diminution in the executive’s authority, duties or responsibilities

•
a material change in the geographic location at which the executive must perform services to the Company, or

•
any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.
The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated January 30, 2021, 2) the executive’s salary continues as it existed at January 30, 2021, 3) the CIC Plan applies and 4) the stock price for our common stock is $15.04 per share (the closing price for Macy’s stock on January 29, 2021, the last business day of fiscal 2020).

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  81

Payments and Benefits upon Termination as of the End of Fiscal 2020 ($)
Gennette	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	0	3,900,000	0	0	0	0
12 month health care coverage (lump sum)	0	13,821	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,600,000	0	0
3-Year Average Bonus (2x)	0	0	0	4,913,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,300,000	0	0
3-year Average Bonus (1x)	0	0	0	2,456,500	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	4,111,605	0	8,223,225	8,223,225	8,223,225
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	2,722,586	0	2,722,586	1,815,057	1,815,057
2020 – 2022 LTI Plan	0	8,223,225	0	8,223,225	1,856,857	1,856,857
Total of severance and accelerated benefits:	0	18,971,237	0	30,438,536	11,895,139	11,895,139
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	2,762,500	0	2,762,500	2,762,500	2,762,500
Vested CAPP benefit	477,156	477,156	477,156	477,156	477,156	477,156
Vested 401(k) Plan balance	1,116,502	1,116,502	1,116,502	1,116,502	1,116,502	1,116,502
Vested SERP benefit	6,192,983	6,192,983	6,192,983	6,192,983	6,192,983	6,192,983
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	257,203	257,203	257,203	257,203	257,203	257,203
Total of previously vested equity and benefits:	8,043,844	10,806,344	8,043,844	10,806,344	10,806,344	10,806,344
Full “Walk-Away” Value:	8,043,844	29,777,581	8,043,844	41,244,880	22,701,483	22,701,483

82  investors.macysinc.com

Mitchell	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,600,000	0	0	0	0
12 month health care coverage (lump sum)	0	10,725	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,600,000	0	0
Target Bonus (2x)	0	0	0	1,600,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	800,000	0	0
Target Bonus (1x)	0	0	0	800,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	89,428	0	1,802,514	1,802,514	1,802,514
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	0	0	0	0	0
2020 – 2022 LTI Plan	0	93,955	0	153,318	34,620	34,620
Total of severance and accelerated benefits:	0	1,794,108	0	6,755,832	1,837,134	1,837,134
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	250,000	0	250,000	250,000	250,000
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	1,960	1,960	1,960	1,960	1,960	1,960
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	1,960	251,960	1,960	251,960	251,960	251,960
Full “Walk-Away” Value:	1,960	2,046,068	1,960	7,007,792	2,089,094	2,089,094

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  83

Garcia	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,000	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
3-Year Average Bonus (2x)	0	0	0	1,250,483	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
3-Year Average Bonus (1x)	0	0	0	625,242	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	476,377	0	1,905,508	1,905,508	1,905,508
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	450,628	0	450,628	300,419	300,419
2020 – 2022 LTI Plan	0	500,516	0	816,642	184,403	184,403
Total of severance and accelerated benefits:	0	2,939,521	0	7,298,503	2,390,330	2,390,330
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	703,125	0	703,125	703,125	703,125
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	175,579	175,579	175,579	175,579	175,579	175,579
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	255,796	255,796	255,796	255,796	255,796	255,796
Total of previously vested equity and benefits:	431,375	1,134,500	431,375	1,134,500	1,134,500	1,134,500
Full “Walk-Away” Value:	431,375	4,074,021	431,375	8,433,003	3,524,830	3,524,830

84  investors.macysinc.com

Harper	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	9,800	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3-Year Average Bonus (2x)	0	0	0	1,472,600	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3-Year Average Bonus (1x)	0	0	0	736,300	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	3,214,710	0	3,214,710	3,214,710	3,214,710
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	375,519	0	375,519	250,346	250,346
2020 – 2022 LTI Plan	0	750,782	0	1,224,963	276,605	276,605
Total of severance and accelerated benefits:	0	6,050,811	0	9,574,091	3,741,661	3,741,661
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	1,062,500	0	1,062,500	1,062,500	1,062,500
Vested CAPP benefit	912,567	912,567	912,567	912,567	912,567	912,567
Vested 401(k) Plan balance	1,265,345	1,265,345	1,265,345	1,265,345	1,265,345	1,265,345
Vested SERP benefit	5,036,541	5,036,541	5,036,541	5,036,541	5,036,541	5,036,541
Post-retirement medical/life benefits	609,038	609,038	609,038	609,038	609,038	609,038
Deferred compensation balance previously vested	765,077	765,077	765,077	765,077	765,077	765,077
Total of previously vested equity and benefits:	8,588,568	9,651,068	8,588,568	9,651,068	9,651,068	9,651,068
Full “Walk-Away” Value:	8,588,568	15,701,879	8,588,568	19,225,159	13,392,729	13,392,729

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  85

Kirgan	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,700,000	0	0	0	0
12 month health care coverage (lump sum)	0	13,821	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,700,000	0	0
3-Year Average Bonus (2x)	0	0	0	1,490,067	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	850,000	0	0
3-Year Average Bonus (1x)	0	0	0	745,033	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	2,037,830	0	6,828,100	6,828,100	6,828,100
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	450,628	0	450,628	300,419	300,419
2020 – 2022 LTI Plan	0	750,782	0	1,224,963	276,605	276,605
Total of severance and accelerated benefits:	0	4,953,061	0	13,288,791	7,405,124	7,405,124
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	1,062,500	0	1,062,500	1,062,500	1,062,500
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	93,275	93,275	93,275	93,275	93,275	93,275
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	1,045,264	1,045,264	1,045,264	1,045,264	1,045,264	1,045,264
Total of previously vested equity and benefits:	1,138,539	2,201,039	1,138,539	2,201,039	2,201,039	2,201,039
Full “Walk-Away” Value:	1,138,539	7,154,100	1,138,539	15,489,830	9,606,163	9,606,163

86  investors.macysinc.com

Williams	Voluntary	Involuntary Without Cause	Involuntary With Cause	After Change in Control	Death	Disability
Severance and accelerated benefits
ESP Cash Severance Benefit*:
Salary (2x)	0	1,150,000	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,150,000	0	0
3-Year Average Bonus (2x)	0	0	0	748,433	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	575,000	0	0
3-Year Average Bonus (1x)	0	0	0	374,217	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	861,085	861,085	861,085
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0	0	0	187,759	125,173	125,173
2020 – 2022 LTI Plan	0	0	0	340,265	76,834	76,834
Total of severance and accelerated benefits:	0	1,150,000	0	4,236,759	1,063,092	1,063,092
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2020 annual incentive)	0	431,250	0	431,250	431,250	431,250
Vested CAPP benefit	96,371	96,371	96,371	96,371	96,371	96,371
Vested 401(k) Plan balance	686,647	686,647	686,647	686,647	686,647	686,647
Vested SERP benefit	760,700	760,700	760,700	760,700	760,700	760,700
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	352,433	352,433	352,433	352,433	352,433	352,433
Total of previously vested equity and benefits:	1,896,151	2,327,401	1,896,151	2,327,401	2,327,401	2,327,401
Full “Walk-Away” Value:	1,896,151	3,477,424	1,896,151	6,564,160	3,390,493	3,390,493

*
Under the ESP, Ms. Williams is entitled to receive a lump sum severance payment equal to 24 months base salary upon an involuntary termination of her employment by the Company for reasons other than for cause (as defined in the ESP). Effective April 1, 2018, the ESP was frozen and no additional participants are eligible for coverage.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  87

Price	Voluntary
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0
12 month health care coverage (lump sum)	0
Cash severance benefit:
Salary (2x)	0
Target Bonus (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
Target Bonus (1x)	0
Equity based incentive awards
Vesting of unvested stock options	0
Vesting of Time Based RSUs	0
Vesting of Performance Based RSUs:
2019 – 2021 LTI Plan	0
2020 – 2022 LTI Plan	0
Total of severance and accelerated benefits:	0
Previous vested equity and benefits
Previously vested stock options	0
Non-equity based incentive award (2020 annual incentive)	0
Vested CAPP benefit	0
Vested 401(k) Plan balance	0
Vested SERP benefit	0
Post-retirement medical/life benefits	0
Deferred compensation balance previously vested	1,431
Total of previously vested equity and benefits:	1,431
Full “Walk-Away” Value:	1,431

CEO PAY RATIO
Our CEO had annual total earned compensation for fiscal 2020 of  $11,083,293. The median annual total compensation of all our employees other than our CEO for fiscal 2020 was $20,085. Based on this information, we estimate that the ratio of our CEO’s annual total earned compensation to that of our median employee for fiscal 2020 was 552 to 1.
We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2020 Summary Compensation Table. The median employee was a part-time store employee that was furloughed for approximately two months.
We identified the median employee using 2020 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on January 30, 2021, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active, but did not make full-time equivalent adjustments.
In response to the COVID-19 pandemic we temporarily closed all of our stores in March and placed the majority of our workforce on furlough from April 1 to June 1, 2020. In alignment with the colleague experience in 2020, while calculating annualized compensation of employees who started after the furlough, we used a reduction factor based on the percentage of positions and average number of days furloughed.
In identifying the median employee, we excluded all employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rule which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (86), India (42), Italy (6) and Taiwan (48). As of January 30, 2021, we had 101,640 employees, comprised of 101,458 U.S. employees and 182 non-U.S. employees.

88  investors.macysinc.com

Of our 101,458 U.S. employees 46,536, or 45.9%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.
SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  89

OUR COLLEAGUE COMPENSATION PHILOSOPHY

Macy’s colleague compensation philosophy and practices are integral to our objective of being an employer of choice in every location in which we do business, with competitive pay and benefits in a caring and service-oriented work environment. Our compensation framework is scaled to position and structure of job, scope of responsibilities and skills/background required, experience and performance, with incentive opportunities that allow all colleagues to share in the success of the Company.
Pay-for-Performance. We seek to align pay and performance. Because our senior executives can directly influence our overall performance, a majority of their annual targeted total direct compensation is variable at-risk pay tied to financial performance, corporate objectives and both absolute and relative stock price performance in the form of annual cash and long-term equity award opportunities.
Pay for performance extends beyond senior executives to align a broad group of our colleagues with the interests of shareholders. For example:
•
Approximately 6,300 colleagues participated in the annual cash incentive plan. The plan design may change year over year depending on the business strategies. In 2020, we have used the same design for all colleagues in order to focus all participants on the most important priorities of the Company. In the past, the design has also included a portion based on individual results.

•
In 2020, we continued the Path to Growth quarterly incentive program for colleagues in our stores, supply chain and customer support networks who do not participate in the annual incentive program. We re-designed this program for Fall 2020 to account for the environment created by the COVID-19 pandemic. The redesigned program utilized a balanced mix of performance related to customer service, credit and loyalty, as well as sales metrics. Path to Growth bonus payouts totaled approximately $21 million for fiscal 2020 and more than 94% of the locations achieved performance levels that resulted in payments to our colleagues in Fall season.

•
In addition, in 2020 we also provided premium pay and implemented a COVID-19 specific emergency pay policy, appreciation bonuses and thank-you bonuses to frontline hourly colleagues.

•
Senior directors and above are eligible for grants of equity in our annual core equity program

•
In 2020 we provided approximately 750 grants to colleagues to align their pay with senior executives and our shareholders

•
Sales associates in certain merchandise areas are eligible for commission or special bonuses for performance

Total Rewards. Macy’s offers comprehensive benefits and an awards strategy that recognizes performance and talent development. Eligible colleagues have varied medical plan options to meet individual needs. Our commitment to colleagues’ well-being expanded during the pandemic in 2020, as we covered 100% of insurance premiums for colleagues while on furlough, including coverage for dependents. Macy’s provides paid time-off, parental leave and holiday pay as well as a company 401(k) plan and match, dependent care flexible spending account, colleague merchandise discount and tuition reimbursement for eligible colleagues.
We believe that pay equity is fundamental to our culture and diversity and inclusion strategy. Compensation is based on job position, responsibilities, experience and performance with incentive opportunities that allow all colleagues to share in the Company’s success.
In 2021, we expect to achieve greater than 99% pay equity across gender and race. In terms of both base pay and total compensation, we expect to pay female colleagues at greater than 99% of what we pay male colleagues, and we expect that minorities will be paid at greater than 99% of what we pay non-minorities in the U.S.
We inform our compensation approach through market surveys and pay ranges to ensure pay is competitive and fair and have a robust process to assess internal pay levels for consistency and fairness. Our incentive programs reward colleagues across all levels and functions for achievements in driving business results and upholding our shared culture and values, including annual cash incentives for corporate colleagues based on performance, Path to Growth quarterly incentive program for frontline colleagues, spot bonuses and commissions for store colleagues, and annual equity grants to eligible senior management.
Work and Career Opportunities. Macy’s believes compensation is an important part, but not the only element, of job satisfaction. Macy’s offers a wide variety of retail employment opportunities to build a career or to earn extra money. We offer merchandise discounts and flexible, predictable schedules for part-time store colleagues, internships for college students and full-time employment in retail business for graduates through our Executive Development Program. We offer exciting career opportunities in digital, creative, marketing, technology, store operations, accounting/finance, human resources, legal, communications/media and real estate at our major corporate work centers in Atlanta, Cincinnati and New York, as well as employment opportunities at our stores, distribution centers and call centers across the United States.

90  investors.macysinc.com

STOCK OWNERSHIP

CERTAIN BENEFICIAL OWNERS
The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of
March 25, 2021 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class*
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	January 26, 2021	45,720,068	14.67%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	February 10, 2021	31,553,752	10.12%
Yacktman Asset Management LP(3) 6300 Bridgepoint Parkway Building One, Suite 500 Austin, TX 78730	February 12, 2021	25,153,751	8.07%

*
Based on 311,716,380 shares of Macy’s common stock outstanding as of March 25,2021.

(1)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (Blackrock) on January 26, 2021. The Schedule 13G/A reports that, as of December 31, 2020, BlackRock had sole voting power over 45,177,253 shares and sole dispositive power over 45,720,068 shares of Macy’s common stock.

(2)
Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on February 10,2021. The Schedule 13G/A reports that, as of December 31, 2020, Vanguard had shared voting power over 315,607 shares, sole dispositive power over 30,992,808 shares and shared dispositive power over 560,944 shares of Macy’s common stock.

(3)
Based on a Schedule 13G/A filed with the SEC by Yacktman Asset Management LP (Yacktman) on February 12, 2021. The Schedule 13G/A reports that, as of December 31, 2020, Yacktman had sole voting power and sole dispositive power over 25,153,751 shares of Macy’s common stock.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 25, 2021 by each director who is not an employee of Macy’s, by each executive named in the 2020 Summary Compensation Table, and by our directors and executive officers as a group. The business address of each of the individuals named in the table is 151 West 34th Street, New York, New York 10001.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  91

STOCK OWNERSHIP
	Number of Shares
Name	(1)	(2)	Percent of Class(3)
David P. Abney	0	0	*
Francis S. Blake	10,000	0	*
Torrence N. Boone	0	0	*
John A. Bryant	9,825	0	*
Deirdre P. Connelly	10,842	0	*
Leslie D. Hale	0	0	*
William H. Lenehan	11,214	0	*
Sara Levinson	0	0	*
Joyce M. Roché	4,647	0	*
Paul C. Varga	40,479	0	*
Marna C. Whittington	44,834	0	*
Jeff Gennette	1,406,049	1,233,044	*
Adrian V. Mitchell	0	0	*
Elisa D. Garcia	279,447	252,848	*
John T. Harper	193,416	148,350	*
Danielle L. Kirgan	199,377	199,377	*
Felicia Williams	99,285	93,276	*
Paula A. Price	0	0	*
All Directors and Executive officers as a group (19 individuals)	2,312,122	1,926,895	*

*
Less than 1%.

(1)
Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 25, 2021 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan or the 2009 Omnibus Plan.

(2)
Number of shares of Macy’s common stock which may be acquired within 60 days after March 25, 2021 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan and the 2009 Omnibus Plan.

(3)
Based on 311,716,380 shares of Macy’s common stock outstanding as of March 25, 2021.

The foregoing table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table presents certain aggregate information, as of January 30, 2021, with respect to the 2018 Equity Plan and the 2009 Omnibus Plan (included on the line captioned “Equity compensation plans approved by security holders”).

92  investors.macysinc.com

STOCK OWNERSHIP
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrant and rights (thousands) (a)	Weighted average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (thousands) (c)
Equity compensation plans approved by security holders	26,605(1,2)	40.69(3)	7,741(4)
Equity compensation plans not approved by security holders	207(5)	0	0
Total	26,812	40.69	7,741

(1)
Amount represents 1,533 shares of common stock subject to outstanding stock options and 9,384 shares of common stock subject to outstanding RSUs and PRSUs (collectively, restricted stock units) under the 2018 Equity and Incentive Compensation Plan, as well as 14,812 shares of common stock subject to outstanding stock options and 877 shares common stock subject to outstanding RSUs under the 2009 Omnibus Incentive Compensation Plan. The 2018-2020 PRSUs are reflected as outstanding in the above numbers, but ultimately forfeited upon certification by the CMD Commitee in March 2021 of no payout based on performance results (508 shares).

(2)
At January 30, 2021 the 16,345 outstanding option rights had a weighted-average expected term of 5.5 years.

(3)
The weighted average does not take into account shares relating to restricted stock units. The weighted average also does not take into account shares relating to common stock units held by the directors under the Director Deferred Compensation Plan.

(4)
Amount represents 7,741 shares of common stock remaining available for future awards.

(5)
Amount represents 207 common stock units to be settled in stock that are held by directors under our Director Deferred Compensation Plan. Additional information about our Director Deferred Compensation Plan is set forth under "Fiscal 2020 Director Compensation Program".

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  93

POLICY ON RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds $120,000 and 3) any director, director nominee, executive officer or 5% or greater shareholder (or any immediate family member of the foregoing persons) has a direct or indirect material interest (Related Person Transaction). This policy is available on our website at www.macysinc.com/investors/
corporate-governance/governance-documents.
The policy includes a list of categories of transactions identified by the Board as having no significant potential for actual or apparent conflict of interest or improper benefit that are not subject to review by the NCG Committee, such as ordinary course transactions with other entities and charitable contributions not exceeding certain dollar thresholds.
Pursuant to the policy, executive officers, directors, director nominees, and 5% shareholders are required to notify the Company’s general counsel or his/her designee as soon as reasonably practicable about any plan or proposal to engage in or continue any transaction that could be a Related Person Transaction, whether or not the individual believes that his or her interest in the transaction is material. In addition, directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors — Director
Independence.” Our general counsel reviews any identified transactions. If determined that the director or executive officer has a direct or indirect material interest in a transaction, our general counsel brings the matter to the attention of the NCG Committee for further review. In determining whether to approve a Related Person Transaction, the NCG Committee will consider, among other things, (i) whether the terms of the Related Person Transaction are fair to the Company and are comparable to the terms that would exist in a similar transaction with an unaffiliated third party, (ii) whether there are business reasons for the Company to enter into the Related Person Transaction, (iii) whether the Related Person Transaction would impair the independence of a non-employee director, (iv) whether the Related Person Transaction would present an improper conflict of interest for any director or executive officer, and (v) whether the Related Person Transaction is material. Based on records available to us, there were no Related Person Transactions in fiscal 2020.
Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the chair of the NCG Committee.

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ANNUAL MEETING AND VOTING INFORMATION

VIRTUAL ANNUAL MEETING
Why the Annual Meeting is Being Webcast. The Annual Meeting is being held on a virtual-only basis to enable participation by a broader number of shareholders, particularly in light of the COVID-19 pandemic. We also believe that hosting a virtual meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate more effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
How to Access the Audio Webcast. The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on Friday, May 21, 2021. Online access to the audio webcast will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system.
To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/M2021. You will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. If you do not have a control number, please contact your bank, broker or other nominee as soon as possible so you can be provided with a control number and gain access to the Annual Meeting.
Submitting questions prior to and during the Annual Meeting. Questions may be submitted prior to the Annual
Meeting at www.proxyvote.com or you may submit questions in real time during the Annual Meeting on www.virtualshareholdermeeting.com/M2021. Whether asking a question before or during the meeting, you will need your 16-digit control number shown on the Notice of Internet Availability of Proxy Materials or proxy card or voting instruction card you received in the mail. As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all appropriate questions submitted before or during the Annual Meeting in accordance with the Annual Meeting’s Rules of Conduct. Answers to any such questions that are not addressed during the meeting will be communicated directly to the submitting shareholder or published following the meeting on the Company’s investor relations website at www.macysinc.com/investors. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once. To promote fairness and efficient use of Company resources, we will respond to up to two questions from a single shareholder. The Annual Meeting’s Rules of Conduct will be posted on www.virtualshareholdermeeting.com/M2021 prior to the Annual Meeting.
If You Have Technical or Other “IT” Problems. We have provided a toll-free technical support “help line” that can be accessed by any shareholder who is having challenges logging into or participating in the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support line number that will be posted on the Virtual Shareholder Meeting login page.

RECORD DATE
The record date for the Annual Meeting is March 25, 2021. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the notice of meeting. As of the record date, 311,716,380 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

CONFIDENTIAL SHAREHOLDER VOTING POLICY
Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:
•
if required by law;

•
to persons engaged in receiving, counting, tabulating or solicitating proxies who have agreed to maintain shareholder confidentiality as provided in the policy;

•
in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;

•
in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;

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ANNUAL MEETING AND VOTING INFORMATION
•
in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and

•
if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

The policy will apply to the Annual Meeting.

QUORUM
Under our By-Laws, a majority of the shares of common stock issued and outstanding and entitled to vote must be present in person (including, in the case of the virtual meeting, virtually) or by proxy to transact business at the Annual Meeting. Abstentions and shares represented by
“broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the Annual Meeting to a subsequent date, until a quorum is present.

VOTE REQUIRED FOR EACH PROPOSAL AND BOARD RECOMMENDATION
Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendations
Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR each nominee
Ratification of the appointment of KPMG LLP	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✔ FOR
Advisory vote to approve named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR
Approval of the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan	Majority of votes cast	Abstentions are counted as votes cast and therefore will have the effect of a vote against the proposal; broker non-votes are not counted as votes cast and therefore have no effect	✔ FOR
All shares of our common stock represented at the Annual Meeting by proxies properly submitted prior to or at the Annual Meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTION
Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, must tender his or her resignation for consideration by the NCG Committee. The NCG Committee will promptly consider the resignation and recommend to the Board the action to be taken. The Board will publicly disclose its decision within 90 days after certification of the election results. Any director who tenders his or her resignation pursuant to this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

BROKER NON-VOTES
“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the Annual Meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

METHODS OF VOTING YOUR PROXY
Registered Shareholders. You may vote during the virtual Annual Meeting at www.virtualshareholdermeeting.com/M2021 or prior to the Annual Meeting by proxy. Voting electronically online during the Annual Meeting will replace any prior votes. We recommend that you vote by proxy even if

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ANNUAL MEETING AND VOTING INFORMATION
you plan to attend the virtual Annual Meeting. You have several options for voting prior to or during the Annual Meeting:

Over the Internet during the Annual Meeting at www.virtualshare holdermeeting.com/ M2021 by telephone 24/7 at 1 (800) 690-6903

over the Internet 24/7 at www.proxyvote.com

by mailing your completed proxy to: Macy’s, Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

by scanning the QR code with your mobile device

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 20, 2021. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.
Directing the voting of your shares will not affect your right to vote online during the Annual Meeting if you decide to attend the Annual Meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2) but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1, 3 and 4 ). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the Annual Meeting.
Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 18, 2021.
The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions and 2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares electronically at the Annual Meeting. If you are a participant in our 401(k) Retirement Investment Plan, you may attend and participate in the Annual Meeting, but you will not be able to vote the shares held in this plan electronically during the Annual Meeting. You must vote in advance of the Annual Meeting online, by phone, or by mail.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  97

ANNUAL MEETING AND VOTING INFORMATION
REVOKING YOUR PROXY
If you are a registered shareholder, you may revoke your proxy at any time by:
•
submitting evidence of your revocation to Macy’s Corporate Secretary;

•
voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 20, 2021;

•
signing another proxy card bearing a later date and mailing it so it is received prior to 11:59 p.m., Eastern Time, on May 20, 2021; or

•
logging onto and voting during the virtual Annual Meeting, which will replace any prior votes.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the Annual Meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 18, 2021.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT
You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, and save the Company the cost of producing and mailing these documents, by:
•
following the instructions provided on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials; or

•
going to www.proxyvote.com and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the proxy solicitation materials are available at www.proxyvote.com.

SHAREHOLDERS SHARING THE SAME ADDRESS
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report on Form 10-K for the fiscal year ended January 30, 2021 to shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. We will deliver promptly, upon written or oral request, a separate copy of our Annual Report on Form 10-K for the fiscal year ended January 30, 2021, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call toll free at (866) 540-7095. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent for future meetings or you are a shareholder eligible for householding and would like to participate in householding for future meetings, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

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SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

PROPOSALS FOR THE 2022 ANNUAL MEETING
Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials for the 2022 Annual Meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 7, 2021.
Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Secretary of Macy’s not less than 60 calendar days prior to the meeting. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 calendar days prior to the meeting date, notice must be delivered to the Secretary of Macy’s not later than the close of business on the 10th calendar day following announcement of the meeting date. The By-Laws further require that the notice set forth a description of the business to be brought before the meeting and the reasons for conducting such business at the meeting and certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed. The chairman of the meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.
Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2022 Annual Meeting must be submitted in compliance with the by-law provision no earlier than November 7, 2021 and no later than December 7, 2021. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

OTHER MATTERS

Our Board knows of no other business to be presented at the Annual Meeting other than as described in this proxy statement. If any business properly comes before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.
We will bear the cost of preparing, assembling and mailing the proxy materials. Our Annual Report on Form 10-K for the fiscal year ended January 30, 2021, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson, Inc., New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to us will not substantially exceed $10,000.

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD, PLEASE
RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE
IF MAILED IN THE UNITED STATES.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  99

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Appendix A
MACY’S, INC.
2021 EQUITY AND INCENTIVE COMPENSATION PLAN

1.
Purpose.   The purpose of this Plan is to permit award grants to non-employee Directors, officers and other employees of the Company and its Subsidiaries, and certain consultants to the Company and its Subsidiaries, and to provide to such persons incentives and rewards for service and/or performance.

2.
Definitions.   As used in this Plan:

(a)   “Appreciation Right” means a right granted pursuant to Section 5 of this Plan.
(b)   “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.
(c)   “Board” means the Board of Directors of the Company.
(d)   “Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.
(e)   “Change in Control” has the meaning set forth in Section 12 of this Plan.
(f)   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder, as such law and regulations may be amended from time to time.
(g)   “Committee” means the Compensation and Management Development Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan.
(h)   “Common Stock” means the common stock, par value $0.01 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.
(i)   “Company” means Macy’s, Inc., a Delaware corporation, and its successors.
(j)   “Date of Grant” means the date provided for by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee takes action with respect thereto).
(k)   “Director” means a member of the Board.
(l)   “Effective Date” means the date this Plan is approved by the Shareholders.
(m)   “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.
(o)   “Incentive Stock Option” means an Option Right that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
(p)   “Management Objectives” means the performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents or other awards pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business,

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2021 EQUITY AND INCENTIVE COMPENSATION PLAN
or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the goals or actual levels of achievement regarding the Management Objectives, in whole or in part, as the Committee deems appropriate and equitable. A non-exhaustive list of the potential Management Objectives that may be used for awards under this Plan includes the following (including ratios or other relationships between one or more, or a combination, of the following examples of Management Objectives): sales; comparable sales; sales per square foot; owned sales plus licensed sales or comparable owned sales plus licensed sales; pre-tax income; gross margin; operating or other expenses; earnings before interest and taxes (EBIT); earnings before interest, taxes, depreciation and amortization (EBITDA); EBITDA margin; net income; earnings per share (either basic or diluted); cash flow or net cash flow (as provided by or used in one or more of operating activities, investing activities and financing activities or any combination thereof); return on investment (determined with reference to one or more categories of income or cash flow and one or more categories of assets, capital or equity, including return on net assets, return on sales, return on equity and return on invested capital); stock price (appreciation, fair market value); operating income; revenue; total shareowner return; customer satisfaction; gross margin return on investment; gross margin return on inventory; inventory turn; market share; leverage ratio; coverage ratio; employee engagement; employee turnover; strategic business objectives; strategic plan implementation; and individual performance.
(q)   “Market Value per Share” means, as of any particular date, the closing price of a share of Common Stock as reported for that date on the New York Stock Exchange or, if the shares of Common Stock are not then listed on the New York Stock Exchange, on any other national securities exchange on which the shares of Common Stock are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the shares of Common Stock, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the applicable Evidence of Award and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.
(r)   “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.
(s)   “Option Price” means the purchase price payable on exercise of an Option Right.
(t)   “Option Right” means the right to purchase shares of Common Stock upon exercise of an award granted pursuant to Section 4 of this Plan.
(u)   “Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) a non-employee Director, (ii) an officer or other employee of the Company or any Subsidiary, including a person who has agreed to commence serving in such capacity within 90 days of the Date of Grant, or (iii) a person, including a consultant, who provides services to the Company or any Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”).
(v)   “Performance Period” means, in respect of a Cash Incentive Award, Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Cash Incentive Award, Performance Share or Performance Unit are to be achieved.
(w)   “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.
(x)   “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.
(y)   “Plan” means this Macy’s, Inc. 2021 Equity and Incentive Compensation Plan, as may be amended or amended and restated from time to time.
(z)   “Predecessor Plans” means the Macy’s, Inc. 2009 Omnibus Incentive Compensation Plan and the Macy’s, Inc. 2018 Equity and Incentive Compensation Plan, in each case including as amended or amended and restated from time to time.
(aa)   “Restricted Stock” means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfer has expired.
(bb)   “Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive shares of Common Stock, cash or a combination thereof at the end of the applicable Restriction Period.

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(cc)   “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.
(dd)   “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for with respect to the Appreciation Right.
(ee)   “Shareholder” means an individual or entity that owns one or more shares of Common Stock.
(ff)   “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, unincorporated association or other similar entity), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Company at the time owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.
(gg)   “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company or members of the board of directors or similar body in the case of another entity.
3.   Shares Available Under this Plan and Limitations.
(a)   Maximum Shares Available Under this Plan.
(i)
Subject to adjustment as provided in Section 11 of this Plan and the share counting rules set forth in Section 3(b) of this Plan, the number of shares of Common Stock available under this Plan for awards of (A) Option Rights or Appreciation Rights, (B) Restricted Stock, (C) Restricted Stock Units, (D) Performance Shares or Performance Units, (E) awards contemplated by Section 9 of this Plan, or (F) dividend equivalents paid with respect to awards made under this Plan will not exceed in the aggregate (x) 25,800,000 shares of Common Stock minus (y) as of the Effective Date, one share of Common Stock for every one share of Common Stock subject to an award of stock options or stock appreciation rights granted under the Predecessor Plans after January 30, 2021 and before the Effective Date, and minus (z) as of the Effective Date, 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of stock options or stock appreciation rights granted under the Predecessor Plans after January 30, 2021 and before the Effective Date. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)
Subject to the share counting rules set forth in Section 3(b) of this Plan, the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan will be reduced by (A) one share of Common Stock for every one share of Common Stock subject to an award of Option Rights or Appreciation Rights granted under this Plan, and (B) 1.75 shares of Common Stock for every one share of Common Stock subject to an award other than of Option Rights or Appreciation Rights granted under this Plan.

(b)   Share Counting Rules.
(i)
Except as provided in Section 22 of this Plan, if any award granted under this Plan (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, again be available under Section 3(a)(i) above (at a rate of one share of Common Stock for every one share of Common Stock subject to awards of Option Rights or Appreciation Rights and 1.75 shares of Common Stock for every one share of Common Stock subject to awards other than of Option Rights or Appreciation Rights).

(ii)
If, after January 30, 2021, any shares of Common Stock subject to an award granted under the Predecessor Plans are forfeited, or an award granted under the Predecessor Plans (in whole or in part) is cancelled or forfeited, expires, is settled for cash, or is unearned, the shares of Common Stock subject to such award will, to the extent of such cancellation, forfeiture, expiration, cash settlement, or unearned amount, be available for awards under this Plan (at a rate of one share of Common Stock for every one share of Common Stock

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subject to awards of option rights or appreciation rights and 1.75 shares of Common Stock for every one share of Common Stock subject to awards other than of option rights or appreciation rights).
(iii)
Notwithstanding anything to the contrary contained in this Plan: (A) shares of Common Stock withheld by the Company, tendered or otherwise used in payment of the Option Price of an Option Right will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (B) shares of Common Stock withheld by the Company, tendered or otherwise used to satisfy tax withholding will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; (C) shares of Common Stock subject to a stock-settled Appreciation Right that are not actually issued in connection with the settlement of such Appreciation Right on the exercise thereof will not be added back to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan; and (D) shares of Common Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights will not be added (or added back, as applicable) to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan.

(iv)
If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for shares of Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate limit under Section 3(a)(i) of this Plan.

(c)   Limit on Incentive Stock Options.   Notwithstanding anything to the contrary contained in this Plan, and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 25,800,000 shares of Common Stock.
(d)   Non-Employee Director Compensation Limit.   Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Plan, in no event will any non-employee Director in any calendar year be granted compensation for such service having an aggregate maximum value (measured at the Date of Grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of  $600,000.
(e)   Minimum Vesting Requirement.   Notwithstanding any other provision of this Plan (outside of this Section 3(e)) to the contrary, awards granted under this Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the applicable Date of Grant; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) awards granted in connection with awards that are assumed, converted or substituted pursuant to Section 22(a) of this Plan; (ii) shares of Common Stock delivered in lieu of fully vested cash obligations; (iii) awards to non-employee Directors that vest on the earlier of the one-year anniversary of the applicable Date of Grant and the next annual meeting of Shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting of Shareholders; and (iv) additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a)(i) (subject to adjustment under Section 11). Nothing in this Section 3(e) or otherwise in this Plan, however, shall preclude the Committee, in is sole discretion, from (x) providing for continued vesting or accelerated vesting for any award under this Plan upon certain events, including in connection with or following a Participant’s death, disability, or termination of service or a Change in Control, or (y) exercising its authority under Section 18(c) at any time following the grant of an award.
4.
Option Rights.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)   Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.
(b)   Each grant will specify an Option Price per share of Common Stock, which Option Price (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.
(c)   Each grant will specify whether the Option Price will be payable (i) in cash, by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, by the withholding of shares of Common

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Stock otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the shares of Common Stock so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.
(d)   To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares of Common Stock to which such exercise relates.
(e)   Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, that is necessary before any Option Rights or installments thereof will vest. Option Rights may provide for continued vesting or the earlier vesting of such Option Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(f)   Any grant of Option Rights may specify Management Objectives regarding the vesting of such rights.
(g)   Option Rights granted under this Plan may be (i) options, including Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of  “employees” under Section 3401(c) of the Code.
(h)   No Option Right will be exercisable more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Option Right upon such terms and conditions as established by the Committee.
(i)   Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.
(j)   Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
5.
Appreciation Rights.

(a)   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to any Participant of Appreciation Rights. An Appreciation Right will be the right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.
(b)   Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:
(i)
Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, shares of Common Stock or any combination thereof.

(ii)
Each grant will specify the period or periods of continuous service by the Participant with the Company or any Subsidiary, if any, that is necessary before the Appreciation Rights or installments thereof will vest. Appreciation Rights may provide for continued vesting or the earlier vesting of such Appreciation Rights, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

(iii)
Any grant of Appreciation Rights may specify Management Objectives regarding the vesting of such Appreciation Rights.

(iv)
Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(v)
Each grant of Appreciation Rights will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

(c)   Also, regarding Appreciation Rights:
(i)
Each grant will specify in respect of each Appreciation Right a Base Price, which (except with respect to awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant; and

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(ii)
No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant. The Committee may provide in any Evidence of Award for the automatic exercise of an Appreciation Right upon such terms and conditions as established by the Committee.

6.
Restricted Stock.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)   Each such grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights (subject in particular to Section 6(g) of this Plan), but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.
(b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)   Each such grant or sale will provide that the Restricted Stock covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant or until achievement of Management Objectives referred to in Section 6(e) of this Plan.
(d)   Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant (which restrictions may include rights of repurchase or first refusal of the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture while held by any transferee).
(e)   Any grant of Restricted Stock may specify Management Objectives regarding the vesting of such Restricted Stock.
(f)   Notwithstanding anything to the contrary contained in this Plan, Restricted Stock may provide for continued vesting or the earlier vesting of such Restricted Stock, including, without limitation, in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(g)   Any such grant or sale of Restricted Stock will require that any and all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and/or reinvested in additional Restricted Stock, which will be subject to the same restrictions as the underlying award. For the avoidance of doubt, any such dividends or other distributions on Restricted Stock will be deferred until, and paid contingent upon, the vesting of such Restricted Stock.
(h)   Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Stock.
7.
Restricted Stock Units.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)   Each such grant or sale will constitute the agreement by the Company to deliver shares of Common Stock or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include achievement regarding Management Objectives) during the Restriction Period as the Committee may specify.
(b)   Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share on the Date of Grant.
(c)   Notwithstanding anything to the contrary contained in this Plan, Restricted Stock Units may provide for continued vesting or the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.

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(d)   During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the shares of Common Stock deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on shares of Common Stock underlying Restricted Stock Units will be deferred until, and paid contingent upon, the vesting of such Restricted Stock Units.
(e)   Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in shares of Common Stock or cash, or a combination thereof.
(f)   Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
8.
Cash Incentive Awards, Performance Shares and Performance Units.   The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)   Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to a Cash Incentive Award, to which it pertains, which number or amount may be subject to adjustment to reflect changes in compensation or other factors.
(b)   The Performance Period with respect to each Cash Incentive Award or grant of Performance Shares or Performance Units will be such period of time as will be determined by the Committee, which may be subject to continued vesting or earlier lapse or other modification, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
(c)   Each grant of a Cash Incentive Award, Performance Shares or Performance Units will specify Management Objectives regarding the earning of the award.
(d)   Each grant will specify the time and manner of payment of a Cash Incentive Award, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock, in Restricted Stock or Restricted Stock Units or in any combination thereof.
(e)   The Committee may, on the Date of Grant of Performance Shares or Performance Units, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock, which dividend equivalents shall be subject to deferral and payment on a contingent basis based on the Participant’s earning and vesting of the Performance Shares or Performance Units, as applicable, with respect to which such dividend equivalents are paid.
(f)   Each grant of a Cash Incentive Award, Performance Shares or Performance Units will be evidenced by an Evidence of Award. Each Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.
9.
Other Awards.

(a)   Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may authorize the grant to any Participant of shares of Common Stock or such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right

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granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, shares of Common Stock, other awards, notes or other property, as the Committee determines.
(b)   Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.
(c)   The Committee may authorize the grant of shares of Common Stock as a bonus, or may authorize the grant of other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.
(d)   The Committee may, at or after the Date of Grant, authorize the payment of dividends or dividend equivalents on awards granted under this Section 9 on a deferred and contingent basis, either in cash or in additional shares of Common Stock; provided, however, that dividend equivalents or other distributions on shares of Common Stock underlying awards granted under this Section 9 will be deferred until, and paid contingent upon, the earning and vesting of such awards.
(e)   Each grant of an award under this Section 9 will be evidenced by an Evidence of Award. Each such Evidence of Award will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve, and will specify the time and terms of delivery of the applicable award.
(f)   Notwithstanding anything to the contrary contained in this Plan, awards under this Section 9 may provide for the earning or vesting of, or earlier elimination of restrictions applicable to, such award, including in the event of the retirement, death, disability or termination of employment or service of a Participant or in the event of a Change in Control.
10.
Administration of this Plan.

(a)   This Plan will be administered by the Committee; provided, however, that, at the discretion of the Board, this Plan may be administered by the Board, including with respect to the administration of any responsibilities and duties held by the Committee hereunder. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.
(b)   The interpretation and construction by the Committee of any provision of this Plan or of any Evidence of Award (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.
(c)   To the extent permitted by law, the Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; and (ii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer (for purposes of Section 16 of the Exchange Act), Director, or more than 10% “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.
11.
Adjustments.   The Committee shall make or provide for such adjustments in the number of and kind of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of and kind of shares

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of Common Stock covered by other awards granted pursuant to Section 9 of this Plan, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, respectively, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any extraordinary cash dividend, stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price, respectively, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the number of shares of Common Stock specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) of this Plan will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.
12.
Change in Control.   For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Evidence of Award made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Voting Stock”); provided, however, that for purposes of this Section 12(a), the following acquisitions will not constitute a Change of Control:
(i)
any acquisition of Voting Stock directly from the Company that is approved by a majority of the Incumbent Board (as defined in Section 12(b) below);

(ii)
any acquisition of Voting Stock by any entity in which the Company, directly or indirectly, beneficially owns 50% or more ownership or other equity interest (a “CIC Subsidiary”);

(iii)
any acquisition of Voting Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any CIC Subsidiary; or

(iv)
any acquisition of Voting Stock by any Person pursuant to a transaction that complies with clauses (i), (ii) and (iii) of Section 12(c) below;

provided further, that:
(X) if any Person is or becomes the beneficial owner of 30% or more of the Voting Stock as a result of a transaction described in clause (i) of this Section 12(a), and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock, and after obtaining such additional beneficial ownership beneficially owns 30% or more of the Voting Stock, other than in an acquisition of Voting Stock directly from the Company that is approved by a majority of the Incumbent Board or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition will be treated as a Change in Control; and
(Y) a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 30% or more of the Voting Stock as a result of a reduction in the number of shares of Voting Stock outstanding pursuant to a transaction or series of transactions approved by a majority of the Incumbent Board unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock, and after obtaining such additional beneficial ownership beneficially owns 30% or more of the Voting Stock, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; or

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(b)   Individuals who, on the Effective Date, constitute the Board of Directors of the Company (as modified by this Section 12(b), the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board on the Effective Date, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(c)   The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), unless, in each case, immediately following such Business Combination:
(i)
all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Voting Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock;

(ii)
no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Company or any CIC Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination; and

(iii)
at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, with respect to any Award that is characterized as “non-qualified deferred compensation” within the meaning of Code Section 409A, an event shall not be considered to be a Change in Control under the Plan for purposes of any payment in respect of such Award unless such event would also constitute a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets of” the Company under Code Section 409A.
For the avoidance of doubt, a definition of  “Change in Control” under an Evidence of Award shall not provide that a Change in Control will occur solely upon the announcement, commencement, shareholder approval (except with respect to Section 12(d)), or other potential occurrence of any event or transaction (rather than its consummation), and/or an unapproved change in less than a majority of the Board, and/or (except as described above) acquisition of 15% or less of the Voting Stock, and/or announcement or commencement of a tender or exchange offer.
13.
Detrimental Activity and Recapture Provisions.   Any Evidence of Award may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary, or (b) within a specified period after termination of such employment or service, engages in any detrimental activity, as described in the applicable Evidence of Award or such clawback policy. In addition, notwithstanding anything in this Plan to the contrary, any Evidence of Award or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any shares of Common Stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, including upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the shares of Common Stock may be traded.

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14.
Non-U.S. Participants.   In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including sub-plans) (to be considered part of this Plan) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Shareholders.

15.
Transferability.

(a)   Except as otherwise determined by the Committee, and subject to compliance with Section 17(b) of this Plan and Section 409A of the Code, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under this Plan be transferred for value. Where transfer is permitted, references to “Participant” shall be construed, as the Committee deems appropriate, to include any permitted transferee to whom such award is transferred. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.
(b)   The Committee may specify on the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer, including minimum holding periods.
16.
Withholding Taxes.   To the extent that the Company is required to withhold federal, state, local or foreign taxes or other amounts in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes or other amounts required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of shares of Common Stock, and such Participant fails to make arrangements for the payment of taxes or other amounts, then, unless otherwise determined by the Committee, the Company will withhold shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income, employment, tax or other laws, the Committee may require the Participant to satisfy the obligation, in whole or in part, by having withheld, from the shares of Common Stock delivered or required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld or by delivering to the Company other shares of Common Stock held by such Participant. The shares of Common Stock used for tax or other withholding will be valued at an amount equal to the fair market value of such shares of Common Stock on the date the benefit is to be included in Participant’s income. In no event will the fair market value of the shares of Common Stock to be withheld and delivered pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (a) an additional amount can be withheld and not result in adverse accounting consequences, and (b) such additional withholding amount is authorized by the Committee. Participants will also make such arrangements as the Company may require for the payment of any withholding tax or other obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes required to be withheld under applicable income, employment, tax or other laws in connection with any payment made or benefit realized by a Participant under this Plan, and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  111

2021 EQUITY AND INCENTIVE COMPENSATION PLAN
17.
Compliance with Section 409A of the Code.

(a)   To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.
(b)   Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Participant to the Company or any of its Subsidiaries.
(c)   If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.
(d)   Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.
(e)   Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.
18.
Amendments.

(a)   The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan, for purposes of applicable stock exchange rules and except as permitted under Section 11 of this Plan, (i) would materially increase the benefits accruing to Participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Shareholders in order to comply with applicable law or the rules of the New York Stock Exchange, or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, all as determined by the Board, then, such amendment will be subject to Shareholder approval and will not be effective unless and until such approval has been obtained.
(b)   Except in connection with a corporate transaction or event described in Section 11 of this Plan or in connection with a Change in Control, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding “underwater” Option Rights or Appreciation Rights (including following a Participant’s voluntary surrender of  “underwater” Option Rights or Appreciation Rights) in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the

112  investors.macysinc.com

2021 EQUITY AND INCENTIVE COMPENSATION PLAN
original Appreciation Rights, as applicable, without Shareholder approval. This Section 18(b) is intended to prohibit the repricing of  “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Shareholders.
(c)   If permitted by Section 409A of the Code, but subject to Section 18(d), including in the case of termination of employment or service, or in the case of unforeseeable emergency or other circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any dividend equivalents or other awards made pursuant to Section 9 of this Plan subject to any vesting schedule or transfer restriction, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which such Option Right, Appreciation Right or other award may vest or be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.
(d)   Subject to Section 18(b) of this Plan, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively. Except for adjustments made pursuant to Section 11 of this Plan, no such amendment will materially impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.
19.
Governing Law.   This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20.
Effective Date/Termination.   This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Predecessor Plans, provided that outstanding awards granted under the Predecessor Plans will continue unaffected following the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan. For clarification purposes, the terms and conditions of this Plan shall not apply to or otherwise impact previously granted and outstanding awards under the Predecessor Plans, as applicable (except for purposes of providing for Common Stock under such awards to be added to the aggregate number of shares of Common Stock available under Section 3(a)(i) of this Plan pursuant to the share counting rules of this Plan).

21.
Miscellaneous Provisions.

(a)   The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.
(b)   This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.
(c)   Except with respect to Section 21(e) of this Plan, to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.
(d)   No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.
(e)   Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

Macy’s, Inc. 2021 Notice of Meeting and Proxy Statement  113

2021 EQUITY AND INCENTIVE COMPENSATION PLAN
(f)   No Participant will have any rights as a Shareholder with respect to any shares of Common Stock subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares of Common Stock upon the stock records of the Company.
(g)   The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.
(h)   Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of shares of Common Stock under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the crediting of dividend equivalents or interest on the deferral amounts.
(i)   If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect. Notwithstanding anything in this Plan or an Evidence of Award to the contrary, nothing in this Plan or in an Evidence of Award prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.
22.
Stock-Based Awards in Substitution for Awards Granted by Another Company.   Notwithstanding anything in this Plan to the contrary:

(a)   Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for shares of Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.
(b)   In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.
(c)   Any shares of Common Stock that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) of this Plan will not reduce the shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 3 of this Plan. In addition, no shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 22(a) or 22(b) of this Plan will be added to the aggregate limit contained in Section 3(a)(i) of this Plan.

114  investors.macysinc.com

macy's inc

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/M2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 20, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39669-P51547-Z79335 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MACY'S, INC.

The Board of Directors Recommends a Vote "For" the Following Nominees:

1. Election of 10 directors to the Macy's Inc. Board of Directors named in, and for the term, described in the Proxy Statement.

	For	Against	Abstain
1a. Francis S. Blake	☐	☐	☐
1b. Torrence N. Boone	☐	☐	☐
1c. John A. Bryant	☐	☐	☐
1d. Deirdre P. Connelly	☐	☐	☐
1e. Jeff Gennette	☐	☐	☐
1f. Leslie D. Hale	☐	☐	☐
1g. William H. Lenehan	☐	☐	☐
1h. Sara Levinson	☐	☐	☐
1i. Paul C. Varga	☐	☐	☐
1j. Marna C. Whittington	☐	☐	☐

	For	Against	Abstain
The Board of Directors Recommends a Vote "For" Item 2.			
2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 29, 2022.	☐	☐	☐
The Board of Directors Recommends a Vote "For" Item 3.			
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
The Board of Directors Recommends a Vote "For" Item 4.			
4. Approval of the Macy's, Inc. 2021 Equity and Incentive Compensation Plan.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). **If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2, 3 and 4.** If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

For purposes of the 2021 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

D39670-P51547-Z79335

MACY'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
May 21, 2021

The undersigned Shareholder(s) hereby appoint(s) Deirdre P. Connelly and Marna C. Whittington, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy's, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on May 21, 2021, to be held virtually at www.virtualshareholdermeeting.com/M2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

macy's inc

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ATTEND THE MEETING
You may attend the meeting via the Internet by going to www.virtualshareholdermeeting.com/M2021. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 18, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 18, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39671-P51547-Z79335

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MACY'S, INC.

The Board of Directors Recommends a Vote "For" the Following Nominees:

1. Election of 10 directors to the Macy's Inc. Board of Directors named in, and for the term, described in the Proxy Statement.

	For	Against	Abstain
1a. Francis S. Blake	☐	☐	☐
1b. Torrence N. Boone	☐	☐	☐
1c. John A. Bryant	☐	☐	☐
1d. Deirdre P. Connelly	☐	☐	☐
1e. Jeff Gennette	☐	☐	☐
1f. Leslie D. Hale	☐	☐	☐
1g. William H. Lenehan	☐	☐	☐
1h. Sara Levinson	☐	☐	☐
1i. Paul C. Varga	☐	☐	☐
1j. Marna C. Whittington	☐	☐	☐

	For	Against	Abstain
The Board of Directors Recommends a Vote "For" Item 2.			
2. Ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 29, 2022.	☐	☐	☐
The Board of Directors Recommends a Vote "For" Item 3.			
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
The Board of Directors Recommends a Vote "For" Item 4.			
4. Approval of the Macy's, Inc. 2021 Equity and Incentive Compensation Plan.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). **If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all the Nominees and "FOR" Items 2, 3 and 4.** If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

For purposes of the 2021 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement). This proxy is governed by the laws of the State of Delaware.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

D39672-P51547-Z79335

MACY'S, INC.

To: J.P. Morgan Chase Bank, as Trustee for the Macy's, Inc. 401(k) Retirement Investment Plan.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2021

I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy's, Inc. to be held on May 21, 2021, and the related Proxy Instructions.

As to my proportional interest in any stock of Macy's, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy's, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy's, Inc. as to Items 1 through 4. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 18, 2021, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants.

If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE AND "FOR" ITEMS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE